UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

MFA Financial, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2020
To the Stockholders of MFA Financial, Inc.:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of MFA Financial, Inc., a Maryland corporation (“MFA,” “we” or “our”), on Wednesday, June 10, 2020, at 2:00 p.m., Eastern Time. This year the Annual Meeting is being held for the following purposes:
(1)
To elect the three (3) nominees named in the proxy statement to serve on MFA’s Board of Directors (the “Board”) until our 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

(2)
To consider and vote upon the ratification of the appointment of KPMG LLP as MFA’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)
To consider and vote upon an advisory (non-binding) resolution to approve MFA’s executive compensation as disclosed in the proxy statement;

(4)
To consider and vote upon the MFA Financial, Inc. Equity Compensation Plan, which is an amendment and restatement of our existing Equity Compensation Plan, and which, if approved at the Annual Meeting, will, among other things, increase the number of shares of common stock available for grant by MFA so that the number of shares available for issuance on or after the date of the Annual Meeting will be 18,000,000; and

(5)
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

In light of public health concerns resulting from the global COVID-19 pandemic, this year’s Annual Meeting will be a virtual meeting to be held over the Internet. We believe the use of the Internet to host the Annual Meeting will also enable expanded stockholder participation. You will be able to attend the Annual Meeting, submit your questions and, if you are a record holder of our common stock or proxy for a record holder, vote your shares during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/MFA2020 and entering your 16-digit control number.
The close of business on March 27, 2020, has been fixed by the Board as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.
Whether or not you plan to virtually attend the Annual Meeting, in order to assure proper representation of your shares at the Annual Meeting, we urge you to submit your proxy voting instructions to MFA by using our dedicated Internet voting website, our toll-free telephone number or, if you prefer, the mail. By submitting your proxy voting instructions promptly, either by Internet, telephone or mail, you can help MFA avoid the expense of follow-up mailings and ensure the presence of a quorum at the Annual Meeting. If you virtually attend the Annual Meeting, you may, if so desired, revoke your prior proxy voting instructions and vote your shares over the Internet at the virtual meeting.
In order to submit proxy voting instructions prior to the Annual Meeting, you have the option of authorizing your proxy (a) through the Internet at www.proxyvote.com and following the instructions described on the notice and access card previously mailed to you or on your proxy card, (b) by toll-free telephone at 1-800-690-6903 and following the instructions described on your proxy card or (c) by completing, signing and dating your proxy card and returning it promptly in the postage-prepaid envelope provided.
Your proxy is being solicited by the Board.
By Order of the Board
Harold E. Schwartz
Secretary
New York, New York
April 27, 2020

i

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2020
GENERAL INFORMATION
This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of MFA Financial, Inc., a Maryland corporation (“MFA,” the “Company,” “we,” “our” or “us”), for exercise at MFA’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 10, 2020, at 2:00 p.m., Eastern Time, or at any postponement or adjournment thereof. This year, in light of public health concerns resulting from the global COVID-19 pandemic, the Annual Meeting will be a virtual meeting of stockholders to be held over the Internet. This means that you will be able to attend the Annual Meeting, submit questions and, if you are a record holder of our shares or a proxy for a record holder, vote your shares during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/MFA2020.
If a proxy is properly authorized, submitted without specifying any instructions thereon and not revoked prior to the Annual Meeting, the shares of our common stock, par value $0.01 per share (the “Common Stock”), represented by such proxy will be voted (i) FOR the election of the three (3) nominees for director named in this Proxy Statement to serve on the Board until our 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify, (ii) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020, (iii) FOR the advisory (non-binding) resolution to approve our executive compensation as disclosed in this Proxy Statement (“Say-on-Pay”) and (iv) FOR the MFA Financial, Inc. Equity Compensation Plan, as amended and restated (the “Amended Plan”), which amends and restates our existing Equity Compensation Plan (which was last amended and restated, and most recently approved by our stockholders, in 2015) (the “Existing Plan”), and which, if approved at the Annual Meeting, will increase the number of shares of Common Stock available for grant by us so that the number of shares available for issuance on or after the date of the Annual Meeting will be 18,000,000 (which includes 3,149,758 shares of Common Stock subject to outstanding grants under the Existing Plan) and make certain other changes as described in this Proxy Statement. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.
This Proxy Statement, the Notice of Annual Meeting of Stockholders and the related proxy card are first being sent and made available to stockholders on or about April 27, 2020.
ANNUAL REPORT
This Proxy Statement is accompanied by our Annual Report to Stockholders for the year ended December 31, 2019, which includes financial statements audited by KPMG LLP, our independent registered public accounting firm, and their report thereon, dated February 21, 2020.
VOTING INFORMATION
Record Date and Outstanding Shares
Stockholders will be entitled to one vote for each share of Common Stock held of record at the close of business on March 27, 2020 (the “Record Date”), with respect to (i) the election of the three (3) directors named in this Proxy Statement to serve on the Board until our 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify, (ii) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020, (iii) the advisory (non-binding) Say-on-Pay vote, (iv) the approval of the Amended Plan and (v) any other proposal for stockholder action that may properly come before the Annual Meeting or any postponement or adjournment thereof.
As of the Record Date, we had issued and outstanding 453,115,673 shares of Common Stock.
Ownership of Shares
Stockholders may own shares of Common Stock in one or more of the following ways: (i) directly in their name as the stockholder of record, (ii) indirectly through a broker, bank or other intermediary in “street name” or (iii) indirectly through the Company’s 401(k) Savings Plan (the “401(k) Plan”).
If shares of Common Stock are registered directly in the stockholder’s name, we are sending proxy materials directly to the stockholder. As the holder of record, the stockholder has the right to give their proxy directly to our tabulating agent or to vote electronically during the virtual Annual Meeting via webcast. If the stockholder holds their shares in street name, the stockholder’s broker, bank or other intermediary is sending proxy materials to them, and they may direct the intermediary how to vote on their behalf by completing the voting instruction form that accompanies the proxy materials or following the instructions in the notice they received. If the stockholder holds shares through the Company’s 401(k) Plan, the proxy includes shares of Common Stock that the 401(k) Plan has credited to the participant’s account.
Internet Availability of Proxy Materials
We utilize a “notice and access” model rather than mailing full sets of proxy materials to all of our stockholders, as we believe, among other things, that the Company benefits from the reduced costs associated with this method of delivery. Thus, pursuant to rules of the Securities and Exchange Commission (“SEC”), we are making our proxy materials available to our stockholders electronically over the Internet rather than mailing the proxy materials to all our stockholders. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials, including this Proxy Statement and our 2019 Annual Report to Stockholders, on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed set of such materials can be found on the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.
How to Vote
In order to submit proxy voting instructions prior to the Annual Meeting, stockholders have the option to authorize their proxy by Internet, telephone or mail. Stockholders are requested to authorize a proxy to vote their shares of our Common Stock during the virtual Annual Meeting via webcast by using the dedicated Internet voting website or toll-free telephone number provided for this purpose. Specific instructions regarding the Internet and telephone voting options are described on the Notice Regarding the Availability of Proxy Materials previously mailed to you and/or on your proxy card. Alternatively, stockholders may authorize their proxy by completing, signing and dating their proxy card and returning it in the postage-prepaid envelope provided. Stockholders who authorize their proxy by using the Internet or telephone voting options do not need to also return a proxy card.
To allow sufficient time for the 401(k) Plan trustee to vote, the trustee must receive voting instructions for shares of Common Stock held through the plan by 11:59 p.m. New York City time on Friday, June 5, 2020. If the trustee does not receive voting instructions from the 401(k) Plan participant by that date, the trustee will not vote the participant’s shares. Accordingly, Internet and telephone voting are available through 11:59 p.m. New York City time on Friday, June 5, 2020, for shares held in the 401(k) Plan. Internet and telephone voting are available through 11:59 p.m. New York City time on Tuesday, June 9, 2020, for all other shares.
Shares of Common Stock represented by properly submitted proxies received by us prior to the Annual Meeting will be voted according to the instructions specified on such proxies. Any stockholder submitting a proxy retains the power to revoke such proxy at any time prior to its exercise at the Annual Meeting by

(i) delivering prior to the Annual Meeting a written notice of revocation to the attention of our Secretary at MFA Financial, Inc., 350 Park Avenue, 20th Floor, New York, New York 10022, (ii) authorizing a later proxy by Internet or telephone or submitting a later-dated proxy card or (iii) voting electronically during the Annual Meeting via webcast. Attending the virtual Annual Meeting via webcast will not automatically revoke a stockholder’s previously submitted proxy unless such stockholder votes electronically during the Annual Meeting.
Attending the Annual Meeting
You may attend the virtual Annual Meeting via webcast if you are a stockholder of record, a proxy of a stockholder of record or a beneficial owner of our Common Stock with evidence of ownership.
Quorum and Required Vote
The presence, in person or by proxy, of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum.
Assuming a quorum is present, the business scheduled to come before the Annual Meeting will require the following affirmative votes:
(i)
with respect to the election of directors, a majority of the total votes cast for and against the election of each nominee;

(ii)
with respect to the ratification of the appointment of our independent registered public accounting firm, a majority of the votes cast on the proposal;

(iii)
with respect to the advisory (non-binding) Say-on-Pay vote, a majority of the votes cast on the proposal; and

(iv)
with respect to the approval of the Amended Plan, a majority of the votes cast on the proposal.

Abstentions and Broker Non-Votes
Abstentions and broker non-votes are each included in the determination of the number of shares present at the Annual Meeting for the purpose of determining whether a quorum is present.
An abstention is the voluntary act of directing your proxy to abstain or attending the meeting in person and marking a ballot to abstain.
A broker non-vote occurs when a nominee (i.e., a broker) holding shares for a beneficial owner has not received instructions from the beneficial owner on a particular proposal for which the nominee is not permitted to exercise discretionary voting power under New York Stock Exchange (the “NYSE”) rules, and therefore, the nominee does not cast a vote on the proposal.
Under NYSE rules, brokers are not permitted to vote shares held in their clients’ accounts on elections of directors, the non-binding Say-on-Pay vote or the vote on the Amended Plan (each of which is considered a non-routine matter), unless, in each case, the client (as beneficial owner) has provided voting instructions to the broker. The ratification of the appointment of our independent registered public accounting firm is, however, a proposal for which brokers do have discretionary voting authority. If you hold your shares in “street name” (i.e., through a broker or other nominee), your broker or nominee will not vote your shares on non-routine matters unless you provide instructions on how to vote your shares. You can instruct your broker or nominee how to vote your shares by following the voting procedures provided by your broker or nominee.
Abstentions do not count as votes cast on the election of directors, the ratification of the appointment of KPMG LLP or the advisory (non-binding) Say-on-Pay vote and will have no effect on the results of such proposals. Under NYSE rules, an abstention will have the effect of a vote against the proposal to approve the Amended Plan.
Broker non-votes, if any, do not count as votes cast on the election of directors, the ratification of the appointment of KPMG LLP, the advisory (non-binding) Say-on-Pay vote or the vote on the Amended Plan and will have no effect on such proposals.

CORPORATE GOVERNANCE
Role of the Board
Pursuant to our Charter and Bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of the Board. The Board is responsible for establishing broad corporate policies and for our overall performance and direction, but is not involved in our day-to-day operations. Members of the Board keep informed of our business by participating in meetings of the Board and its committees, by, among other things, reviewing analyses, reports and other materials provided to them and through discussions with our chief executive officer (“CEO”) and other executive officers.
Board Leadership Structure
We currently separate the roles of Chairman of the Board and CEO, with the chairmanship held by a non-executive independent director. Under our Bylaws, the Chairman of the Board does not automatically serve as CEO, and the Chairman may be an executive or non-executive of the Company. At present, our Board believes that the separation of roles, while not required, fosters clear accountability and enhances the Board’s oversight of and independence from management, as well as assisting the Board’s ability to carry out its roles and responsibilities on behalf of stockholders. The Board also believes that the current leadership structure fosters effective decision-making and alignment on corporate strategy. In addition, the Board believes that separation of the Chairman and CEO roles strengthens risk management and allows our CEO to focus more of his time and energy on day-to-day management and operations of the business.
Role of the Non-Executive Chairman
George H. Krauss, an independent director, currently serves as our Chairman of the Board. Among other things, the Chairman of the Board: (1) presides at all meetings of the Board; (2) has the authority to call, and will lead, meetings and executive sessions of our independent and non-management directors; (3) consults with the CEO and the Board committee chairs in establishing the agenda for Board and Board committee meetings; (4) helps facilitate communication between the CEO and the Board; (5) acts as a liaison between the Board and management; (6) confirms the Board has a process of periodically assessing the effectiveness of the Board, its committees and individual directors and management; and (7) performs such other functions as may be designated from time to time. The Chairman of the Board is elected annually by a majority of the directors then serving on the Board at the first meeting of the Board following the annual meeting of stockholders.
Board’s Role in Risk Oversight
The Board is responsible for the oversight of MFA’s risk management. The Board oversees and monitors MFA’s risk management framework and reviews risks that may be material to us. As part of this oversight process, the Board periodically receives reports from management on areas of material risk to MFA, including operational, financial, interest rate, liquidity, credit, market, legal and regulatory, accounting, strategic and cyber (i.e., data protection and information security) risks. The Board receives these reports from the appropriate sources within MFA to enable it to understand our risk identification, risk management and risk mitigation strategies. To the extent applicable, the Board and its committees coordinate their risk oversight roles. As part of its written charter, the Audit Committee of the Board periodically discusses guidelines and policies to govern the process by which risk assessment and risk management, including major financial risk exposures, are undertaken by MFA and its management, and the Compensation Committee of the Board oversees our compensation programs to ensure that they do not encourage unnecessary or excessive risk taking. The principal goal of these processes is to achieve thoughtful Board-level attention to (i) our risk management process and framework, (ii) the nature of the material risks we face, (iii) the adequacy of our risk management process and framework designed to identify, respond to and mitigate these risks and (iv) as necessary or appropriate, possible changes to our risk management process and framework to react to a fluid business environment.
Director Independence
MFA’s Corporate Governance Guidelines (the “Governance Guidelines”), which have been adopted and are periodically reviewed by the Board, provide that a majority of the directors serving on the Board must be independent as affirmatively determined by the Board in accordance with the rules and standards established by the NYSE. In addition, as permitted under the Governance Guidelines, the Board has also adopted certain additional categorical standards (the “Independence Standards”) to assist it in making determinations with respect to the independence of directors. Based upon its review of all relevant facts and circumstances, the Board has affirmatively determined that seven of our eight current directors, Stephen R. Blank, James A. Brodsky, Laurie S. Goodman, Robin Josephs, George H. Krauss, Francis J. Oelerich III and Lisa Polsky qualify as independent directors under the NYSE listing standards and the Independence Standards. Craig L. Knutson, by virtue of his position as our CEO and President, is not an independent director.
The Independence Standards can be found on our website at www.mfafinancial.com.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to our directors, officers and employees. The Code of Conduct was designed to assist directors, officers and employees in complying with the law, in resolving certain moral and ethical issues that may arise in the performance of their duties and in complying with our policies and procedures. Among the areas addressed by the Code of Conduct are compliance with applicable laws, conflicts of interest, use and protection of our assets, confidentiality, communications with the public, internal accounting controls, improper influence on the conduct of audits, records retention, fair dealing, discrimination and harassment, and health and safety. The Board’s Nominating and Corporate Governance Committee is responsible for assessing and periodically reviewing the adequacy of the Code of Conduct and will recommend, as appropriate, proposed changes to the Code of Conduct to the Board.
The Code of Conduct can be found on our website at www.mfafinancial.com. We will also provide the Code of Conduct, free of charge, to stockholders who request it. Requests should be directed to the attention of our Secretary at MFA Financial, Inc., 350 Park Avenue, 20th Floor, New York, New York 10022.
Corporate Governance Guidelines
General.   The Board has adopted the Governance Guidelines, which address significant issues of corporate governance and set forth procedures by which the Board carries out its responsibilities. Among the areas addressed by the Governance Guidelines are Board composition, Board functions and responsibilities, Board committees, director qualification standards, director resignations, director retirements, access to management and independent advisors, director compensation, management succession, director orientation and continuing education and Board and committee performance evaluations. The Board’s Nominating and Corporate Governance Committee is responsible for assessing and periodically reviewing the adequacy of the Governance Guidelines and will recommend to the Board, as appropriate, proposed changes to the Governance Guidelines.
The Governance Guidelines can be found on our website at www.mfafinancial.com. We will also provide the Governance Guidelines, free of charge, to stockholders who request them. Requests should be directed to the attention of our Secretary at MFA Financial, Inc., 350 Park Avenue, 20th Floor, New York, New York 10022.
Majority Voting for Directors/Director Resignation Policy.   Our Bylaws provide that a nominee for director will be elected by receiving the affirmative vote of a majority of the total votes cast for and against the election of such nominee in a non-contested election (i.e., where the number of nominees is the same as the number of directors to be elected).
Under the terms of our Governance Guidelines, if a nominee for director who is an incumbent director is not elected by the vote required in our Bylaws, the director is required to promptly tender to the Board his or her offer to resign from the Board. Upon recommendation of the Nominating and Corporate Governance Committee, the Board, excluding such individual, will decide whether or not to accept such offer to resign, and thereafter, it will promptly and publicly disclose its decision. If the Board determines not to accept the director’s offer to resign, the director will continue to serve on the Board until the next annual meeting of stockholders and until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal. The Board may consider any factors it deems relevant in deciding whether to accept a director’s resignation.
In a contested election, the director nominees who receive a plurality of votes cast are elected as directors. Under the plurality standard, the number of individuals equal to the number of directorships to be filled who receive more votes than other nominees are elected to the board, regardless of whether they receive a majority of votes cast.
Director Retirement Policy.   The Governance Guidelines provide that no person who has reached the age of 75 at the time of their election or appointment may be elected or appointed as a director; provided, however, that current directors of MFA who had reached the age of 70 as of October 1, 2014, may not be re-appointed or nominated for re-election after reaching the age of 77.
Review and Approval of Transactions with Related Persons
The Board has adopted written policies and procedures for review, approval and monitoring of transactions involving the Company and “related persons” (directors and executive officers, stockholders beneficially owning greater than 5% of our outstanding capital stock or immediate family members of any of the foregoing). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the Securities and Exchange Commission (“SEC”) (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). A summary of these policies and procedures is set forth below:
Policies
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Any covered related party transaction must be approved by the Board or by a committee of the Board consisting solely of disinterested directors. In considering the transaction, the Board or committee will consider all relevant factors, including, as applicable, (i) our business rationale for entering into the transaction; (ii) the available alternatives; (iii) whether the transaction is on terms comparable to those available to or from third parties; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest; and (v) the overall fairness of the transaction to the Company.

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On at least an annual basis, the Board or committee will monitor the transaction to assess whether it is advisable for the Company to amend or terminate the transaction.

Procedures
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Management or the affected director or executive officer will bring the matter to the attention of the Chair of the Audit Committee or, if the Chair of the Audit Committee is the affected director, to the attention of the Chair of the Nominating and Corporate Governance Committee.

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The appropriate committee Chair shall determine whether the matter should be considered by the Board or by a committee of the Board consisting solely of disinterested directors.

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If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

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The transaction must be approved in advance whenever practicable and, if not practicable, must be ratified as promptly as practicable.

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If a transaction that has been entered into without prior approval is not ratified, the Board or committee may consider additional action, in consultation with counsel, including, but not limited to, with respect to transactions that are pending or ongoing, termination of the transaction on a prospective basis or modification of the transaction in a manner that would permit it to be ratified by the Board or committee, and with respect to transactions that are completed, rescission of such transaction and/or disciplinary action.

Identification of Director Candidates
In accordance with the Governance Guidelines and its charter, the Nominating and Corporate Governance Committee is responsible for identifying and evaluating director candidates for the Board and for recommending director candidates to the Board for consideration as nominees to stand for election at our annual meetings of stockholders. Director candidates are nominated to stand for election to the Board in accordance with the procedures set forth in the written charter of the Nominating and Corporate Governance Committee.
We seek highly-qualified director candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity and values. The Nominating and Corporate Governance Committee periodically reviews the appropriate skills and characteristics required of our directors in the context of the current composition of the Board, our operating requirements and the interests of the Company. In accordance with the Governance Guidelines, director candidates should have experience in positions with a high degree of responsibility and decision making, be able to exercise good business judgment, be able to provide practical wisdom and mature judgment and be leaders in the companies or institutions with which they are affiliated. The Nominating and Corporate Governance Committee reviews director candidates with the objective of assembling a slate of directors that can best fulfill and promote our goals, and recommends director candidates based upon contributions they can make to the Board and management and their ability to represent MFA’s long-term interests and those of its stockholders.
Although we do not have a formal written diversity policy, the Nominating and Corporate Governance Committee considers diversity of race, ethnicity, gender, age, cultural background, professional experiences and expertise and education in evaluating director candidates for Board membership. We believe that considerations of diversity are, and will continue to be, an important component relating to the Board’s composition as multiple and varied points of view contribute to a more effective decision-making process.
Upon determining the need for additional or replacement Board members, the Nominating and Corporate Governance Committee identifies director candidates and assesses such director candidates based upon information it receives in connection with the recommendation or which it otherwise possesses, which may be supplemented by certain inquiries. In conducting this assessment, the Nominating and Corporate Governance Committee considers knowledge, experience, skills, diversity and such other factors as it deems appropriate in light of our current needs and those of the Board. If the Nominating and Corporate Governance Committee determines, in consultation with other directors, that a more comprehensive evaluation is warranted, the Nominating and Corporate Governance Committee may then obtain additional information about a director candidate’s background and experience, including by means of personal interviews. The Nominating and Corporate Governance Committee will then re-evaluate the director candidate using its evaluation criteria. The Nominating and Corporate Governance Committee receives input on such director candidates from other directors, and recommends director candidates to the Board for nomination. The Nominating and Corporate Governance Committee may, in its sole discretion, engage one or more search firms and/or other consultants, experts or professionals to assist in, among other things, identifying director candidates or gathering information regarding the background and experience of director candidates. If the Nominating and Corporate Governance Committee engages any such third party, the Nominating and Corporate Governance Committee will have sole authority to approve any fees or terms of retention relating to these services.
The Nominating and Corporate Governance Committee accepts stockholder recommendations of director candidates and applies the same standards in considering director candidates submitted by stockholders as it does in evaluating director candidates recommended by members of the Board or management. Stockholders may make recommendations at any time, but recommendations of director candidates for consideration as director nominees at our next annual meeting of stockholders must be received not less than 120 days before the first anniversary of the date of the proxy statement for the prior year’s annual meeting of stockholders. Accordingly, to submit a director candidate for consideration for nomination at our 2021 Annual Meeting of Stockholders, stockholders must submit the recommendation, in writing, by no later than the close of regular business hours on December 29, 2020. The written notice must demonstrate that it is being submitted by a stockholder of MFA and include information about each proposed director candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information. In addition, the stockholder must provide confirmation of each recommended director candidate’s consent to serve as a director and contact information for each director candidate so that his or her interest can be verified and, if necessary, to gather further information.
Communications with the Board
The Board has established a process by which stockholders and/or other interested parties may communicate in writing with our directors, a committee of the Board, the Board’s non-employee directors as a group or the Board generally. Any such communications may be sent to the Board by U.S. mail or overnight delivery and should be directed to the attention of our Secretary at MFA Financial, Inc., 350 Park Avenue, 20th Floor, New York, New York 10022, who will forward them to the intended recipient(s). Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of our Secretary, are not required, however, to be forwarded to the directors. The Board has approved this communication process.
Executive Sessions of Independent Directors
The independent directors serving on the Board meet in executive session at least four times per year at regularly scheduled meetings of the Board. These executive sessions of the independent directors are presided over by George H. Krauss, in his capacity as the non-executive Chairman of the Board.
Corporate Responsibility: Social and Environmental Considerations
MFA understands the importance of incorporating environmental and social considerations into its business and day-to-day operations, and we appreciate the increased interest of our stockholders in these matters. We consider the interests of all our stakeholders — our stockholders, employees, lenders and other counterparties, vendors and community — in pursuing the long-term success and best interests of our business.
Social Considerations
MFA’s primary social considerations and impacts relate to our investment activity and human capital management, both of which are critical to our success as an organization.
Investment Activity
As a provider of private capital to the U.S. housing market through our investments in residential mortgages, our business enhances liquidity in the residential real estate mortgage markets and, in turn, facilitates home ownership in the United States. As of March 31, 2020, MFA had approximately $9.7 billion in aggregate mortgage and mortgage-related investments.
Human Capital Management
As an employer, we have a responsibility to our most important asset, our employees. We recognize the importance of ongoing communication and engagement with our employees through direct channels, facilitated by our small employee base. We are committed to providing our employees an engaging, supportive, and inclusive atmosphere in which to grow professionally and contribute. We are also committed to promoting equality and further increasing diversity within our workforce. In this regard, we are proud to have been one of 325 companies across 50 industries that was included in the 2020 Bloomberg Gender-Equality Index, which recognizes companies committed to transparency in gender reporting and advancing gender equality.
Finally, we pride ourselves on providing a wide selection of resources to protect our employees’ health, well-being, financial security and safety, and work-life balance, including:

Compensation, Retirement and Income Protection
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Competitive base salary and bonus potential

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Equity compensation plan

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401(k) plan with company matching contribution

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Company-paid short-term and long-term disability insurance

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Company-paid group term life and accidental death & dismemberment insurance

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Student loan repayment assistance program

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Child care reimbursement program

Health, Wellness and Community
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Company-subsidized medical insurance

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Company-paid dental and vision insurance

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Flexible spending accounts for health, dependent care, commuting and parking expenses

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Paid parental leave

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Paid vacation, personal and sick days and Federal holidays

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Gym reimbursement program

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Employee assistance program

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Charitable contribution matching program

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W@M — Women at MFA employee network

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Paid time off for participation in volunteer activities

Professional Education and Development
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Tuition reimbursement for career-related college and continuing education courses

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Reimbursement of costs for pursuing and maintaining job-related professional licenses, including prep course and exam fees

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Reimbursement for membership in career-related professional organizations and associations

Business Continuity and Disaster Recovery
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Active business continuity and disaster recovery program to identify and remediate threats to our operations and employees

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Company maintains two dedicated and fully functional co-location facilities usable in the event our principal office is unusable

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Annual company-wide disaster recovery drill

Environmental Considerations
As an investment management firm with 65 office-based employees based in a single, principal location, our business operations have a relatively modest impact on the environment. Nonetheless, we strive to use resources efficiently and responsibly.
Our efforts to reduce our environmental impact include:
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Headquarters located in a LEED-certified building

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Office cleaning and pest control conducted with specific green products

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Mandated recycling program glass, metal, paper and plastic

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Recycling of electronic equipment and ink cartridges

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Energy Star® printers

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Motion sensor control lighting in certain areas

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Water coolers

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Compostable and recycled kitchen products

BOARD AND COMMITTEE MATTERS
Board of Directors
The Board is responsible for directing the management of our business and affairs. The Board conducts its business through meetings and actions taken by unanimous written consent in lieu of meetings. During the year ended December 31, 2019, the Board held six meetings and acted 15 times by unanimous consent in lieu of a meeting. Each of our directors then serving on the Board attended at least 75% of the meetings of the Board (and of the Board’s committees on which they then served) that were held in 2019. All directors then serving on the Board attended our 2019 Annual Meeting of Stockholders. The Board’s policy, as set forth in our Governance Guidelines, is to encourage and promote the attendance by each director at all scheduled meetings of the Board and all meetings of our stockholders.
Committees of the Board
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.
Audit Committee.   Laurie S. Goodman (Chair), Stephen R. Blank, Robin Josephs, Francis J. Oelerich III and Lisa Polsky are currently the members of the Audit Committee. The Board has determined that all of the members of the Audit Committee are independent as required by the NYSE listing standards, SEC rules governing the qualifications of audit committee members, the Governance Guidelines, the Independence Standards and the written charter of the Audit Committee. The Board has also determined, based upon its qualitative assessment of their relevant levels of knowledge and business experience (see “Election of Directors” beginning on page 16 of this Proxy Statement for a description of their respective backgrounds and experience), that each of Ms. Goodman, Mr. Blank, Ms. Josephs and Ms. Polsky qualifies as an “audit committee financial expert” for purposes of, and as defined by, SEC rules and has the requisite accounting or related financial management expertise required by the NYSE listing standards. In addition, the Board has determined that all of the members of the Audit Committee are financially literate as required by the NYSE listing standards. During 2019, the Audit Committee met eight times.
The Audit Committee is responsible for, among other things, engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of their audit engagement, approving professional services to be provided by the independent registered public accounting firm, reviewing the independence of the auditors, considering the range of audit and non-audit fees, reviewing the adequacy of our internal controls, accounting and reporting practices and assessing the quality and integrity of our consolidated financial statements. In accordance with its charter, the Audit Committee has a policy requiring that the terms of all auditing and non-auditing services to be provided by our independent registered public accounting firm be pre-approved by the Audit Committee. The Audit Committee also reviews and evaluates the scope of all non-auditing services to be provided by our independent registered public accounting firm in order to confirm that such services are permitted by the rules and/or regulations of the NYSE, the SEC, the Financial Accounting Standards Board or other similar governing bodies. The specific responsibilities of the Audit Committee are set forth in its charter, which can be found on our website at www.mfafinancial.com.
Compensation Committee.   Robin Josephs (Chair), Stephen R. Blank, James A. Brodsky and Francis J. Oelerich III are currently the members of the Compensation Committee. The Board has determined that all of the members of the Compensation Committee are independent as required by the NYSE listing standards, the Governance Guidelines, the Independence Standards and the written charter of the Compensation Committee. During 2019, the Compensation Committee met seven times and acted seven times by unanimous consent in lieu of a meeting.
The Compensation Committee is responsible for, among other things, overseeing the design, approval, administration and evaluation of MFA’s compensation plans, policies and programs and reviewing and establishing the compensation of our directors and executive officers. The specific responsibilities of the Compensation Committee are set forth in its charter, which can be found on our website at www.mfafinancial.com.

Compensation Committee Interlocks and Insider Participation.   There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Nominating and Corporate Governance Committee.   George H. Krauss (Chair), James A. Brodsky and Laurie S. Goodman are currently the members of the Nominating and Corporate Governance Committee. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent as required by the NYSE listing standards, the Governance Guidelines, the Independence Standards and the written charter of the Nominating and Corporate Governance Committee. During 2019, the Nominating and Corporate Governance Committee met four times and acted once by unanimous consent in lieu of meeting.
The Nominating and Corporate Governance Committee is responsible for, among other things, assisting the Board in identifying individuals qualified to become Board members, recommending to the Board the director nominees to stand for election by our stockholders, recommending to the Board the directors to serve on each of the Board’s committees, developing and recommending to the Board the corporate governance principles and guidelines applicable to the Company and directing the Board in an annual review of its performance. The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which can be found on our website at www.mfafinancial.com.
We will provide the charter of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, free of charge, to stockholders who request them. Requests should be directed to the attention of our Secretary at MFA Financial, Inc., 350 Park Avenue, 20th Floor, New York, New York 10022.
Report of the Audit Committee
The Audit Committee of the Board of Directors is responsible for monitoring, on behalf of the Board, the integrity of our consolidated financial statements, our system of internal controls, the performance, qualifications and independence of our independent registered public accounting firm and our compliance with related legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, determine the compensation of, evaluate the performance of and, when appropriate, replace our independent registered public accounting firm. The Audit Committee operates under a written charter adopted by the Board.
Management has the primary responsibility for our financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for the report on our internal control over financial reporting. KPMG LLP, our independent registered public accounting firm, is responsible for performing an independent audit of (i) our annual consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States and (ii) the effectiveness of our internal control over financial reporting and expressing an opinion with respect thereto. The Audit Committee’s responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on our internal control over financial reporting. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by our management and our independent registered public accounting firm.
During 2019, the Audit Committee held eight meetings. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, KPMG LLP, our independent registered public accounting firm, and Grant Thornton LLP, our internal auditing firm.
The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2019, and the related report prepared by KPMG LLP, with management and KPMG LLP. The Audit Committee discussed with KPMG LLP and Grant Thornton LLP the overall scope and plans for their respective audits, including internal control testing under Section 404 of the

Sarbanes-Oxley Act of 2002. The Audit Committee also reviewed and discussed with management, KPMG LLP and Grant Thornton LLP management’s annual report on MFA’s internal control over financial reporting and the report prepared by KPMG LLP with respect to its audit of MFA’s internal control over financial reporting. The Audit Committee met with KPMG LLP and Grant Thornton LLP, with and without management present, to discuss the results of their examinations, their evaluations of MFA’s internal control environment and the overall quality of our financial reporting.
The Audit Committee reviewed and discussed with KPMG LLP its audit plan for MFA and their proposed implementation of this plan. The Audit Committee also discussed with KPMG LLP matters that independent accounting firms are required to communicate to audit committees under the rules of the SEC, generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (“PCAOB”), including, among other things, matters related to the conduct of the audit of MFA’s consolidated financial statements and the matters required to be discussed by Auditing Standard No. 16, as adopted by the PCAOB, which included a discussion of KPMG LLP’s judgments about the quality (not just the acceptability) of MFA’s accounting principles as applied to financial reporting.
The Audit Committee also discussed with KPMG LLP its independence from the Company. KPMG LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and represented that it is independent from MFA. When considering the independence of KPMG LLP, the Audit Committee considered whether services provided by KPMG LLP, beyond those rendered in connection with its audit of MFA’s consolidated financial statements, its reviews of MFA’s interim condensed consolidated financial statements included in MFA’s quarterly reports on Form 10-Q and its audit of the effectiveness of MFA’s internal control over financial reporting, were compatible with maintaining its independence. The Audit Committee reviewed and approved the audit and other professional services performed by, and the amount of fees paid for such services to, KPMG LLP. The Audit Committee has adopted policies and procedures for the pre-approval of auditing and non-auditing services for the purpose of maintaining the independence of our independent registered public accounting firm. The Audit Committee received periodic updates on the amount of fees and scope of audit and other professional services provided.
Based on the Audit Committee’s review and the outcome of these meetings, discussions and reports, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in its written charter, the Audit Committee recommended to the Board, and the Board has approved, that MFA’s audited consolidated financial statements for the fiscal year ended December 31, 2019, be included in the Company’s Annual Report on Form 10-K filed with the SEC and 2019 Annual Report to Stockholders. The Audit Committee has also selected and appointed KPMG LLP as MFA’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and is presenting this appointment to the Company’s stockholders for ratification.
AUDIT COMMITTEE
Laurie S. Goodman, Chair	Francis J. Oelerich III
Stephen R. Blank	Lisa Polsky
Robin Josephs
The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

COMPENSATION OF NON-EMPLOYEE DIRECTORS
Pursuant to the terms of its charter, the Compensation Committee is responsible for reviewing and making recommendations to the Board with respect to the compensation of the non-employee directors (the “Non-Employee Directors”) on the Board. The Compensation Committee, with the assistance of an independent compensation consultant, most recently reviewed the compensation of Non-Employee Directors in the first half of 2017.
At present, we have the following compensation program for Non-Employee Directors:
•
an annual cash retainer of $100,000, which retainer is payable in equal quarterly installments in arrears.

•
an annual grant to each director under the Company’s Equity Compensation Plan of fully-vested shares of our Common Stock or fully-vested restricted stock units (“RSUs”) with a grant value of $150,000.

•
an annual cash retainer for service on one or more committees of the Board pursuant to which each member of the Board’s (i) Audit Committee (other than the Audit Committee Chair) receives $15,000 per year, (ii) Compensation Committee (other than the Compensation Committee Chair) receives $15,000 per year and (iii) Nominating and Corporate Governance Committee (other than the Nominating and Corporate Governance Committee Chair) receives $5,000 per year. These fees are payable in equal quarterly installments in arrears.

•
an annual cash fee of (i) $35,000 per year paid to the Chair of the Board’s Audit Committee, (ii) $35,000 per year paid to the Chair of the Board’s Compensation Committee and (iii) $15,000 per year paid to the Chair of the Board’s Nominating and Corporate Governance Committee, which fees are payable in equal quarterly installments in arrears.

•
an additional annual grant to the non-executive Chairman of fully-vested shares of our Common Stock or fully-vested RSUs with a grant date value of $115,000.

Our Non-Employee Directors may also participate in our Fourth Amended and Restated 2003 Non-Employee Directors’ Deferred Compensation Plan (the “Non-Employee Directors Plan”), which allows participants to elect to defer receipt of 50% or 100% of their annual cash fees and to elect whether to receive their equity-based compensation in the form of fully-vested shares of our Common Stock or fully-vested RSUs. Under the Non-Employee Directors Plan, cash amounts deferred are considered to be converted into “stock units,” which do not represent our capital stock, but rather the right to receive a cash payment equal to the fair market value of an equivalent number of shares of Common Stock. Deferred amounts (and the resultant stock units), together with any cash dividend equivalents credited to outstanding stock units, increase or decrease in value as would an equivalent number of shares of Common Stock and are settled in cash at the termination of the deferral period, based on the value of the stock units at that time.

The following table summarizes the compensation of our Non-Employee Directors for the year ended December 31, 2019.
2019 Non-Employee Director Compensation
Name	Fees Earned or Paid in Cash ($)(1)	Stock/RSU Awards ($)(2)	Total ($)(3)
Stephen R. Blank	130,000	150,000	280,000
James A. Brodsky	120,000	150,000	270,000
Richard J. Byrne(4)	120,000	150,000	270,000
Laurie S. Goodman	140,000	150,000	290,000
Alan L. Gosule(4)	47,143	-0-	47,143
Robin Josephs	150,000	150,000	300,000
George H. Krauss	115,000	265,000	380,000
Francis J. Oelerich III(4)	79,286	150,000	229,286
Lisa Polsky(4)	-0-	-0-	-0-

(1)
Amounts in this column represent, as applicable, the annual board retainer fees, annual committee chair fees and committee membership fees earned or paid to Non-Employee Directors for service in 2019. For Mr. Brodsky, Mr. Byrne, Ms. Goodman and Ms. Josephs, amount includes cash fees that the director has elected to defer under the Non-Employee Directors Plan.

(2)
Amounts in this column represent the aggregate grant date fair value of such stock or RSU awards computed in accordance with FASB ASC Topic 718. During 2019, each non-employee director (other than George H. Krauss) was granted 20,604 fully-vested RSUs on May 23, 2019 (based on a price per share of $7.28, which was the closing price of the Common Stock on such day). In addition, Mr. Krauss, our non-executive Chairman, was granted 36,401 fully-vested RSUs on May 23, 2019. A discussion of the assumptions underlying the calculation of RSU values may be found in Note 13 to our Consolidated Financial Statements on pages 124 to 126 of our 2019 Annual Report on Form 10-K.

(3)
Total compensation for Non-Employee Directors does not include dividend equivalents (which consist of a cash distribution equal to the cash dividend paid on a share of Common Stock) paid during 2019 in respect of the fully-vested RSUs granted to each Non-Employee Director.

(4)
Mr. Byrne resigned from the Board effective December 31, 2019. Mr. Gosule retired from the Board effective May 22, 2019. Mr. Oelerich was elected to the Board effective May 22, 2019. Ms. Polsky was elected to the Board effective January 1, 2020.

*****
The following table summarizes certain additional information regarding cash amounts deferred by our Non-Employee Directors participating in the Non-Employee Directors Plan as of December 31, 2019.
Name	Fair Market Value of Deferred Amounts at Jan. 1, 2019(1) ($)	Cash Distribution Jan. 15, 2019 ($)	Remaining Deferred Amount after Jan. 15, 2019 Distribution(2) ($)	Fair Market Value of Deferred Amounts at Dec. 31, 2019(3) ($)
James A. Brodsky	632,353	159,645	472,708	749,888
Richard J. Byrne	485,836	—	485,836	749,888
Laurie S. Goodman	362,394	—	362,394	614,355
Robin Josephs	607,296	—	607,295	937,360

(1)
Amounts in this column represent the value of compensation deferred by the director (including cash dividend equivalents credited to outstanding stock units) from the inception of the individual director’s elected participation in the Non-Employee Directors Plan, less cash distributions, if any, made at the termination of any elected deferral and payment period before the effect of any distributions made during 2019. Amounts in this column represent the fair market value of stock units in the director’s deferred compensation account (including cash dividend equivalents credited to outstanding stock units) based on the closing price of the Common Stock of $6.68 per share as reported on the NYSE on December 31, 2018.
(2)
Amounts in this column represent the value of the director’s deferred compensation account under the Non-Employee Directors Plan following the distributions, if any, made on January 15, 2019.

(3)
Amounts in this column represent the fair market value at December 31, 2019, of stock units in the director’s deferred compensation account (including cash dividend equivalents credited to outstanding stock units) (based upon the closing price of the Common Stock of $7.65 per share reported on the NYSE on December 31, 2019) under the Non-Employee Directors Plan.

*****
The Non-Employee Directors are subject to a share retention/alignment requirement pursuant to which each Non-Employee Director is required to hold and maintain equity in MFA, which could include Common Stock and/or RSUs under the Non-Employee Directors Plan (collectively, the “Equivalent Shares”), in an amount equal to no less than 37,500 Equivalent Shares. Generally, this retention requirement must be met within five years after becoming a director. All of our directors (except for Francis J. Oelerich III, who joined the Board in May 2019, and Lisa Polsky, who joined the Board in January 2020) have met this retention requirement.
The following table summarizes information regarding the number of Equivalent Shares owned by each of our current Non-Employee Directors as of the Record Date.
Name	Shares of Common Stock Beneficially Owned (#)	Restricted Stock Units Owned (#)	Total Number of Equivalent Shares Owned (#)
Stephen R. Blank	62,987	84,636	147,623
James A. Brodsky	94,832	84,636	179,468
Laurie S. Goodman	11,419	84,636	96,055
Robin Josephs	83,186	84,636	167,822
George H. Krauss	104,747	155,897	260,644
Francis J. Oelerich III	-0-	20,604	20,604
Lisa Polsky	-0-	-0-	-0-
Non-employee directors are also eligible to receive other grants of Common Stock and phantom shares, as well as grants of stock options, under the Company’s Equity Compensation Plan. We also reimburse all Non-Employee Directors for reasonable travel and other expenses incurred in connection with attending Board, committee and stockholder meetings and other Company-sponsored events and/or other activities in which they engage or participate on our behalf. In addition, we provide all non-employee directors with up to $500,000 of accidental death and dismemberment insurance while traveling to or attending Board, committee and stockholder meetings and other Company-sponsored events. Directors who are employees of the Company (currently, only Mr. Knutson) are not entitled to receive additional compensation for serving on the Board.

1. ELECTION OF DIRECTORS
Board of Directors
In accordance with our Charter and Bylaws, the Board is currently comprised of eight (8) directors, Stephen R. Blank, James A. Brodsky, Laurie S. Goodman, Robin Josephs, Craig L. Knutson, George H. Krauss, Francis J. Oelerich III and Lisa Polsky, and it is divided into three classes, with Mr. Blank, Ms. Goodman and Mr. Knutson constituting the Class I directors, Ms. Josephs and Mr. Krauss constituting the Class II directors and Mr. Brodsky, Mr. Oelerich and Ms. Polsky constituting the Class III directors.
One class of directors is elected at each annual meeting of our stockholders for a term of three (3) years. Each director holds office until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal. The term of the Board’s Class I directors expires at the Annual Meeting. The terms of the other two classes of directors expire at MFA’s 2021 annual meeting of stockholders (Class II directors) and MFA’s 2022 annual meeting of stockholders (Class III directors).
Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, Ms. Goodman, Mr. Knutson and Richard C. Wald have been nominated by the Board to stand for election as Class I directors by the stockholders at the Annual Meeting to serve a term until our 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify. Ms. Goodman and Mr. Knutson are currently directors of MFA, and Mr. Wald was recommended for consideration as a nominee by a former independent, non-management director of MFA. Mr. Blank, a current Class I director, has notified us of his intention to retire from the Board following the Annual Meeting, unless his intended successor, Mr. Wald, is not elected at the Annual Meeting. As a result of Mr. Blank’s intended retirement, the number of nominees for director to be elected at the Annual Meeting has not been increased.
If the candidacy of Ms. Goodman, Mr. Knutson or Mr. Wald should, for any reason, be withdrawn prior to the Annual Meeting, the proxies will be voted by the proxy holders in favor of such substituted candidate or candidates (if any) as shall be nominated by the Board or the Board may determine to reduce its size.
The Board has no reason to believe that Ms. Goodman, Mr. Knutson or Mr. Wald would be unable or unwilling to serve as Class I directors.
The Board has determined that all of our current directors are qualified to serve as directors of the Company. The biographies of each of the Board’s nominees standing for election or re-election and our continuing directors set forth below contain information regarding each person’s service as a director, business experience and education, director positions held currently or at any time during the last five years and the experience, qualifications, attributes or skills that caused the Board and the Nominating and Corporate Governance Committee to determine that the person should serve as a director.
In addition to the specific information set forth in their respective biographies, we believe that each of our directors also possesses the tangible and intangible attributes and skills that are important to being an effective director on the Board, including experience in areas of expertise relevant and beneficial to our business and industry, a willingness and commitment to assume the responsibilities required of a director of the Company and the character and integrity we expect of directors of the Company.
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Class I Directors
The following information is furnished regarding the nominees for election as our Class I directors by the holders of Common Stock.
Laurie S. Goodman, 64, has served as a director of MFA since July 2014. She is currently the Center Co-Director of the Housing Finance Policy Center at the Urban Institute, a Washington, D.C.-based nonprofit organization dedicated to elevating the debate on social and economic policy. Ms. Goodman joined the Urban Institute in late 2013 from Amherst Securities Group, L.P., a boutique broker dealer specializing in securitized products, where she had been a Senior Managing Director since late 2008 leading a group known for its analysis of housing policy issues. Prior to her tenure at Amherst Securities, Ms. Goodman was head of Global Fixed Income Research and Manager of U.S. Securitized Products Research at UBS and its predecessor firms from July 1993 through November 2008. Prior to her tenure with UBS, Ms. Goodman spent ten years in senior fixed income research positions at Citicorp, Goldman Sachs, and Merrill Lynch. She was also a mortgage portfolio manager at Eastbridge Capital and a Senior Economist at the Federal Reserve Bank of New York. Ms Goodman also serves as a director of Arch Capital Group Ltd., a Bermuda-based insurance company, where she serves on its audit, underwriting oversight and nominating and governance committees. Ms. Goodman has an A.M. and Ph.D. in economics from Stanford University and a B.A. in mathematics from the University of Pennsylvania. She has published more than 200 articles in professional and academic journals and co-authored and co-edited five books. Ms. Goodman was inducted into the Fixed Income Analysts Hall of Fame in 2009.
We believe that Ms. Goodman’s qualifications to serve on the Board include her extensive knowledge of mortgage finance, housing policy issues, the fixed income capital markets and, in particular, the mortgage-backed securities markets.
Craig L. Knutson, 60, has served as a director of MFA and as our Chief Executive Officer and President since August 2017. Mr. Knutson was appointed Co-CEO in July 2017 and President and Chief Operating Officer in January 2014 and served in those capacities prior to his appointment as CEO and President in August 2017. Mr. Knutson served as our Executive Vice President from 2008 to 2013. From 2004 to 2007, Mr. Knutson served as Senior Executive Vice President of CBA Commercial, LLC, an acquirer and securitizer of small balance commercial mortgages. From 2001 to 2004, Mr. Knutson served as President and Chief Operating Officer of ARIASYS Inc., a software development company specializing in custom solutions for small to midsize businesses. From 1986 to 1999, Mr. Knutson held various progressive positions in the mortgage trading and mortgage finance departments of First Boston Corporation (later Credit Suisse), Smith Barney and Morgan Stanley. From 1981 to 1984, Mr. Knutson served as an Analyst and then Associate in the Investment Banking Department of E.F. Hutton & Company Inc. Mr. Knutson holds an M.B.A. from Harvard University and an A.B. (magna cum laude) from Hamilton College.
We believe that Mr. Knutson’s qualifications to serve on the Board include his position as our Chief Executive Officer as well as his prior senior-level positions with MFA, his extensive knowledge of mortgage-backed securities, residential mortgage loans and capital markets, his substantial knowledge of our business operations and investment strategies and his overall experience in the investment banking industry, including his expertise in corporate finance.
Richard C. Wald, 60, is not a current director of MFA. Mr. Wald has served as Vice Chairman and a management (non-voting) member of the Board of Directors of Emigrant Bank, a privately held financial institution based in New York City, and its Vice Chairman, since 2012. In addition, Mr. Wald has served as Chief Regulatory Officer of Emigrant Bank since 2009 and Chairman and Chief Executive Officer of each of Emigrant Mortgage Company, and Emigrant Funding Corporation since 2011. Mr. Wald has also been an Adjunct Professor of Law at the Zicklin School of Business of Baruch College since 2013. Mr. Wald was an associate with the law Fried, Frank, Harris, Shriver and Jacobson from 1986 to 1992 and was an Honors Program Attorney with the Federal Deposit Insurance Corporation from 1984 to 1986. Mr. Wald received a J.D. from the Boston University School of Law and a B.A. from the State University of New York at Stony Brook.
We believe that Mr. Wald’s qualifications to serve on the Board include his extensive experience in mortgage banking and his extensive knowledge of legal, regulatory and compliance matters in the mortgage banking industry.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF MS. GOODMAN, MR. KNUTSON AND MR. WALD AS CLASS I DIRECTORS.
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Continuing Class II Directors
The following information is furnished regarding our Class II directors (who will continue to serve on the Board until our 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify).

Robin Josephs, 60, has served as a director of MFA since 2010. From 2005 to 2007, Ms. Josephs was a managing director of Starwood Capital Group L.P., a private equity firm specializing in real estate investments. From 1986 to 1996, Ms. Josephs was a senior executive with Goldman, Sachs & Co. serving in the real estate group of the investment banking division and, later, in the equity capital markets division. Ms. Josephs currently serves as a member of the board of directors of iStar Inc., where she is lead director, Chair of the nominating and governance committee and a member of the compensation committee, QuinStreet Inc., a provider of performance marketing products and technologies, where she serves as Chair of the compensation committees and a member of the audit committee, and Safehold Inc., an investor in commercial real estate ground leases. Ms. Josephs also served as a member of the Board of Directors of Plum Creek Timber Company, Inc. from 2003 until its sale to Weyerhaeuser Company in February 2016. Ms. Josephs is a trustee of the University of Chicago Cancer Research Foundation. Ms. Josephs received her undergraduate degree from The Wharton School of the University of Pennsylvania and an M.B.A. from Columbia University.
We believe that Ms. Josephs’s qualifications to serve on the Board include her significant knowledge of the specialty finance and real estate industries, her extensive experience in the investment banking industry, including her expertise in public and private real estate finance and equity capital markets, her substantial service on the boards and committees of other public companies, her experience with corporate governance, finance and other related matters.
George H. Krauss, 78, has served as a director of MFA since 1997. Mr. Krauss was named a Managing Director of The Burlington Capital Group LLC (“Burlington”) in 2010 and, prior thereto, had been a consultant to Burlington since 1997. From 1972 to 1997, Mr. Krauss practiced law with Kutak Rock LLP, serving as such firm’s managing partner from 1983 to 1993 and, from 1997 to 2006, was Of Counsel to such firm. Mr. Krauss currently serves as a member of the Board of Managers of Burlington, which was, until September 2019, the general partner of America First Tax Exempt Investors, LP. Mr. Krauss was a member of the boards of directors of Gateway, Inc., from 1991 to October 2007, West Corporation, from January 2001 to October 2006, America First Apartment Investors, Inc., from January 2003 to September 2007, and info GROUP, Inc., from December 2007 to July 2010. Mr. Krauss received a J.D. and an M.B.A. from the University of Nebraska.
We believe that Mr. Krauss’s qualifications to serve on the Board include his significant experience as a managing partner of a major law firm, his substantial service on the boards and committees of other public and private companies, his considerable legal and business experience in corporate, mergers and acquisitions and regulatory matters and his significant exposure to our business and industry through his years of service on the Board.
Continuing Class III Directors
The following information is furnished regarding our Class III directors (who will continue to serve on the Board until our 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify).
James A. Brodsky, 74, has served as a director of MFA since 2004. Mr. Brodsky is a partner in, and a founding member of, the law firm of Weiner Brodsky Kider PC in Washington, D.C., and has practiced law with that firm and its predecessor since 1977. Mr. Brodsky provides legal advice and business counsel to publicly-traded and privately-held national and regional residential mortgage lenders on secondary mortgage market transactions (including those involving Fannie Mae, Freddie Mac and Ginnie Mae), mergers and acquisitions, asset purchases and sales, mortgage compliance issues and strategic business initiatives. Prior to 1977, Mr. Brodsky was a Deputy Assistant Secretary with the U.S. Department of Housing and Urban Development. Mr. Brodsky also is a director of Enterprise Community Investment, Inc., which invests in affordable housing and community development projects nationwide through public-private investments, as well as raises and invests private investor capital, develops affordable housing and provides lending products for the commercial and multifamily real estate sectors. Mr. Brodsky is also a former Chairman of the Board of each of the Montgomery County Maryland Housing Opportunities Commission and the Montgomery Housing Partnership. Mr. Brodsky received a J.D. from Georgetown University Law Center, an M.S. in electrical engineering from Columbia University and his undergraduate degree from Cornell University.

We believe that Mr. Brodsky’s qualifications to serve on the Board include his significant experience as a lawyer and founding member of a national law firm specializing in residential mortgage finance, his extensive knowledge of the origination and servicing of, and the regulatory aspects relating to, residential mortgage loans, his experience with the federal executive branch agencies that regulate and directly affect the residential mortgage sector and his general experience with corporate governance, finance and other related matters.
Lisa Polsky, 63, has served as a director of MFA since January 2020. Ms. Polsky has served as a member of Deutsche Bank AG’s U.S. Board since 2016, and she is a member of the Board of Trustees of Guardian Life’s Variable Products Trust, where she chairs the audit committee. Ms. Polsky also served on the Board of Directors of Piper Jaffray from 2007 to 2016, where she chaired the audit committee and the compensation committee. She also recently served as a Senior Risk Advisor to each of AQR Capital Management LLC, an investment management firm, and Ultra Capital, a venture capital firm. Prior thereto, Ms. Polsky served as Chief Risk Officer at CIT, a financial holding company, from 2010 to 2016, and she was Chief Risk Officer of Morgan Stanley earlier in her career. Ms. Polsky began her career building derivative trading and hedge fund businesses at Citibank and Bankers Trust. Ms. Polsky holds a B.S. in International Business and Economics from New York University.
We believe that Ms. Polsky’s qualifications to serve on the Board include her extensive risk management experience for sophisticated financial services firms and her substantial service on the boards and committees of other public and private companies in the financial services sector and her experience with corporate governance, finance and other related matters.
Francis J. Oelerich III, 59, has served as a director of MFA since May 2019. Mr. Oelerich has been a Managing Director of XMS Capital Partners, a global, independent financial services firm providing investment banking, asset management and merchant banking services, since 2018. Prior thereto, Mr. Oelerich was a Managing Director in the Mergers & Acquisitions Department of Deutsche Bank Securities, Inc. from 2008 to 2017. Prior to Deutsche Bank, Mr. Oelerich worked in investment banking for Morgan Stanley & Co. Incorporated from 1982 to 1984 and from 1986 to 2008, rising to the level of Managing Director. Mr. Oelerich received an M.B.A. from Harvard University, where he was elected a George F. Baker Scholar and named a Loeb, Rhoades Fellow, and a B.B.A. (with high honors) from the University of Notre Dame.
We believe that Mr. Oelerich’s qualifications to serve on the Board include his extensive experience in the investment banking industry, including his expertise in corporate finance and his extensive experience advising public company Boards of Directors on mergers and acquisitions and other strategic matters.
*********
In accordance with our Charter and Bylaws, vacancies occurring on the Board as a result of death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority of the remaining directors in office, and any director elected to fill a vacancy holds office for the remainder of the full term of the class of directors in which the vacancy occurred.
There is no familial relationship among any of the members of our Board or executive officers.

2. RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On March 10, 2020, the Audit Committee of the Board appointed KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020.
The Board is asking stockholders to ratify the Audit Committee’s appointment of KPMG LLP for 2020. In the event that stockholders fail to ratify the appointment, the Audit Committee will consider it a direction to consider other accounting firms for the subsequent year. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
KPMG LLP first audited our financial statements beginning with the year ended December 31, 2011.
One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement if so desired and to respond to appropriate inquiries from stockholders.
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees (including related expenses) billed to us for professional services provided by KPMG LLP in respect of the fiscal years ended December 31, 2019 and 2018.
	Fiscal Year Ended December 31,
	2019	2018
Audit Fees(1)	$1,729,875	$1,574,300
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	88,539	271,769
Total	$1,818,414	$1,846,069

(1)
2019 and 2018 Audit Fees include, as applicable: (i) the audit of the consolidated financial statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (ii) reviews of the interim consolidated financial statements included in our quarterly reports on Form 10-Q; (iii) the audits of the financial statements of certain subsidiaries of the Company; and (iv) comfort letters, consents and other services related to the SEC and other regulatory filings and communications. Audit Fees for 2019 and 2018 also include the audit of the effectiveness of our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
There were no Audit-Related Fees incurred in 2019 and 2018.

(3)
No Tax Fees were paid to or earned by KPMG LLP during 2019 or 2018. The Company paid Ernst & Young LLP $271,250 in 2019 and $219,250 in 2018 for tax compliance, tax planning, tax advisory and related tax services.

(4)
During each of 2019 and 2018, the Company paid KPMG LLP $1,938 for a subscription to certain GAAP technical reference materials. In addition, during 2019 and 2018, the Company paid KPMG LLP $86,601 and $269,831, respectively, for services in connection with the Company’s evaluation and assessment relating to the adoption, beginning in 2020, of a new accounting standard regarding the measurement of credit losses on certain of our investments, particularly whole loans (also commonly referred to as CECL). Except as described in the previous sentence and in the table and notes above, there were no other professional services rendered by KPMG LLP in 2019 and 2018.

All audit and other services provided to us were reviewed and pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth certain information with respect to each of our executive officers. The Board appoints or annually reaffirms the appointment of all of our executive officers:
Officer	Age	Position Held
Craig L. Knutson	60	Chief Executive Officer and President
Gudmundur Kristjansson	40	Co-Chief Investment Officer
Bryan Wulfsohn	37	Co-Chief Investment Officer
Ronald A. Freydberg	59	Executive Vice President
Stephen D. Yarad	50	Chief Financial Officer
Kathleen A. Hanrahan	54	Senior Vice President and Chief Accounting Officer
Terence B. Meyers	65	Senior Vice President — Tax
Harold E. Schwartz	55	Senior Vice President, General Counsel and Secretary
Sunil Yadav	50	Senior Vice President
Biographical information on Mr. Knutson is provided in “Election of Directors” of this Proxy Statement.
Gudmundur Kristjansson serves as Co-Chief Investment Officer. Mr. Kristjansson joined MFA in 2007 and has served as a Senior Vice President since 2014 and Co-Chief Investment Officer since January 2019. From 2005 to 2007, Mr. Kristjansson served as an Associate in Trading and Analytics at Performance Trust Capital Partners where he focused on fixed income strategy and research as well as developing fixed income analytics. Mr. Kristjansson holds a Master of Engineering degree in Operations Research from Cornell University and a B.S. in Mechanical and Industrial Engineering from the University of Iceland (Reykjavik).
Bryan Wulfsohn serves as Co-Chief Investment Officer. Mr. Wulfsohn joined MFA in 2010 and has served as a Senior Vice President since 2015 and Co-Chief Investment Officer since January 2019. From 2008 to 2010, Mr. Wulfsohn served as a Senior Financial Analyst at Inland Western Real Estate Trust, Inc., where he focused on corporate strategy. From 2005 to 2007, Mr. Wulfsohn served as an associate in the capital markets group at CBA Commercial, LLC, an acquirer and securitizer of small balance commercial mortgages. Mr. Wulfsohn holds a B.A. from Franklin and Marshall College, and he is a CFA charterholder.
Ronald A. Freydberg serves as Executive Vice President. Mr. Freydberg joined MFA in 1997. From 1995 to 1997, Mr. Freydberg served as a Vice President of Pentalpha Capital, in Greenwich, Connecticut, where he was a fixed-income quantitative analysis and structuring specialist. From 1988 to 1995, Mr. Freydberg held various positions with J.P. Morgan & Co. From 1994 to 1995, he was in J.P. Morgan’s Global Markets Group, where he was involved in commercial mortgage-backed securitization and sale of distressed commercial real estate, including structuring, due diligence and marketing. From 1985 to 1988, Mr. Freydberg was employed by Citicorp. Mr. Freydberg holds an M.B.A. from George Washington University and a B.A. from Muhlenberg College.
Stephen D. Yarad serves as our Chief Financial Officer. Mr. Yarad joined MFA in 2010. Prior to joining MFA, Mr. Yarad was a partner in the financial services audit practice of KPMG LLP, having been admitted to the partnership of the firm in 2005. He commenced his career with KPMG LLP in Australia in 1991 and held various progressive positions before relocating to the United States at the end of 2001. In addition to being a Chartered Accountant and Associate Member of the Institute of Chartered Accountants in Australia, he is also a Certified Public Accountant licensed in New York and New Jersey. Mr. Yarad holds a Bachelor of Commerce (Accounting and Finance) with merit from the University of New South Wales (Sydney, Australia) and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia.
Kathleen A. Hanrahan serves as Senior Vice President and Chief Accounting Officer. Ms. Hanrahan joined MFA in 2008 as Senior Vice President — Finance and was appointed Chief Accounting Officer effective October 2011. From 2007 to 2008, Ms. Hanrahan was Vice President — Financial Reporting with Arbor Commercial Mortgage LLC. From 1997 to 2006, she held progressive positions, was the First Vice President of Financial Reporting and served on the Disclosure, Corporate Benefits and Sarbanes-Oxley

Committees for Independence Community Bank Corp. From 1992 to 1997, Ms. Hanrahan held various positions with North Side Savings Bank and was Controller from 1996 to 1997. Ms. Hanrahan began her career in public accounting in 1987 with KPMG Peat Marwick (predecessor to KPMG LLP). Ms. Hanrahan is a Certified Public Accountant and has a B.B.A. from Pace University.
Terence B. Meyers serves as Senior Vice President and Director of Tax. Mr. Meyers joined MFA in 2013. Prior to joining MFA, Mr. Meyers was most recently a Director in the financial services tax practice of Deloitte Tax, LLP, where he held various positions from 1983 to 2013. While at Deloitte Tax, Mr. Meyers provided advice to clients regarding the tax and accounting treatment of mortgage loans, mortgage-backed securities and other debt instruments, mortgage banking activities and asset securitization, derivative and hedging transactions. Mr. Meyers is a Certified Public Accountant and holds an M.B.A. in Taxation and a B.S. from St. John’s University College of Business Administration. Mr. Meyers also has a J.D. from St. John’s University School of Law.
Harold E. Schwartz serves as Senior Vice President, General Counsel and Secretary. Mr. Schwartz joined MFA in 2011. From 2001 to 2011, Mr. Schwartz served as a Vice President and Senior Counsel for American Express Company, where he specialized in corporate, securities, corporate governance and mergers and acquisitions matters. From 1996 to 2000, Mr. Schwartz served as Senior Vice President, General Counsel and Secretary of Caribiner International, Inc., a business communications services and audio visual equipment rental company. Mr. Schwartz began his career working for the law firm of Schulte Roth & Zabel LLP. Mr. Schwartz has a J.D. from Georgetown University and an A.B. from Duke University.
Sunil Yadav serves as Senior Vice President. Mr. Yadav joined MFA in 2008. From 2005 to 2007, Mr. Yadav served as a residential mortgage-backed securities trading strategist at Banc of America Securities. From 1998 to 2003, Mr. Yadav was employed as an engineer at Fermi National Accelerator Laboratory (Fermilab). From 1996 to 1998, Mr. Yadav served as a post-doctoral research scholar at the California Institute of Technology. Mr. Yadav holds an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Yadav also holds a master’s and Ph.D. in mechanical engineering from The Johns Hopkins University and an undergraduate degree in mechanical engineering from the Indian Institute of Technology (Kanpur, India).

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis (“CD&A”)
As of the date of this Proxy Statement, our stock price and the stock prices of other mortgage REITs have declined significantly since March 2020, reflecting market sentiment about the effects of the COVID-19 pandemic on financial markets and the broader economy and, in particular, on MFA and other firms whose business and investing activities focus on residential mortgage assets. We remind our stockholders that the discussion that follows focuses on executive compensation programs in place during the 2019 compensation performance period and the Compensation Committee’s year-end determinations that it made in December 2019, which were informed by our 2019 performance. Among other things, the annual bonus payouts described in this CD&A are reflective of the Company’s and the individual executives’ performance during 2019.
As described further in this CD&A, our executive compensation program is designed to strongly align realizable compensation with stock price performance, and the value of our executives’ equity awards is aligned with, and impacted by, changes in our stock price. For example, based on the closing price per share of MFA Common Stock on April 21, 2020, the value of the stock awards made to executives in December 2019 as a component of their annual bonus, which have a three-year holding requirement, has declined approximately 79% from the grant date value of such awards reported in this Proxy Statement – in alignment with the significant negative returns experienced by our stockholders since mid-March 2020. In addition, our use of restricted stock units (“RSUs”) and, in particular, performance-based RSUs that “cliff” vest based on our absolute and relative total stockholder return over a three-year period, further reflects this alignment of management and stockholder interests. In this regard, the grant date value of the time-based RSUs granted to our executives in early 2019 has declined approximately 77%, based on the closing price per share of MFA Common Stock on April 21, 2020, and the possibility that any of the performance-based RSUs granted in early 2019 will vest at the end of the three-year performance period ending December 31, 2021, remains highly uncertain in light of this significant decline in our stock price,
Introduction
The following section discusses the key features of our executive compensation program and the approach taken by the Compensation Committee of the Board in setting and determining compensation for 2019 for:
•
Craig L. Knutson, our Chief Executive Officer and President;

•
Gudmundur Kristjansson, one of our Senior Vice Presidents and Co-Chief Investment Officer;

•
Bryan Wulfsohn, one of our Senior Vice Presidents and Co-Chief Investment Officer;

•
Sunil Yadav, one of our Senior Vice Presidents; and

•
Stephen D. Yarad, our Chief Financial Officer (collectively, our “Named Executive Officers”).

The Compensation Committee oversees the design and administration of our compensation programs and makes decisions relating to the compensation of our Named Executive Officers. The Compensation Committee intends that the compensation paid to the Named Executive Officers be consistent with our overall compensation philosophy and competitive with market practices.
The sections that follow describe:
•
The Compensation Committee’s process for reviewing the components of the compensation of the Named Executive Officers.

•
The reasons for paying each element of compensation to the Named Executives Officers, including the methodology for competitive benchmarking and the use of peer groups.

•
How compensation levels are determined, including the performance measures used for performance-based compensation and factors taken into account in the Compensation Committee’s determination that those measures are appropriate.

2019 Compensation Highlights
It is the Compensation Committee’s role to review the Company’s executive compensation plans and programs and, after noting the outcome of the most recent stockholder advisory vote on executive compensation, make compensation decisions it believes are appropriate. Among other things, below is a summary of certain of the determinations made by the Compensation Committee with respect to 2019 compensation matters, and in particular with respect to Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn, our three most senior and most highly-compensated employees. These items are discussed further within this CD&A and in the executive compensation tables and notes to the tables and other narratives regarding compensation matters, all of which follow.
•
MFA’s 2019 investment performance was strong and consistent throughout the year.

◦
We acquired over $5.3 billion of investment assets during the year to grow our investment portfolio on a net basis by approximately $1.0 billion (or 8.4%) from approximately $12.1 billion at the beginning of the year to approximately $13.1 billion by the end of 2019, which reflected the continued execution on our strategy to grow and expand our investments in residential whole loans.

◦
We continued to execute on our strategy of investing our capital principally in residential whole loans and, in particular, recently originated performing loans, including non-Qualified Mortgage (or Non-QM) loans, fix and flip mortgage loans and single-family rental mortgage loans.

◦
We maintained a relatively constant yield on average interest earning assets (ranging from a low of 5.32% in the third quarter to a high of 5.66% in the fourth quarter) and net interest rate spread (ranging from a low of 1.82% in the third quarter to a high of 2.33% in the fourth quarter) throughout the year.

◦
We achieved our performance using a low level of leverage (with a debt-to-equity ratio ranging from 2.6:1 to 3.0:1 during the course of the year) relative to other residential mortgage REITs.

◦
We maintained a consistent dividend payout of $0.20 per quarter during 2019, which was the same as the dividend payout during each quarter of each of 2018, 2017, 2016, 2015 and 2014.

◦
We maintained a relatively stable GAAP book value (in particular as compared to other REITs in the residential mortgage finance sector) ranging from $7.15 per share at the end of 2018 to $7.04 per share at the end of 2019.

•
MFA’s stock performance during the performance period was strong.   The table below compares MFA’s total stockholder return (“TSR”), which reflects stock price appreciation and dividends paid (and assumes reinvestment thereof), for the 2019 compensation performance period (December 1, 2018 to November 30, 2019) to the 12 other publicly-traded companies in our compensation peer group (see pages 27 to 28 below), each of which is internally-managed and most of which have businesses focusing on the investment in and financing and servicing of residential mortgage assets, including residential mortgage-backed securities, residential whole loans and other residential finance-related assets.

•
In accordance with pay-for-performance principles, 2019 annual bonus compensation for Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn was primarily determined by MFA’s 2019 financial performance.   Of the aggregate $3.2 million bonus compensation paid to Mr. Knutson and the $1.3 million bonus compensation paid to each of Mr. Kristjansson and Mr. Wulfsohn for the 2019 compensation performance period, approximately 72.5% (or approximately $2.3 million) in the case of Mr. Knutson and approximately 71.3% (or $920,940) in the case of each of Mr. Kristjansson and Mr. Wulfsohn of such amount was formulaically determined based directly on MFA’s performance for the 12-month period from December 1, 2018 to November 30, 2019, as described further on page  36 of this Proxy Statement (with the remaining portion of each such executive’s bonus paid to each executive for such period determined by the Compensation Committee in its discretion after a review of Company and individual performance).

•
A portion of 2019 bonus compensation for Mr. Knutson, as well as each of the other Named Executive Officers, was paid in the form of equity awards with a mandatory three-year holding period after grant.   For 2019, consistent with Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s respective employment agreement in effect for the 2019 compensation performance period, the Compensation Committee used a methodology for making the annual bonus payment to each executive that resulted in a portion of his annual bonus being paid in cash, with the remaining portion being paid in the form of fully-vested shares of our Common Stock with a mandatory three-year holding period after grant.

◦
Consistent with Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s respective employment agreement, for the 2019 compensation performance period the bonus amount that exceeded his base salary was paid 50% in cash and 50% in the form of fully-vested shares of Common Stock that are subject to a three-year holding period after grant. Under this methodology, as the amount of the annual bonus earned by each executive increases above his base salary, a greater proportion of his total annual bonus is invested in the prospective financial performance of MFA, which the Compensation Committee believes results in an appropriate long-term alignment of executive and stockholder interests.

The table on page  37 of this Proxy Statement sets forth the portion of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s total 2019 annual bonus that was paid in cash and fully-vested shares of our Common Stock with a mandatory three-year holding period from the date of grant.

•
Equity awards based on longer-term performance were used in 2019 for each of the Named Executive Officers.   Of the long-term equity-based incentive awards (in the form of restricted stock units) granted to each of the Named Executive Officers in February 2019, approximately 60% were performance-based awards that will “cliff” vest based on MFA’s absolute TSR in the case of one-half of such awards and MFA’s TSR relative to a group of internally- and externally-managed residential mortgage REITs in the case of the other half of such awards, in each case for the three-year period from January 1, 2019 to December 31, 2021, with the number of awards to ultimately vest ranging from zero to two times a “target” number. The performance-based equity awards granted to each of the Named Executive Officers are further described on pages  38 to  40 of this Proxy Statement under the heading “2019 Long-Term Equity-Based Incentive Awards.”

•
MFA’s performance-based compensation philosophy resulted in Mr. Knutson and our other Named Executive Officers’ receiving a combination of different forms of compensation, which are intended to promote the achievement of both short-term and long-term business objectives.   The chart below illustrates how total 2019 compensation received by Mr. Knutson in the aggregate (as reported in the Summary Compensation Table on page  46 of this Proxy Statement) was allocated among base salary, formulaically-determined bonus (ROAE Bonus), discretionary bonus (IRM Bonus), time-based restricted stock units (“TRSUs”) and performance-based restricted stock units (“PRSUs”):

In summary and as further described below, for 2019 Mr. Knutson received base salary in the amount of $700,000, an ROAE Bonus in the amount of $2,302,350, an IRM Bonus in the amount of $875,000, TRSUs with an aggregate grant date value of $609,675 and PRSUs with an aggregate grant date value of $853,212. Of the total compensation received by Mr. Knutson for 2019, approximately 49.5% was paid in cash and 50.5% was paid in the form of TRSUs, PRSUs and shares of our Common Stock (which was used to pay a portion of his ROAE Bonus and IRM Bonus).
Consideration of 2019 Advisory Vote on Executive Compensation
At our Annual Meeting of Stockholders held in May 2019, 96.6% of the votes cast with respect to the say-on-pay proposal voted to approve our executive compensation for 2018. The Compensation Committee has reviewed the results of the 2019 say-on-pay vote and believes that the significant support of MFA stockholders in this vote reflects support for MFA’s approach to executive compensation.
The Compensation Committee will continue to consider the outcome of future Say-on-Pay votes and other stockholder input, as well as available market data, in making future decisions regarding executive compensation.
Compensation Philosophy and Objectives
Through our executive compensation programs, we seek to attract, motivate and retain top quality senior executives who are committed to our core values of excellence and integrity. The Compensation Committee’s fundamental philosophy is to closely align these compensation programs with the achievement of annual and long-term performance goals tied to our financial success and the creation of stockholder value.

The Compensation Committee’s principal objectives in developing and administering the executive compensation programs are to:
•
Align the interests of the senior executive team with the interests of our stockholders by motivating executives to increase long-term stockholder value consistent with appropriate levels of leverage and risk;

•
Retain, motivate and attract a highly-skilled senior executive team that will contribute to the successful performance of the Company;

•
Provide compensation opportunities that are competitive within industry standards thereby reflecting the value of the executive’s particular position in the marketplace;

•
Support a culture committed to paying for performance where compensation is commensurate with the level of risk-adjusted returns that are achieved; and

•
Maintain a high degree of flexibility and discretion to allow us to recognize the unique characteristics of our operations and strategy and our prevailing business environment, as well as changing labor market dynamics.

The Compensation Committee periodically reviews and evaluates executive officer compensation levels and our compensation program. It is the Compensation Committee’s view that compensation decisions are complex and best made after a deliberative review of Company and individual performance, as well as industry compensation levels. Consistent with this view, the Compensation Committee assesses our performance within the context of the industry’s overall performance and internal performance standards and evaluates individual executive officer performance relative to the performance expectations for their respective position, role and responsibilities within MFA.
Compensation Benchmaking/Use of Peer Groups
The Compensation Committee benchmarks from time to time the compensation levels and practices relating to our Named Executive Officers and other executive officers against industry-based compensation levels and practices. In this regard, for 2019 the Compensation Committee, with the assistance of its independent compensation consultant, FPL Associates L.P. (“FPL Associates”), undertook a benchmarking analysis with respect to the compensation levels and practices of our CEO and certain other Named Executive Officers. While it is the Compensation Committee’s goal to provide compensation opportunities that reflect Company and individual performance and that are competitive within industry standards, the Compensation Committee has not established, nor does it seek to establish, a specific target market percentile for executive officer pay levels, as pay practices and compensation levels among participants in our industry can vary significantly from one year to the next such that the use of a specific target market position would not necessarily reflect the Compensation Committee’s assessment of performance as the primary driver of pay levels.
For each of the past several years, the Compensation Committee has, with the assistance of FPL Associates, undertaken a review of MFA’s peer group methodology. The Compensation Committee has engaged in these reviews in part because it continues to be difficult to develop a peer group for executive compensation purposes in the residential mortgage REIT sector due to the large number of companies in the sector that are externally advised. As a result, these companies have few, if any, employees that are compensated directly and/or fully by the REIT. Rather, such persons’ compensation is paid by the external manager of the REIT, and as a result, the REIT itself is required to disclose publicly little to no compensation information regarding its executives. Furthermore, the Compensation Committee believes that any peer group for compensation purposes that is comprised solely of internally-advised residential mortgage REITs would not be a large enough group to provide meaningful comparative information.
Because of the limited compensation information available for mortgage REITs, the Compensation Committee has, in consultation with FPL Associates, developed a peer group that extends beyond mortgage REITs. This peer group also includes a number of other real estate-focused finance companies in both the residential and commercial sectors, the executives of which are required to have similar skills and experience as the executives of MFA, including the evaluation of credit risk, interest rate risk and allocation of capital (which are skills required in connection with the evaluation of residential whole loans, residential mortgage-backed securities and other residential mortgage-related assets). In addition, the peer group includes companies that have, in prior years, been identified by the proxy advisory firms as comparable to MFA in their evaluation of MFA in connection with developing their annual Say-on-Pay vote recommendation.
In considering the peer group analysis provided by FPL Associates, the Compensation Committee recognized that the peer group did not include externally-managed mortgage REIT’s because comprehensive compensation data for their executives are generally not publicly available. In addition, the Compensation Committee did not include generally higher paying private equity firms and hedge funds with which MFA must compete for executive talent. These organizations were not included in the peer group because they have different business economics and pay models from ours and due to the fact that data regarding compensation of their executives are also generally not publicly available.
With the above in mind the Compensation Committee, in the fall of 2019, identified the following companies against which Company performance would be compared and compensation practices would be reviewed (which are the same companies identified by the Compensation Committee to inform its 2018 compensation decisions):
AGNC Investment Corp. (AGNC)	Mr. Cooper Group, Inc. (COOP)
Arbor Realty Trust, Inc. (ABR)	New York Mortgage Trust, Inc. (NYMT)
Capstead Mortgage Corporation (CMO)	PennyMac Financial Services, Inc. (PFSI)
Chimera Investment Corporation (CIM)	Radian Group, Inc. (RDN)
Essent Group, Ltd. (ESNT)	Redwood Trust, Inc. (RWT)
iStar Financial, Inc (STAR)
MGIC Investment Corporation (MTG)
Components of Compensation
The Compensation Committee believes that it is important to create compensation programs that appropriately balance short-term, cash-based compensation with long-term, equity-based compensation. Our executive officer compensation program includes the following primary components:
•
Base salaries paid in cash, which are based on the scope of the executive’s role, the responsibilities associated with the position and the individual’s performance in that role, as well as competitive market practices;

•
Annual bonus awards, which are generally paid as a combination of cash and shares of our Common Stock that either vest over a multi-year period or are fully-vested but subject to a multi-year prohibition on transfer and are intended to motivate and reward the Company’s short-term financial and operational performance, as well as short-term individual performance; and

•
Long-term incentive awards (“LTIA”), which are designed to support our objectives of aligning the interests of executive officers with those of our stockholders, promote value creation and long-term performance and retain executive officers.

In addition to the primary components of the executive officer compensation program, we maintain our Senior Officers Deferred Bonus Plan (the “Senior Officers Plan”). The Senior Officers Plan (a description of which can be found on pages  40 and  51 to 52 of this Proxy Statement) permits our executive officers to defer, at their election, up to 100% of their annual bonus compensation in the form of deferred stock units. The performance of the deferred stock units is tied to the performance of our Common Stock. At present, none of our executive officers has any amounts deferred under the Senior Officers Plan.
Other than the opportunity to participate in the Senior Officers Plan, we do not provide perquisites or other benefits to our Named Executive Officers beyond those provided to all of our other salaried employees.
*****

The discussion below regarding our primary elements of compensation and the Compensation Committee’s decisions for 2019 reflects the terms and conditions of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s employment agreements that were in effect during the compensation performance period. Likewise, the discussion regarding Mr. Yadav and Mr. Yarad reflects their compensation arrangements with the Company for 2019.
Key Elements of Compensation
As indicated above, the compensation of our Named Executive Officers is comprised of three principal elements, summarized in the following chart:
Element	Key Features	Purpose
Base Salary	- Levels set periodically based on scope of the executive’s role, responsibilities of the position, individual performance and competitive market practices	- Provides a base level of guaranteed compensation
- Discretionary increases may be considered based on performance and other factors
Annual Incentives
-
For 2019, for Messrs. Knutson, Kristjansson and Wulfsohn, per terms of their respective employment agreement, (a) portion of annual bonus based on the achievement of specified adjusted return on common equity targets and (b) portion based on the Compensation Committee’s discretionary assessment of Company and individual performance

- Provides an incentive to achieve annual financial and individual performance goals
- Portion delivered in shares of Common Stock (with mandatory holding periods) to ensure that annual performance is sustained over time and further aligns executive’s interests with stockholders
- For 2019, for Messrs. Yadav and Yarad, based on a discretionary determination of performance
◦ For Mr. Yadav, the Compensation Committee was guided by similar methodology as used for Messrs. Knutson, Kristjansson and Wulfsohn
- For 2019, delivered in a mix of cash and Common Stock that is restricted from transfer for three-year period
Long-Term Incentive Awards	- Grants of stock-based awards with multi-year vesting requirements
-
Performance-based awards provide long-term incentives tied to TSR on both an absolute basis and relative to a group of internally- and externally-managed mortgage REITs selected by the Compensation Committee at the time of grant

- Available types of awards include restricted stock units, stock options, shares of Common Stock and other stock-based awards
	- Vesting may be time-based or performance-based	- Further aligns executive’s interests with stockholders and encourages retention of key executives
The following discussion provides additional explanation about each of the elements of compensation described above.

Base Salary.   We provide the Named Executive Officers with annual base salaries to provide them with a base level of guaranteed compensation for their services provided during the term of their employment. From time to time, the Compensation Committee reviews market analyses and considers the advice of its independent compensation consultant in setting base salaries.
Consistent with the Compensation Committee’s overall philosophy, the compensation program for the Named Executive Officers is expected to continue to emphasize incentive compensation over base salary (other than in the case of Mr. Yarad, who does not have management responsibility for investment strategy, asset selection or other “top line” functions). However, the Compensation Committee does not have a pre-set mix or target of base salary to incentive compensation awards for the Named Executive Officers.
Annual Incentives.   For 2019, we had the following types of annual incentive programs for our Named Executive Officers:
•
Pursuant to the terms of his employment agreement, a portion of each of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s annual incentive award was formulaically-determined based on the level of Adjusted ROAE (as described below) and a lesser portion of his annual incentive award was determined based on the discretion of the Compensation Committee. As described below, each component of Messrs. Knutson, Kristjansson and Wulfsohn’s respective annual incentive award has a “target” level and the amount of the award that is ultimately paid could be higher or lower than the target.

•
Messrs. Yadav and Yarad were eligible for a discretionary annual incentive award based on a subjective assessment by the Compensation Committee, in consultation with Mr. Knutson, of MFA’s annual performance and the annual performance of each individual executive.

For Mr. Yadav and Mr. Yarad, no pre-set “target” level for their respective annual incentive award was established. For 2019, the Compensation Committee believed that a discretionary incentive opportunity for these Named Executive Officers provided the committee with flexibility in assessing and rewarding individual performance and individual contributions. Nonetheless, in determining the annual incentive award for Mr. Yadav for 2019, the Compensation Committee used as a guide an approach and methodology similar to that used to determine the annual incentive awards for Messrs. Knutson, Kristjansson and Wulfsohn.

Annual Incentive Award for Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn.

Pursuant to the terms of the employment agreement that we entered into with Mr. Knutson in November 2016 (as amended in March 2018 to reflect his promotion to Chief Executive Officer), he was eligible to receive an annual performance-based bonus based on the Company’s and his individual performance during the 12-month periods beginning on each of December 1, 2016, 2017 and 2018 and ending on November 30 of the next succeeding year (each 12-month period being a “Performance Period”). Under the terms of the employment agreement that we entered into with each of Mr. Kristjansson and Mr. Wulfsohn in March 2018, each such executive was eligible to receive an annual performance bonus based on Company and individual performance for the Performance Periods beginning on each of December 1, 2017 and 2018. As indicated above, under the terms of his respective employment agreement Mr. Knutson’s “target” annual bonus (the “Overall Target Bonus”) for the 2019 Performance Period was $2,000,000, and each of Mr. Kristjansson and Mr. Wulfsohn’s Overall Target Bonus for the 2019 Performance Period was $800,000.
Each of Mr. Knutson Mr. Kristjansson and Mr. Wulfsohn’s employment agreement provides that his annual bonus is comprised of two components:
•
the major portion of the bonus is payable based on MFA’s return on average total common stockholders’ equity (as adjusted as described below) during the applicable Performance Period (hereinafter referred to as the “ROAE Bonus”); and

•
a lesser portion of the bonus is payable based on the executive’s individual performance, Company performance and the Company’s risk management (hereinafter referred to as the “IRM Bonus”).

ROAE Bonus
With respect to the ROAE Bonus, for each Performance Period, the target amount of the ROAE Bonus (the “Target ROAE Bonus”) for Messrs. Knutson, Kristjansson and Wulfsohn is equal to 75% of his Overall Target Bonus. Based on his Overall Target Bonus, for the 2019 Performance Period Mr. Knutson’s Target ROAE Bonus was $1,500,000, and each of Mr. Kristjansson and Mr. Wulfsohn’s Target ROAE Bonus was $600,000. Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s employment agreement provides that he is eligible to receive from zero to 200% of his Target ROAE Bonus.
Calculation of Adjusted ROAE.   The determination of the ROAE Bonus is based on a methodology that is set forth in Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s employment agreement and reflects certain adjustments to GAAP net income and GAAP stockholders’ equity. For purposes of determining the ROAE Bonus, return on average stockholders’ equity is calculated by dividing (i) our net income for the applicable Performance Period as determined in accordance with GAAP (but excluding non-cash, non-operating expense items such as depreciation and amortization expense) by (ii) our average total stockholders’ equity (based on stockholders’ equity as of the last day of each month during the Performance Period) as determined in accordance with GAAP (but excluding accumulated other comprehensive income or loss, stockholders’ equity attributable to preferred stock and such other items as may be determined by the Compensation Committee of the Board). We refer to such calculation in this Proxy Statement as our “Adjusted ROAE.”
The actual amount of ROAE Bonus to be paid to Messrs. Knutson, Kristjansson and Wulfsohn is based on our Adjusted ROAE for the applicable Performance Period relative to a target (the “ROAE Target”) that is the greater of (A) the sum of (i) the average weekly interest rate on the 2-year U.S. Treasury note (the “2-Year Treasury Rate”) and (ii) 400 basis points or (B) 8%; provided that the ROAE Target shall not exceed 10%.
◦
The incremental premium of 4% above the 2-Year Treasury Rate was determined by the Compensation Committee after a review of various factors, including market rates for real estate-related debt obligations and MFA’s business model.

◦
The use of a 4% incremental premium was intended to provide executives with an incentive to achieve attractive investment returns for MFA (and align the interests of executives and stockholders in seeking this level of return), without exposing MFA to inappropriate risk.

To the extent that our Adjusted ROAE for a Performance Period is (x) less than the ROAE Target for such Performance Period and (y) less than or equal to the 2-Year Treasury Rate during such Performance Period, then no ROAE Bonus will be paid to the executive (the “Zero Bonus Factor”). To the extent that MFA’s ROAE for a Performance Period is 16% or greater, then the executive will be paid two (2) times his Target ROAE Bonus. To the extent that MFA’s Adjusted ROAE for a Performance Period is greater than the Zero Bonus Factor but less than 16%, then the executive will, based on a formula more particularly described in his respective employment agreement, be paid a multiple of between zero and two (2) times his Target ROAE Bonus, with the executive being paid the Target ROAE Bonus to the extent that MFA’s Adjusted ROAE for a Performance Period equals the ROAE Target for such Performance Period.
Determination of ROAE Target Hurdles under ROAE Bonus.   The Compensation Committee has, from time to time, reviewed the continued appropriateness of the use of return on common equity as a principal financial metric upon which to evaluate Company performance and, in turn, on which to determine the size of the annual bonuses for our CEO and certain other senior executives. The Compensation Committee believes that return on common equity continues to be an appropriate measure to evaluate annual Company performance and serve as the basis for determining Mr. Knutson’s annual bonus, as well as the annual bonus of each of Mr. Kristjansson and Mr. Wulfsohn, and as a guide for determining the annual bonus of Mr. Yadav (but with the adjustments to the calculation of such measure as described above). As a company whose primary source of earnings is income from real estate-related debt investments, the Compensation Committee believes that return on common equity generally provides an appropriate measurement of our financial performance. Because the calculation of ROAE for purposes of determining the ROAE Bonus excludes the effect of unrealized market valuation adjustments of those of investment assets (where such adjustments are reflected in stockholders’ equity through changes in accumulated other comprehensive income (loss)), it reflects the return on the amount of equity capital we have invested in our real estate-related debt investments.

The Compensation Committee, with the assistance of FPL Associates, most recently reviewed the structure of the annual incentive component of our most senior executives’ compensation in the fall of 2016 in connection with the negotiation of employment agreements for our former CEO and for Mr. Knutson, who was serving as our President and Chief Operating Officer at the time. Using publicly available information, as well as other information provided by FPL Associates, the Compensation Committee reviewed the structure and design of MFA’s and other companies’ executive compensation programs and the compensation levels and forms of compensation then being paid to Mr. Knutson, as well as to other executives in comparable positions at comparable companies.
As a result of its review, the Compensation Committee determined that it continued to be appropriate to use, in large part, a formulaic approach for the determination of our most senior executives’ bonus with a methodology continuing to be based on the greater of (i) an absolute minimum return and (ii) a risk-free interest rate plus an appropriate incremental premium. This decision was premised in large part on the nature of MFA’s business model, which has continued to focus on investing in residential mortgages and mortgage-related debt instruments. Returns that MFA can earn on new real estate-related debt investments are, to a certain extent, correlated with the market-driven interest rates for these and other types of debt instruments (which rates depend, among other factors, on the perceived risk of these investments). These market-driven interest rates are typically analyzed as the risk-free interest rate for investment in U.S. Treasury obligations (or other debt backed by the full faith and credit of the United States) with a comparable duration (which is a measure of the price sensitivity of an asset to changes in interest rates) plus an incremental risk premium above the risk-free rate. The decision to use a threshold based on a risk-free interest rate plus an incremental premium is premised on the fact that our Board and management believe that investors focused on investing in companies like MFA also often compare return on equity to risk-free rates of return in evaluating MFA’s financial performance. In the case of the Company, the Board believes that using a two-year risk-free interest rate (i.e., the 2-Year Treasury Rate) remains appropriate because it generally corresponds to the weighted average duration (which is a measure of interest rate sensitivity) of investments historically made by MFA.
The Compensation Committee continues to believe that setting a target Adjusted ROAE performance threshold at an appropriate level as the greater of (i) an absolute minimum return (i.e., 8%) or (ii) above the risk-free interest rate (by adding the incremental premium of 4% to the risk-free interest rate (i.e., the 2-Year Treasury Rate)) establishes an incentive for executives to achieve attractive financial performance for MFA (and aligns the interests of executives and stockholders in seeking this level of financial performance), without creating incentives for management to take on inappropriate leverage or interest rate risk. The Compensation Committee structured the ROAE Target so that it would be flexible and could vary from year to year depending on the prevailing interest rate environment. At the same time, the Compensation Committee continues to believe that it was appropriate to establish a minimum ROAE Target (8%) that management could reasonably strive to achieve even in an environment characterized by a prolonged period of low interest rates (such as that which has been experienced during the last decade) without taking on inappropriate leverage or interest rate risk to receive a “target” payout. The Compensation Committee also continues to believe it was appropriate to establish a maximum ROAE Target (10%), which the Compensation Committee believed was an acceptable level of Adjusted ROAE even in an environment with higher yielding investments and higher interest rates than those of the past several years. In addition, the Compensation Committee continues to recognize that if interest rates rise, then, in general, the target level of Adjusted ROAE for which management should strive should increase to reflect higher overall yields that could be achieved on investments at the same level of risk. Overall, the Compensation Committee continues to believe that the use of a performance target that will likely vary from year to year under the methodology described above provides a self-adjusting mechanism that acts to modify compensation incentives annually in a manner consistent with MFA’s business model.
Applying the methodology described above used to determine the ROAE Bonus, the following data points were used in determining Messrs. Knutson, Kristjansson and Wulfsohn’s respective ROAE Bonus for 2019:
•
The ROAE Target (i.e., the level of Company financial performance at which the “target” ROAE Bonus would be earned) for 2019 would be 8%, which was determined based on the greater of (i) the 2-Year Treasury Rate of 2.06% plus an incremental premium of 4% (i.e., 6.06%) or (ii) 8%, with a maximum ROAE Target of 10%.

◦
The risk-free rate represented the average weekly interest rate during the performance period from December 1, 2018 through November 30, 2019, on two-year U.S. Treasury obligations, which was 2.06%.

•
No ROAE Bonus would be earned if ROAE (as calculated under the terms of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s employment agreements) was less than the two-year Treasury Rate and less than the ROAE Target for the year (i.e., the Zero Bonus Factor).

◦
The use of the Zero Bonus Factor for 2019 represents a determination that 2019 financial performance, as measured by Adjusted ROAE, needed to exceed 2.06% in order to make the payment of any level of Adjusted ROAE Bonus for 2019.

•
An ROAE Bonus for 2019 in excess of each executive’s respective “target” level ROAE Bonus would not be earned unless ROAE was above the 2019 ROAE Target of 8%.

◦
As described above, each executive is subject to a maximum ROAE Bonus for Adjusted ROAE that is 16% or greater.

As a result of the Compensation Committee’s decisions, including those described above, the ROAE Bonus formula used in 2019 for each executive was as follows:
•
For Adjusted ROAE of less than or equal to the Zero Bonus Factor (i.e., 2.06%), no ROAE Bonus would be earned.

•
For Adjusted ROAE between the Zero Bonus Factor and 8%, the ROAE Bonus would be pro-rated between 0% and 100% of the target ROAE Bonus.

•
For Adjusted ROAE in excess of 8.0%, subject to the maximum ROAE Bonus for each executive of two times his Target ROAE Bonus:

◦
If Adjusted ROAE was less than or equal to 16%, the ROAE Bonus would be increased by a pro-rated amount above the Target ROAE Bonus (based on a straight-line, mathematical interpolation) such that the total ROAE Bonus for each executive would be two times the Target ROAE Bonus when ROAE is 16%.

Using a formula for 2019 that would result in a pro-rated portion of the ROAE Bonus being earned for Adjusted ROAE between the ROAE Target and the Zero Bonus Factor was determined as appropriate to reward some levels of financial performance below the target level; and continuing to maintain a formula that resulted in an ROAE Bonus in excess of target for Adjusted ROAE above 8% was determined as appropriate to reward financial performance that exceeded the target range.
IRM Bonus
The Compensation Committee continues to believe that it is also important for the committee to retain a discretionary component of the annual incentive award process in order to be able to factor non-objective and non-quantifiable measures into the bonus decision-making process. Accordingly, in the process of reviewing the structure and design of Mr. Knutson’s incentive compensation in the fall of 2016, the Compensation Committee determined to retain the IRM Bonus in his new employment agreement that was then being negotiated, which had been a feature in Mr. Knutson’s prior employment agreement, and the Compensation Committee subsequently determined that this feature was similarly appropriate for Messrs. Kristjansson and Wulfsohn. With this in mind under the terms of Mr. Knutson’s employment agreement entered into in November 2016 (as amended in March 2018), and the employment agreements entered into with Messrs. Kristjansson and Wulfsohn in March 2018, for each Performance Period, the target amount of each executive’s IRM Bonus (the “Target IRM Bonus”) was equal to 25% of his Overall Target Bonus. For the 2019 Performance Period, the Target IRM Bonus for Mr. Knutson was $500,000, and the Target IRM Bonus for each of Mr. Kristjansson and Mr. Wulfsohn was $200,000. Each executive’s employment agreement provided that he was eligible to receive from zero to 200% of his respective Target IRM Bonus.
The actual amount of the IRM Bonus to be paid to each of Messrs. Knutson, Kristjansson and Wulfsohn is determined by the Compensation Committee in its discretion based upon factors it deems relevant and appropriate, including, without limitation, MFA’s leverage strategy relative to other similarly situated companies as well as relative to its own business plan, MFA’s total stockholder return (both on an absolute basis, as well as relative to relevant indices and other similarly situated companies), overall management of risk and asset selection in generating our returns and the executive’s individual performance.
Form of Payment of Annual Incentive Awards.   Under the terms of Mr. Knutson, Mr.  Kristjansson and Mr. Wulfsohn’s respective employment agreement in effect for the 2019 Performance Period, payment of each executive’s annual bonus is made in cash up to an amount of his then-current base salary. For the 2019 Performance Period, to the extent that the amount of his annual bonus is greater than the executive’s then-current annual base salary, 50% of such excess amount was paid in cash and 50% was paid in the form of fully-vested shares of Common Stock that are generally restricted from sale or transfer for the three-year period following their grant.
Long-Term Incentive Awards (LTIAs).   Under our Equity Compensation Plan the Compensation Committee has available to it a portfolio of equity compensation vehicles, including shares of Common Stock, restricted stock units (RSUs), dividend equivalent rights, stock options and other stock-based awards. The Compensation Committee uses this incentive compensation program to award Named Executive Officers with long-term incentives, including in connection with entering into or extending the term of employment agreements or other employment arrangements. The Compensation Committee makes these awards in its discretion without any pre-set target levels; however, in determining LTIAs, the Compensation Committee may consider the advice of its compensation consultant.

LTIAs to Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn

Under the terms of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s employment agreement as in effect during the 2019 Performance Period, each executive was entitled to a grant of RSUs, consisting of time-based RSUs (“TRSUs”) and a “target” amount of performance-based RSUs (“PRSUs”). More specifically, for 2019, Mr. Knutson was granted 82,500 TRSUs and a “target” of 122,500 PRSUs, and each of Mr. Kristjansson and Mr. Wulfsohn was granted 30,000 TRSUs and a “target” of 45,000 PRSUs.
TRSUs.   Subject to exceptions in certain circumstances described below in “Potential Payments upon Termination of Employment or Change in Control,” found on pages  56 to  60 of this Proxy Statement, each grant of TRSUs to each executive will vest on the third December 31st to occur following the date of grant, subject to his continued employment with the Company. In addition, subject to exceptions in certain circumstances, unvested TRSUs will be forfeited as of the date of his termination of employment with the Company. Upon vesting, each executive will receive one share of our Common Stock for each TRSU that vests. To the extent that dividends are paid on our Common Stock during the period in which the TRSUs are outstanding, he will receive a dividend equivalent in the form of a cash payment in respect of the outstanding TRSUs.
PRSUs.    Subject to exceptions in certain circumstances described below in “Potential Payments upon Termination of Employment or Change in Control,” each grant of PRSUs to each executive will vest on the last day of the applicable three-year performance period, subject to the achievement of the TSR-based objectives described below and his continued employment with the Company.
Of the target amount of PRSUS granted to each executive under his employment agreement, one-half of such target amount will vest based on the Company’s level of absolute TSR during the applicable three-year performance period (such PRSUs referred to as the “Absolute TSR PRSUs”) and one-half of such target amount will vest based on the Company’s level of TSR during the applicable three-year performance period relative to the TSR of a peer group of companies designated by the Compensation Committee at the time of each grant (such PRSUs referred to as the “Relative TSR PRSUs”).
With respect to the Absolute TSR PRSUs, the actual number of PRSUs that will be earned and that will vest will be based on the level of our cumulative total stockholder return (i.e., share price appreciation or depreciation, as the case may be, plus dividends divided by initial share price) relative to an 8% per annum simple TSR (assuming no reinvestment of dividends) for the three-year performance period beginning on January 1st of the year of grant (e.g., the performance period for the PRSUs granted in 2019 is January 1, 2019 through December 31, 2021). To determine the actual number of PRSUs that will be earned and will vest, the “target” amount of each grant of PRSUs will be adjusted up or down at the end of the applicable three-year performance period based on the Company’s cumulative TSR relative to an 8% per annum simple TSR objective from 0% of the target amount (reflecting 0% per annum TSR during the performance period) to 200% of the target amount (reflecting 16% per annum (or higher) TSR during the performance period), with 100% of the target amount being earned and vesting if TSR of 8% per annum is achieved during the performance period.
With respect to the Relative TSR PRSUs, the actual number of PRSUs that will be earned and that will vest will be based on the Company’s cumulative TSR during the applicable three-year performance period beginning on January 1st of the year of grant as compared to the cumulative TSR of designated peer group companies for such performance period. To the extent that the Company’s TSR rank is less than or equal to the 25th percentile when compared to the TSR of the members of the peer group, each of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn will vest in 0% of the target number of Relative TSR PRSUs awarded to him in respect of the applicable performance period. To the extent that the Company’s TSR rank is in the 50th percentile, each executive will vest in 100% of the target number of Relative TSR PRSUs awarded to him in respect of the applicable performance period. To the extent that the Company’s TSR rank is greater than or equal to the 80th percentile, each executive will vest in 200% of the target number of Relative TSR PRSUs awarded to him in respect of the applicable performance period. To the extent that the Company’s TSR ranking falls in between the percentiles identified above, the number of Relative TSR PRSUs that vest will be interpolated.
PRSUs that do not vest at the end of an applicable performance period will be forfeited. Upon vesting, each executive will receive one share of the Company’s common stock for each PRSU that vests.
Dividend equivalents are not paid in respect of the PRSUs during the performance period. Rather, dividend equivalents accrue with respect to the PRSUs during the performance period, and to the extent that the underlying PRSUs vest, an amount equal to the accrued dividend equivalents related to the vested PRSUs will be paid to each executive in the form of additional shares of our Common Stock based on the closing price of the Common Stock on the vesting date.
*****
2019 Compensation Decisions
The following discussion addresses the actions taken by the Compensation Committee during 2019 regarding the base salaries, annual incentives and long-term equity awards for the Named Executive Officers.
Base Salary
The Compensation Committee believes that the annual base salary paid in 2019 to each of the Named Executive Officers appropriately reflected the scope of the role and responsibilities of the applicable position, individual performance and experience and competitive market practices. The annual base salary for each of the Named Executive Officers during 2019 was as follows:
Executive	2019 Base Salary
Craig L. Knutson	$700,000
Gudmundur Kristjansson	$350,000
Bryan Wulfsohn	$350,000
Sunil Yadav	$300,000
Stephen D. Yarad	$475,000
Base salaries for each of the Named Executive Officers remained unchanged from the prior year.
Annual Incentives
Messrs. Knutson, Kristjansson and Wulfsohn.   Annual incentive awards earned by Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn consisted of both the formulaic ROAE Bonus and the discretionary IRM Bonus. A discussion of the Compensation Committee’s determination of each of these components is set forth below.

ROAE Bonus.   Under the ROAE Bonus methodology set forth in Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s respective employment agreement, which is described on pages  31 to  33 of this Proxy Statement, Adjusted ROAE for the 2019 performance period (December 1, 2018 to November 30, 2019) was approximately 12.279%*, which was above the ROAE Target of 8% for 2019.
The ROAE Bonus component of each of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s annual bonus for 2019 was determined by applying the Adjusted ROAE of 12.279% to the previously established bonus formula, with the result that each executive earned an ROAE Bonus that was above his target amount for the ROAE Bonus. The “target” amount of this component of annual bonus, the percentage of that target amount earned and the total amount of the 2019 ROAE Bonuses earned by Messrs. Knutson, Kristjansson and Wulfsohn are set forth in the table below:
	Target ROAE Bonus ($)	% of ROAE Bonus Earned	2019 ROAE Bonus Earned ($)(1)
Mr. Knutson	$1,500,000	153.49%	$2,302,350
Mr. Kristjansson	$600,000	153.49%	$920,940
Mr. Wulfsohn	$600,000	153.49%	$920,940

(1)
A portion of Messrs. Knutson, Kristjansson and Wulfsohn’s respective 2019 annual bonus was paid in the form of fully-vested shares of our Common Stock with a mandatory three-year holding period from the date of their grant. See page 37 of this Proxy Statement.

IRM Bonus.   The actual amount of the IRM Bonus paid to each of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn was determined by the Compensation Committee in its discretion based upon its review of each executive’s individual performance, as well as MFA’s leverage strategy relative to other similarly situated companies as well as relative to its own business plan, overall management of risk and asset selection in generating our returns and MFA’s total stockholder return (both on an absolute basis, as well as relative to relevant indices of other similarly situated companies). In considering these factors, the Compensation Committee did not assign specific weightings to each, but instead considered them together as part of a comprehensive review.
Based on the above-described review, the Compensation Committee determined that an IRM Bonus for each executive that was in excess of the Target IRM Bonus was merited. The target amount of this component of annual bonus, the percentage of that target amount earned and the total amount of the 2019 IRM Bonus earned by Messrs. Knutson, Kristjansson and Wulfsohn is set forth in the following table:
	Target IRM Bonus ($)	% of IRM Bonus Earned	2019 IRM Bonus Earned ($)(1)
Mr. Knutson	$500,000	175%	$875,000
Mr. Kristjansson	$200,000	185%	$370,000
Mr. Wulfsohn	$200,000	185%	$370,000

(1)
A portion of Messrs. Knutson, Kristjansson and Wulfsohn’s respective 2019 annual bonus was paid in the form of a grant of fully-vested shares of our Common Stock with a mandatory three-year holding period from the date of their grant. See below.

*
Adjusted ROAE is a non-GAAP financial measure. On a GAAP basis, for the 2019 performance period net income available to common stockholders was approximately $344.6 million and average total common stockholders’ equity was approximately $3.21 billion (which reflects the exclusion of approximately $193.3 million of equity attributable to preferred stock). Return on average total common stockholders’ equity on a GAAP basis for the period from December 1, 2018 to November 30, 2019, was approximately 10.7%. The calculation of return on average total common stockholders’ equity for purposes of determining Adjusted ROAE reflects (i) the exclusion of approximately $398.6 million of accumulated other comprehensive income (unrealized mark-to-market gains and/or losses) from the calculation of average total common stockholders’ equity on a GAAP basis and (ii) the add-back of approximately $1.2 million of depreciation expense to GAAP net income for the 2019 performance period.

In determining the amount of Mr. Knutson’s IRM Bonus, the Compensation Committee noted Mr. Knutson’s strong leadership in a year marked by a challenging investment and interest rate environment. In addition, the Compensation Committee considered the achievement during the course of the year in delivering consistent and attractive returns on MFA’s portfolio of assets while effectively managing the risks relating to our portfolio of mortgage-related assets, including maintaining a low level of leverage relative to other residential mortgage REITs and maintaining a low level of duration (which is a measure of interest rate sensitivity) for our overall portfolio. The Compensation Committee also noted Mr. Knutson’s continuing leadership in evaluating and continuing to grow MFA’s investments in residential whole loans, as well as leading MFA in its sourcing of new investment opportunities in the residential mortgage credit sector.
On an individual basis, the Compensation Committee took into account Mr. Knutson’s oversight of our business and investment activities to ensure achievement of our strategic objectives for the year. In addition, the Compensation Committee also considered his achievements in maintaining and building on the Company’s relationships with counterparties and other constituencies important to our business success, as well as continuing to foster an inclusive corporate culture throughout the organization. In addition, the Compensation Committee took into account his leadership in overseeing the staff functions within the Company, including finance, legal, human resources, information technology systems and operations.
In determining the amount of Mr. Kristjansson’s IRM Bonus, the Compensation Committee noted his leadership role in evaluating, negotiating and structuring several new investment initiatives during the year (including with respect to the establishment and deepening of our relationships with originators of “fix and flip” and single family rental mortgage loans and establishing relationships for the financing of such investments, and our investments in assets related to mortgage servicing rights), as well as his leadership role in evaluating the impact of the macroeconomic environment and macroeconomic trends on our business, including his management of our interest rate risk, and his leadership in overseeing our financial modeling and forecasting functions. With respect to Mr. Wulfsohn, the Compensation Committee noted his key role in: evaluating and negotiating new investment initiatives and establishing relationships to execute on such initiatives (particularly with respect to recently-originated non-qualified mortgage loans); maintaining and strengthening relationships with our financing counterparties; further diversifying our sources of financing during the year; and his continuing leadership in managing our re-performing and non-performing residential whole loan real estate owned (REO) portfolios.
Determination of Form of Payment of 2019 Annual Bonus for Messrs. Knutson, Kristjansson and Wulfsohn.   As indicated on page  34 of this Proxy Statement, each of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s employment agreement provided that for the 2019 Performance Period any annual performance bonus in an amount up to his current base salary would be paid in cash, and the bonus amount in excess of his base salary would be paid 50% in cash and 50% in the form of fully vested shares of Common Stock with a mandatory three-year holding period. The table below sets forth the application of this formula to the 2019 annual bonus amount for each of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn and shows the portion of his total 2019 annual bonus that was paid in cash and in the form of Common Stock.
	Total 2019 Bonus Earned ($)	Portion of 2019 Bonus Paid in Cash ($/%)	Portion of 2019 Bonus Paid in Common Stock ($/%)(1)
Mr. Knutson	$3,177,350	$1,938,675/61.0%	$1,238,675/39.0%
Mr. Kristjansson	$1,290,940	$820,470/63.6%	$470,470/36.4%
Mr. Wulfsohn	$1,290,940	$820,470/63.6%	$470,470/36.4%

(1)
As noted above, these shares of Common Stock were fully vested upon grant, but are subject to a mandatory three-year holding period.

Mr. Yadav.   Mr. Yadav is eligible to receive an annual performance bonus in such amount as approved by the Compensation Committee in its discretion. For 2019, the Compensation Committee, with the input of Mr. Knutson, approved an annual incentive bonus for Mr. Yadav of $660,470, of which $462,329 was paid in cash and $198,146 was paid in the form of fully-vested shares of our Common Stock that are subject to a mandatory three-year holding period.
Although the amount of Mr. Yadav’s annual bonus was determined in the discretion of the Compensation Committee, in determining the level of his bonus, the Compensation Committee used a framework for its decisions that was similar to the methodology that it used to determine the annual bonus amount for Mr. Knutson, Kristjansson and Wulfsohn. In order to guide its decision making, the Compensation Committee, with the input of Mr. Knutson, assumed a hypothetical “target” overall bonus for Mr. Yadav of $600,000. The Compensation Committee then employed an illustrative scenario in which 50% of Mr. Yadav’s target would be tied to Adjusted ROAE for the performance period from December 1, 2018 to November 30, 2019 (using the same methodology as used to calculate Messrs. Knutson, Kristjansson and Wulfsohn’s ROAE Bonus, which is described above) with the balance of Mr. Yadav’s target tied to an assessment of the executive’s individual performance and overall company performance. As this approach was a framework for its decision making, the Compensation Committee then used its judgment and discretion to adjust the outcome to arrive at the actual amount of Mr. Yadav’s bonus.
The Compensation Committee believed that using this approach as a guide for its 2019 bonus decisions for Mr. Yadav was appropriate in light of his key role in the asset selection and management of our Non-Agency RMBS and credit risk transfer (CRT) securities portfolios.
Mr. Yarad.   Mr. Yarad is eligible to receive an annual performance bonus in such amount as approved by the Compensation Committee after receiving the input of our CEO. Annual incentive compensation for Mr. Yarad is based upon subjective assessments and evaluation of MFA’s annual performance and his individual performance. After receiving the input of Mr. Knutson, the Compensation Committee approved an annual incentive bonus of $365,000 for 2019, of which $292,000 was paid in cash and $73,000 was paid in the form of fully-vested shares of our Common Stock that are subject to a mandatory three-year holding period. Mr. Yarad’s bonus was based on, among other things, his leadership in directing the activities performed by our finance and accounting staff in support of our business activities.
2019 Long-Term Equity-Based Incentive Awards
Under the terms of his employment agreement, Mr. Knutson was granted RSUs, consisting of 82,500 TRSUs and a target amount of 122,500 PRSUs, respectively, in February 2019. In addition, in order to further align the interests of the other Named Executive Officers and foster their retention (and, in the case of Messrs. Kristjansson and Wulfsohn, in accordance with their employment agreements), the Compensation Committee also made awards of TRSUs and PRSUs to Messrs. Kristjansson, Wulfsohn, Yadav and Yarad in February 2019. For each Named Executive Officer, with respect to the target number of PRSUs, one-half of such target amount is comprised of Absolute TSR PRSUs and one-half is comprised of Relative TSR PRSUs.
•
The TRSUs will “cliff” vest on December 31, 2021, subject solely to continued employment through the vesting date. Upon vesting, the executive will receive one share of our Common Stock for each TRSU that vests. To the extent that dividends are paid on our Common Stock during the period in which the TRSUs are outstanding, each executive will receive a dividend equivalent in respect of the outstanding TRSUs in the form of a cash payment.

•
The Absolute TSR PRSUs will “cliff” vest on December 31, 2021, subject to the achievement of the average TSR objective described below and the executive’s continued employment with the Company. The actual number of PRSUs that will be earned and will vest will be based on the level of the Company’s cumulative total stockholder return (i.e., share price appreciation or depreciation, as the case may be, plus dividends divided by initial share price) relative to an 8% per annum simple TSR (assuming no reinvestment of dividends) for the three-year performance period beginning on January 1, 2019 and ending on December 31, 2021. To determine the actual number of Absolute TSR PRSUs that will be earned and will vest, the target amount of each grant of Absolute TSR PRSUs will be adjusted up or down at the end of the applicable three-year performance period based on the Company’s cumulative TSR relative to an 8% per annum simple TSR objective from 0% of the target amount (reflecting 0% per annum TSR during the performance period) to 200% of the target amount (reflecting 16% per annum (or higher) TSR during the performance period), with 100% of the target amount being earned and vesting if TSR of 8% per annum is achieved during the performance period.
•
The actual number of Relative TSR PRSUs that will be earned and that will vest will be based on the Company’s cumulative TSR during the applicable performance period beginning on January 1, 2019 and ending on December 31, 2021 as compared to the cumulative TSR of designated peer group companies (listed below) for such performance period. To the extent that the Company’s TSR rank is less than or equal to the 25th percentile when compared to the TSR of the members of the peer group, the executive will vest in 0% of the target number of Relative TSR PRSUs awarded to him in respect of the applicable performance period. To the extent that the Company’s TSR rank is in the 50th percentile, the executive will vest in 100% of the target number of Relative TSR PRSUs awarded to him in respect of the applicable performance period. To the extent that the Company’s TSR rank is greater than or equal to the 80th percentile, the executive will vest in 200% of the target number of Relative TSR PRSUs awarded to him in respect of the applicable performance period. To the extent that the Company’s TSR ranking falls in between the percentiles identified above, the number of Relative TSR PRSUs that vest will be interpolated.

In choosing the companies for the Relative TSR PRSUs against whose TSR the Company’s TSR will be measured over the course of the three-year performance period, the Compensation Committee selected the internally- and externally-managed residential mortgage REITs listed below. (We note that the companies selected by the Compensation Committee for the purposes of the Relative TSR PRSUs are not the same as the companies identified on page  28 of this proxy statement because TSR can be determined without regard to the availability of compensation information, which the Company’s externally-managed peers do not report.)
AG Mortgage Investment Trust, Inc. (MITT)	Dynex Capital, Inc. (DX)
AGNC Investment Corp. (AGNC)	Invesco Mortgage Capital Inc. (IVR)
Annaly Capital Management, Inc. (NLY)	New York Mortgage Trust Inc. (NYMT)
Anworth Mortgage Asset Corporation (ANH)	PennyMac Mortgage Investment Trust (PMT)
Arlington Asset Investment Corp. (AI)	Redwood Trust, Inc. (RWT)
Armour Residential REIT, Inc. (ARR)	Two Harbors Investment Corp. (TWO)
Capstead Mortgage Corporation (CMO)	Western Asset Mortgage Capital Corp. (WMC)
Chimera Investment Corporation (CIM)
PRSUs that do not vest at the end of the performance period will be forfeited. Upon vesting, the executive will receive one share of the Company’s Common Stock for each PRSU that vests.
Dividend equivalents will not be paid in respect of the PRSUs during the performance period. Rather, dividend equivalents will accrue with respect to the PRSUs during the performance period, and to the extent that the underlying PRSUs vest, an amount equal to the accrued dividend equivalents related to the vested PRSUs will be paid to the executive in the form of additional shares of Common Stock based on the closing price of the Common Stock on the vesting date.

The number and grant date fair value of TRSUs and PRSUs comprising the 2019 long-term equity-based awards granted to each of the Named Executive Officers are set forth in the table below:
	TRSUs		PRSUs
Executive	#	Aggregate Grant Date Fair Value(1) $	#	Aggregate Grant Date Fair Value(1) $
Mr. Knutson	82,500	$609,675	122,500	$853,212
Mr. Kristjansson	30,000	$221,700	45,000	$313,425
Mr. Wulfsohn	30,000	$221,700	45,000	$313,425
Mr. Yadav	16,000	$118,240	24,000	$167,160
Mr. Yarad	12,000	$88,680	18,000	$125,370

(1)
Determined at the time the grant was made in accordance with FASB Accounting Standards Codification Topic 718.

*****
Other Elements of Compensation.   The following briefly summarizes the other elements of compensation that we provide to our Named Executive Officers beyond salary, annual incentives and long-term equity awards.
Deferred Compensation and Retirement Benefits.   In 2002, the Board adopted the Senior Officers Plan, which gives executive officers the ability to elect to defer up to 100% of their annual cash incentive compensation. Amounts deferred under this plan are subject to a five-year deferral period and can be paid in a lump sum or in installment payments at the termination of the deferral period. The Senior Officers Plan is intended to provide executive officers with an opportunity to defer certain compensation. Amounts deferred under the plan are considered to be converted into “stock units” of MFA, which do not represent our capital stock, but rather the right to receive a cash payment equal to the fair market value of an equivalent number of shares of Common Stock. Deferred amounts (and the resultant stock units), together with any cash dividend equivalents credited to outstanding stock units, increase or decrease in value as would an equivalent number of shares of Common Stock and are settled in cash at the termination of the deferral period, based on the value of the stock units at that time. Prior to the time that the deferred accounts are settled, participants are unsecured creditors of MFA.
The Named Executive Officers are also eligible to participate in our tax qualified retirement savings plan (the “401(k) Plan”) under which all full time employees, subject to certain restrictions, are able to contribute compensation up to the limit prescribed by the Internal Revenue Service on a before tax basis. We match 100% of the first 3% of eligible compensation deferred by our employees and 50% of the next 2%, subject to a maximum ($11,200 for 2019) as provided by Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). We have elected to operate this plan under applicable safe harbor provisions of the Code, whereby, among other things, we must make contributions for all participating employees, and all matches contributed by us vest immediately.
No Perquisites and Other Benefits.   The Compensation Committee provides no perquisites and other benefits to the Named Executive Officers. We do not provide a perquisite allowance to the Named Executive Officers, nor do we reimburse the Named Executive Officers for automobiles, clubs, financial planning, tax preparation, personal or home security or items of a similar nature. The Compensation Committee periodically reviews the appropriateness of perquisites in light of market practices, an individual executive’s particular facts and circumstances and within the context of the total compensation program. No actions were taken during 2019 regarding perquisites.
The Named Executive Officers are eligible to participate in our employee health and welfare benefit programs that are generally available to all employees. Further, in accordance with the Code of Conduct, we do not make any loans to, or guarantee any personal loans of, the Named Executive Officers.

Changes to Compensation Program for 2020
In late 2019 the Compensation Committee, with the assistance of its independent consultant, FPL Associates, undertook a review of our executive compensation program. This review was driven principally by our desire to retain Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn and the negotiation of a new employment agreement with each executive to replace the agreement that was set to expire on December 31, 2019. Using publicly available information, as well as other information provided by FPL Associates, the Compensation Committee reviewed the level of compensation for Messrs. Knutson, Kristjansson and Wulfsohn and the structure and design of our executive compensation programs.
As a result of this review, the Compensation Committee made certain modifications to the base salary, annual bonus opportunity and LTIA Award levels for Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn, which are reflected in their new employment agreements that became effective January 1, 2020. Although the changes to the executives’ compensation did not go into effect until early 2020 and had no impact on the Compensation Committee’s 2019 compensation decisions (and are not reflected in the compensation tables included in this Proxy Statement), we have summarized them below so that stockholders may consider them as they evaluate our executive compensation program.
Adjustment to Base Salaries.   Continuing its focus on giving the most weight to incentive-based compensation, the Compensation Committee only modestly increased Mr. Knutson’s base salary (from $700,000 per annum to $800,000 per annum) from that paid under his prior employment agreement. The increase to Mr. Knutson’s base salary was the first increase to this component of his compensation since 2014. The Compensation Committee also increased the base salaries of each of Mr. Kristjansson and Mr. Wulfsohn from that paid under their prior agreements from $350,000 per annum to $400,000 per annum under their new agreements.
No Change to Structure of Annual Bonus; Adjustment to Target Bonus Levels and Maximum Annual Bonus.   The Compensation Committee continues to believe that an annual bonus determined in part based on a formulaic methodology tied to Adjusted ROAE and in part based on the discretion of the Compensation Committee remains appropriate. Further, the Compensation Committee continues to believe that the structure of the ROAE Bonus (including the parameters used to determine the ROAE Target in a given year) and the factors that it considers in determining the discretionary IRM Bonus remain appropriate in light of the Company’s business and the compensation practices used by other participants in the mortgage REIT and real estate finance sectors. The Compensation Committee also continues to believe that incentive compensation opportunities should be more heavily weighted so as to reward achievement over longer term, multi-year periods rather than on an annual basis to better align the interests of management with those of our stockholders.
With the above considerations in mind and based on a review of Mr. Knutson’s performance and relevant market data, the Compensation Committee determined to adjust the “target” annual bonus under Mr. Knutson’s employment agreement. Accordingly, under the terms of Mr. Knutson’s new employment contract, commencing with the performance period that began on December 1, 2019, Mr. Knutson’s “target” annual bonus has been increased from $2,000,000 to $2,200,000. Mr. Knutson’s maximum annual bonus is now $4.4 million. The terms of his employment contract do not guarantee any minimum bonus.
In addition, under the terms of Mr. Kristjansson’s and Mr. Wulfsohn’s new employment contracts, commencing with the performance period that began on December 1, 2019, each such executive’s “target” annual bonus has been increased from $800,000 to $950,000. Mr. Kristjansson’s and Mr. Wulfsohn’s maximum annual bonus is now $1.9 million. Similar to Mr. Knutson’s employment agreement, the terms of each such executive’s employment contract do not guarantee any minimum bonus.
Long-Term Incentive Awards.   In connection with its review of Mr. Knutson’s, Mr. Kristjansson’s and Mr. Wulfsohn’s compensation, the Compensation Committee also reviewed the structure and design of the Company’s long-term incentive awards, including the grant levels of TRSUs and PRSUs awarded to each such executive. The Compensation Committee concluded that the overall design of these awards — with the vesting of such awards based on the passage of time, as well as absolute TSR and relative TSR, in each case over a three-year period — continued to be appropriate and aligned with the interest of our stockholders. Accordingly, the Compensation Committee has maintained the same structure of these annually-granted awards under Mr. Knutson’s, Mr. Kristjansson’s and Mr. Wulfsohn’s new employment agreements as the structure of such awards under their prior employment agreements. However, after a review of available market data with respect to similarly situated executives at comparable companies, including the peer group identified by the Compensation Committee, it determined that it was appropriate to increase the opportunity for each such executive in connection with such awards.
With the above considerations in mind, Mr. Knutson’s new employment agreement provides that he is entitled to an annual grant of TRSUs in each of 2020, 2021 and 2022, the number of which is determined based on the quotient of $1,100,000 divided by the average of the closing price per share of the Common Stock for the first twenty (20) days trading days of the year of each grant (such average being the “20-Day Average Price”). In addition, Mr. Knutson’s new employment agreement provides that he is entitled to an annual grant of PRSUs in each of 2020, 2021 and 2022, the number of which is determined based on the quotient of $1,900,000 divided by 85% of the 20-Day Average Price.
Similarly, each of Mr. Kristjansson’s and Mr. Wulfsohn’s new employment agreement provides that he is entitled to an annual grant of TRSUs in each of 2020 and 2021, the number of which is determined based on the quotient of $380,000 divided by the 20-Day Average Price, as well as an annual grant of PRSUs in each of 2020 and 2021, the number of which is determined based on the quotient of $570,000 divided by 85% of the 20-Day Average Price.
The Compensation Committee believes that these changes will more closely align the interests of our senior management team with that of our stockholders by having a greater portion of our executive officers’ compensation tied to value creation and TSR over a longer period than one year.
Specific information regarding Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn’s new employment contracts, including the structure of and potential payouts under their respective annual incentive bonus arrangements, can be found under “Employment Contracts” on pages 52 to 55 of this Proxy Statement.
Other Features of Our Executive Compensation Program
Use of Employment Agreements.   We have historically used written employment agreements with certain of our executive officers to evidence our mutual understanding regarding the key terms of employment, including the employment term, level of base salary, other elements of compensation, reasons for termination of employment before the end of the term, severance payments and post-employment covenants. At present, we have written employment agreements with four executive officers (Mr. Knutson, Mr. Kristjansson, Mr. Wulfsohn and Mr. Yadav). The Compensation Committee believes that the use of employment agreements in certain instances helps the Company to retain key personnel responsible for the execution of MFA’s strategies and the management of its operations and provides certain protections for MFA in the form of covenants restricting post-termination employment and solicitation of our employees. Although the Compensation Committee has used written employment agreements to provide the Company and certain of its executives with certainty regarding the terms of employment and to encourage stability of key management, the Compensation Committee periodically discusses their merit in achieving these objectives and may, in its discretion, determine not to use written employment agreements in the future for certain or all of our employees. For additional details regarding the employment agreements of Messrs. Knutson, Kristjansson, Wulfsohn and Yadav, including the circumstances in which severance is payable and the amount of such severance benefits, see “Employment Contracts” on pages 52 to 56 and “Potential Payments upon Termination of Employment or Change in Control” on pages 56 to 60 of this Proxy Statement.
The Compensation Committee believes that the written employment agreements have been responsibly structured, including as follows:
•
Employment terms of reasonable length;

•
Severance arrangements individually tailored for each executive depending on his role and for the applicable termination scenario;

•
No “single trigger” or “modified single trigger” vesting of severance benefits and/or outstanding equity awards upon a change in control of the Company; and

•
No tax gross-up payments.

Clawback Policy.   We have a policy pursuant to which we seek to recover, to the extent practicable and as may be permitted by applicable law, incentive compensation payments that were paid or awarded to our executive officers and certain other members of management when:
•
the payment of such compensation was based on the achievement of financial results that were subsequently the subject of a material restatement; and

•
in the Board’s view, the employee engaged in fraud or misconduct that caused or partially caused the need for the restatement, and a smaller amount would have been paid to the employee based on our restated financial results.

Further, pursuant to the requirements of the Dodd-Frank law, in July 2015 the SEC proposed rules to require the clawback of certain types of incentive-based compensation in the event a company is required to restate previously-issued financial statements (regardless of whether such restatement was the result of misconduct) that would have resulted in a lower amount of incentive compensation being earned or paid. We will take appropriate steps to implement the requirements under these rules when they are finalized.
We also have included in Messrs. Knutson’s, Kristjansson’s and Wulfsohn’s respective employment agreements, as well as in the TRSU and PRSU award agreements relating to awards made to certain employees (including Messrs. Yadav and Yarad and our other executive officers) in 2017, 2018 and 2019, provisions requiring the forfeiture of unvested awards and permitting the recoupment of the after-tax value of vested awards in the event that that employee breaches certain covenants regarding, among other matters, confidentiality of Company information and solicitation of employees for a period of time after termination of employment.
Stock Retention and Ownership Requirements.   Equity awards received by certain of our Named Executive Officers are subject to a stock retention and ownership policy intended to further encourage significant long-term share ownership. Messrs. Knutson, Kristjansson and Wulfsohn are not permitted to sell or otherwise transfer shares received from equity awards granted pursuant to their employment agreements during the executive’s employment or for a period of six months following the termination of the executive’s employment, unless the value of the executive’s stock holdings (inclusive of shares of common stock and restricted stock units) in MFA exceeds four times the executive’s annual base compensation. In addition, the shares of Common Stock granted as a component of each Named Executive Officer’s annual incentive compensation for 2017, 2018 and 2019 are prohibited from being sold or otherwise transferred for a period of three years from the date of grant.
Anti-Hedging Policy.   Our Insider Trading Policy prohibits our employees, including our executive officers, from engaging in short sales or in transactions in puts, calls or other derivative securities in respect of MFA’s equity and debt securities, whether on an exchange or in any other organized market. In addition, we prohibit our employees from engaging in other forms of hedging transactions involving MFA’s equity and debt securities, such as zero cost collars and forward sale contracts.
Advice from Independent Compensation Consultant.   Periodically since 2005, the Compensation Committee has retained an independent compensation consultant to assist the Compensation Committee in reviewing the competitiveness of its executive compensation program, considering the overall design of the compensation program and providing compensation advice independent of company management. Since 2015, the Compensation Committee directly retained FPL Associates, a nationally-recognized compensation consulting firm, in this role. One or more representatives from FPL Associates meet, from time to time, with the Compensation Committee and provide assistance to the Compensation Committee with respect to various matters, including: (i) a benchmarking review of peer company executive compensation; (ii) the awards of annual incentive compensation; (iii) evaluating the elements and design of various aspects of our compensation program in light of current executive compensation practices for companies in our industry and public companies more generally; (iv) assisting in the development of an appropriate peer group; and (v) assisting in the design and review of employment agreements and other employment arrangements for certain of our senior executives.
Under the terms of its engagement, FPL Associates does not provide any other services to us, except as may be pre-approved by the Chair of the Compensation Committee.

Compensation Committee Conflicts of Interest Analysis.   The Compensation Committee assessed the independence of FPL Associates pursuant to the factors set forth in its Charter and Rule 10c-1(b)(4) under the Securities Exchange Act of 1934, as amended. Based on this assessment, the Compensation Committee concluded that FPL Associates’ work for the Board of Directors did not raise any conflicts of interest.
Use of Tally Sheets.   The Compensation Committee periodically examines the components of our compensation programs offered to the Named Executive Officers, including, among other things, base salary, annual incentives, equity and long-term compensation, dividend and dividend equivalent payments, the dollar value (and the cost to us) of any perquisites and other personal benefits, the earnings and accumulated payout obligations under the Senior Officers Plan (as may be applicable) and the actual projected payout obligations under several potential severance and change in control scenarios. In connection with such review, a compensation tally sheet setting forth these components of our executive compensation program typically is prepared with respect to our most senior executives and reviewed by the Compensation Committee for this purpose.
Role of Executive Officers in Compensation Decisions.   The Compensation Committee, which is comprised entirely of independent directors, makes recommendations to the independent directors of the Board on all compensation decisions relating to our CEO, and it determines and approves all compensation decisions related to our other Named Executive Officers. When making compensation recommendations for Named Executive Officers other than the CEO, the Compensation Committee will typically seek and consider the advice and counsel of the CEO in light of his direct day-to-day working relationship with these senior executives. Taking this feedback into consideration, the Compensation Committee engages in discussions and makes final determinations related to compensation paid to the Named Executive Officers. All decisions regarding the compensation of our CEO are ratified and confirmed independently by the independent directors of the Board.
Deductibility of Executive Compensation.   Section 162(m) of the Code generally provides that, for federal tax purposes, a public company may not deduct compensation in excess of $1 million paid in any fiscal year to any of certain executive officers (who are referred to as “covered employees” in Section 162(m)). For taxable years commencing before January 1, 2018, (i) the Company’s “covered employees” subject to Section 162(m) included our chief executive officer and our other three most highly compensated executives (other than our chief financial officer) and (ii) compensation paid pursuant to a stockholder-approved plan that qualified as “performance-based compensation” under Section 162(m) was exempt from the annual $1 million deduction limitation.
The Tax Cut and Jobs Act of 2017 (“Tax Reform”) made significant changes to Section 162(m). Subject to a transition or “grandfather” rule for certain compensation provided under written binding contracts in effect on November 2, 2017, Section 162(m), as amended, now provides that (i) the Company’s “covered employees” are our chief executive officer, chief financial officer and our three other most highly compensated executives, (ii) an individual who is a “covered employee” in any year after 2016 will remain a “covered employee” under Section 162(m) regardless of the individual’s officer status or level of compensation and (iii) the exception for compensation that qualifies as “performance-based” is eliminated.
The Compensation Committee considers the Section 162(m) deduction limit when it assesses the Company’s executive compensation practices. However, in order to maintain flexibility in compensating the Company’s executive officers in a manner designed to promote our corporate goals, including retaining and providing incentives to the executive officers, the Compensation Committee has not adopted a policy that all compensation must be deductible and may, as it has in prior years (including 2019), authorize payments to executives that may not be fully deductible if the Compensation Committee believes that such payments are in the Company’s interests.
Compensation Risk Considerations
The Compensation Committee monitors the risks and rewards associated with our compensation programs and considers, in establishing our compensation programs, whether they encourage unnecessary or excessive risk taking.
The Compensation Committee designs our compensation programs with features that are intended to mitigate risk without diminishing the incentive nature of the compensation. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk taking over the long term.

With respect to the primary elements of our compensation programs, we use a number of practices designed to help mitigate unnecessary risk taking, including:
•
annual base salaries for all employees, including the Named Executive Officers, which are fixed in amount and determined or approved in advance by the Compensation Committee and/or the Board;

•
annual incentive compensation, which for 2019 was partly or wholly discretionary and subjectively determined for all employees (including the IRM Bonus for Messrs. Knutson, Kristjansson and Wulfsohn), is determined or approved by the Compensation Committee and/or the Board;

•
annual incentive compensation is typically paid in a combination of cash and shares of Common Stock that are subject to a mandatory holding period or may be time-vested (thereby making unvested shares subject to forfeiture, in certain instances, upon termination of service); and

•
long-term incentive compensation is determined or approved in advance by the Compensation Committee and/or the Board and typically vests over a multi-year time period and/or is subject to the achievement of one or more performance criteria. Such compensation may also, in certain instances, be subject to forfeiture upon termination of service and subject to retention requirements.

With respect to the IRM-determined bonus used in 2019 for Messrs. Knutson, Kristjansson and Wulfsohn, mitigating factors included in the use of this element of compensation consisted of the Compensation Committee’s right to apply, in any given year, a discretionary adjustment to adjust this component of each such executive’s annual incentive award based upon the Compensation Committee’s assessment of certain company-related, market-related and individual performance factors.
Based on the foregoing, we believe that our compensation programs for 2019 were appropriately balanced, did not motivate or encourage unnecessary or excessive risk taking and did not create risks that were reasonably likely to have a material adverse effect on the Company.
*****
Report of the Compensation Committee
While MFA’s management has the primary responsibility for our financial reporting process, including the disclosure of executive compensation, the Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. Based on such review and discussions, the Compensation Committee is satisfied that the Compensation Discussion and Analysis fairly represents the philosophy, intent and actions of the Compensation Committee with regard to executive compensation. The Compensation Committee recommended to the Board, and the Board approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
Robin Josephs, Chair
Stephen R. Blank
James A. Brodsky
Francis J. Oelerich III
The foregoing Compensation Committee Report shall not be deemed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the Securities and Exchange Commission, except to the extent that we specifically incorporate such report by reference.

Compensation of Named Executive Officers
The following table summarizes the compensation of our Named Executive Officers for the years ended December 31, 2019, 2018 and 2017.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Non-equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
C. L. Knutson(1) Chief Executive Officer and President	2019	700,000	533,911	2,701,570	1,404,764	11,200	5,351,445
	2018	700,000	461,430	2,644,987	1,408,220	11,000	5,225,637
	2017	700,000	458,581	1,804,860	1,415,472	10,800	4,389,713
G. Kristjansson Co-Chief Investment Officer and Senior Vice President	2019	350,000	235,155	1,005,598	585,315	11,200	2,187,268
	2018	350,000	193,210	972,485	589,650	11,000	2,116,345
	2017	300,000	659,885	475,303	—	10,800	1,445,988
B. Wulfsohn Co-Chief Investment Officer and Senior Vice President	2019	350,000	235,155	1,005,598	585,315	11,200	2,187,268
	2018	350,000	193,210	972,485	589,650	11,000	2,116,345
	2017	300,000	659,885	475,303	—	10,800	1,445,988
S. Yadav Senior Vice President	2019	300,000	462,329	483,546	—	11,200	1,257,075
	2018	300,000	531,376	515,533	—	11,000	1,357,909
	2017	300,000	602,184	432,896	—	10,800	1,345,880
S. D. Yarad Chief Financial Officer	2019	475,000	292,000	287,057	—	11,200	1,065,257
	2018	475,000	252,000	278,850	—	11,000	1,016,850
	2017	475,000	252,000	238,229	—	10,800	976,029

(1)
Mr. Knutson was appointed Co-Chief Executive Officer of the Company on July 28, 2017, and was appointed Chief Executive Officer on August 16, 2017. Prior to his appointment as Co-Chief Executive Officer, Mr. Knutson served as President and Chief Operating Officer of the Company. For 2017, Mr. Knutson was compensated pursuant to employment arrangements reflecting his prior positions as President and Chief Operating Officer of the Company.

(2)
Amounts in this column represent the cash component of discretionary bonus awards (in the case of Messrs. Knutson, Kristjansson and Wulfsohn, the IRM Bonus) that were paid to each of the Named Executive Officers in respect of the years presented. Per SEC rules, the stock component of discretionary bonus awards is included under “Stock Awards” in this table. See note 3 below.

(3)
Amounts in this column represent the aggregate grant date fair value of awards granted in the year indicated computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). For 2019, amounts included in this column are comprised of (i) time-based and performance-based restricted stock units (“RSUs”) granted to each of the Named Executive Officers in February 2019 and (ii) fully-vested shares of Common Stock granted to each of the Named Executive Officers in December 2019, which were granted as a component of the annual incentive awards paid to such officers for 2019. See the Grants of Plan-Based Awards for 2019 table on pages  48 to  49 of this Proxy Statement for further information on awards made in 2019. A discussion of the assumptions underlying the calculation of the RSU values may be found in Note 2(k) and Note 13 to our 2019 Consolidated Financial Statements on pages 95 and 96 and pages 124 to 128 of our 2019 Annual Report to Stockholders on Form 10-K.

As indicated above, the amounts in this column for 2019 include the grant date fair value of, among other awards, performance-based RSUs (“PRSUs”) granted to each of the Named Executive Officers during the year. For purposes of the Summary Compensation Table, the grant date fair value of these

PRSUs that is included in the amount reported in this column assumes that “target” performance is achieved during the three-year performance period. The target value of these PRSUs (which is included in the column) is as follows: for Mr. Knutson, $853,212; for Mr. Kristjansson, $313,425; for Mr. Wulfsohn, $313,425; for Mr. Yadav, $167,160; and for Mr. Yarad, $125,370. The maximum value of these PRSUs as of the grant date assuming the highest level of performance is achieved is as follows: for Mr. Knutson, $1,706,424; for Mr. Kristjansson, $626,850; for Mr. Wulfsohn, $626,850; for Mr. Yadav, $334,320; and for Mr. Yarad, $250,740. A description of these PRSU awards, including the vesting and performance conditions of such awards, can be found in note 5 to the Grants of Plan-Based Awards for 2019 table below.
(4)
Amounts in this column exclude dividend equivalents paid during the year in respect of outstanding time-based RSUs (“TRSUs”) (both vested and unvested). Dividend equivalents consist of a cash distribution in respect of each RSU equal to the cash dividend paid on a share of Common Stock. (The Company pays dividend equivalents on unvested TRSUs, but does not pay dividend equivalents on unvested PRSUs.) The right to receive dividend equivalents was factored into the grant date fair value of RSUs reported for each year in the column. The following table sets forth the value of dividend equivalents, paid to the Named Executive Officers in 2019:

Name	Cash Dividend Equivalents ($)
C. L. Knutson	188,000
G. Kristjansson	62,000
B. Wulfsohn	62,000
S. Yadav	39,600
S. D. Yarad	27,200

(5)
Amounts in this column represent the cash payment made to each of Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn in respect of the portion of his respective annual incentive award that was based on Adjusted ROAE (i.e., the ROAE Bonus) as determined in accordance with his respective employment agreement. Per SEC rules, the stock component of the ROAE Bonus awards is included under “Stock Awards” in this table. See pages 31 to 33 and 36 of this Proxy Statement for additional information regarding the ROAE Bonus.

(6)
Amounts in this column represent the employer matching contributions under the 401(k) Plan in the amount of $11,200 in respect of 2019, $11,000 in respect of 2018 and $10,800 in respect of 2017, in each case credited to each of the Named Executive Officers.

Grants of Plan-Based Awards
The following table summarizes certain information regarding all plan-based awards granted to the Named Executive Officers during the year ended December 31, 2019.
Grants of Plan-Based Awards for 2019
	Type of Award(1)	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards Target(2) (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3) ($)
			Threshold	Target	Maximum
C.L. Knutson	ROAE Bonus	—	-0-	1,500,000	3,000,000	—	—	—
	TRSU	02/01/2019(4)	—	—	—	—	82,500	609,675
	PRSU	02/01/2019(5)	—	—	—	122,500	—	853,212
	RS	12/18/2019(6)	—	—	—	—	158,197	1,238,683
G. Kristjansson	ROAE Bonus	—	-0-	600,000	1,200,000	—	—	—
	TRSU	02/01/2019(4)	—	—	—	—	30,000	221,700
	PRSU	02/01/2019(5)	—	—	—	45,000	—	313,425
	RS	12/18/2019(6)	—	—	—	—	60,086	470,473
B. Wulfsohn	ROAE Bonus	—	-0-	600,000	1,200,000	—	—	—
	TRSU	02/01/2019(4)	—	—	—	—	30,000	221,700
	PRSU	02/01/2019(5)	—	—	—	45,000	—	313,425
	RS	12/18/2019(6)	—	—	—	—	60,086	470,473
S. Yadav	TRSU	02/01/2019(4)	—	—	—	—	16,000	118,240
	PRSU	02/01/2019(5)	—	—	—	24,000	—	167,160
	RS	12/18/2019(6)	—	—	—	—	25,306	198,146
S. D. Yarad	TRSU	02/01/2019(4)	—	—	—	—	12,000	88,680
	PRSU	02/01/2019(5)	—	—	—	18,000	—	125,370
	RS	12/18/2019(6)	—	—	—	—	9,324	73,007

(1)
Type of Award:

ROAE Bonus =
Formulaically-determined cash award paid as part of annual incentive award (see note 5 to Summary Compensation Table for additional information)

TRSU = Time-based RSUs
PRSU = Performance-based RSUs
RS = Restricted shares of Common Stock granted as part of annual incentive award
(2)
This column shows the “target” number of PRSUs granted to each of the Named Executive Officers. The number of PRSUs that will ultimately vest is based upon the level of total shareholder return (“TSR”) of our Common Stock for the three-year performance period beginning January 1, 2019, and ending December 31, 2021. See note 5 below for further discussion regarding the applicable TSR goal and other material terms of these PRSU awards.

(3)
Amounts in this column represent the aggregate grant date fair value of such awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). For PRSUs, the grant date fair value is based on the assumption that the vesting condition for “target” performance will be achieved. See note 3 to the Summary Compensation Table for additional information.

(4)
In accordance with the terms of the applicable award agreements, these TRSU awards “cliff” vest on December 31, 2021, subject generally to the executive’s continued employment with MFA through such date. The TRSUs provide for current payment of dividend equivalents in cash (to the extent dividends are paid in respect of the Common Stock) during the vesting period. Each vested and outstanding TRSU will be settled in one share of Common Stock within 30 days of the date that such TRSU vests.
(5)
The number of PRSUs shown represents the “target” number of PRSUs granted. The number of underlying shares that the Named Executive Officer will become entitled to receive at the time of vesting will range from 0% to 200% of the target number of PRSUs granted, subject to the achievement of a pre-established performance metric tied to TSR. One-half of the target number of PRSUs granted will vest based on our level of absolute TSR during the three-year performance period ending December 31, 2021 (the “Absolute TSR PRSUs”), and one-half of the target number of PRSUs will vest based on our level of TSR for the three-year performance period ending December 31, 2021, relative to the TSR of a peer group of companies designated by the Compensation Committee of the Board at the time of grant (the “Relative TSR PRSUs”). For the Absolute TSR PRSUs, to determine the actual number of PRSUs that will vest, the target number will be adjusted up or down at the end of the three-year performance period, based on our cumulative TSR relative to an 8% per annum simple TSR objective from 0% of the target amount (reflecting 0% per annum TSR during the performance period) to 200% of the target amount (reflecting 16% per annum (or higher) TSR during the performance period), with 100% of the target amount being earned and vesting if TSR of 8% per annum is achieved during the performance period. PRSUs that do not vest at the end of the performance period will be forfeited.

With respect to the Relative TSR PRSUs, to the extent that our TSR rank is less than or equal to the 25th percentile when compared to the TSR of the members of the peer group, 0% of the target number of Relative TSR PRSUs will vest. To the extent that our TSR rank is in the 50th percentile, 100% of the target number of Relative TSR PRSUs will vest, and to the extent that our TSR rank is greater than or equal to the 80th percentile, 200% of the target number of Relative TSR PRSUs will vest. PRSUs that do not vest at the end of the performance period will be forfeited.
Dividend equivalents will not be paid in respect of the PRSUs during the performance period. Rather, dividend equivalents will accrue with respect to the PRSUs during the performance period, and to the extent that the underlying PRSUs vest, an amount equal to the accrued dividend equivalents related to the vested PRSUs will be paid to the Named Executive Officer in the form of additional shares of Common Stock based on the closing price of the Common Stock on the vesting date.
The PRSUs will be settled in an equivalent number of shares of our Common Stock within 30 days following the vesting date.
(6)
In accordance with the terms of the applicable award agreements, the Restricted Shares were fully vested upon the date of grant. However, such shares are prohibited from being sold or otherwise transferred by the Named Executive Officer (except for the surrender of shares to satisfy tax and other withholding obligations) until the third anniversary of the grant date.

Information regarding the vesting of the awards set forth in the table above upon termination of employment or change in control of MFA can be found under “Potential Payments upon Termination of Employment or Change in Control” on pages 56 to 60 of this Proxy Statement.

Outstanding Equity Awards
The following table summarizes all outstanding equity awards held by the Named Executive Officers on December 31, 2019:
Outstanding Equity Awards at Fiscal 2019 Year End
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
C. L. Knutson	82,500(2)	631,125	—	—
	—	—	122,500(4)	937,125
	82,500(3)	631,125	—	—
	—	—	122,500(5)	937,125
G. Kristjansson	30,000(2)	229,500	—	—
	—	—	45,000(4)	344,250
	30,000(3)	229,500	—	—
	—	—	45,000(5)	344,250
B. Wulfsohn	30,000(2)	229,500	—	—
	—	—	45,000(4)	344,250
	30,000(3)	229,500	—	—
	—	—	45,000(5)	344,250
S. Yadav	16,000(2)	122,400	—	—
	—	—	24,000(4)	183,600
	16,000(3)	122,400	—	—
	—	—	24,000(5)	183,600
S. D. Yarad	12,000(2)	91,800	—	—
	—	—	18,000(4)	137,700
	12,000(3)	91,800	—	—
	—	—	18,000(5)	137,700

(1)
For purposes of this table, the market value of the unvested RSUs is deemed to be $7.65 per share, the closing price of the Company’s Common Stock on December 31, 2019.

(2)
In accordance with the terms of the applicable award agreements, dated March 28, 2018, these TRSU awards “cliff” vest on December 31, 2020, assuming continued employment with us through such date (subject to earlier vesting in the event of termination of employment under certain circumstances). These TRSUs provide for the current payment of dividend equivalents in cash (to the extent dividends are paid in respect of the Common Stock) during the vesting period.

(3)
In accordance with the terms of the applicable award agreements, dated February 1, 2019, these TRSU awards “cliff” vest on December 31, 2021, assuming continued employment with us through such date (subject to earlier vesting in the event of termination of employment under certain circumstances). These TRSUs provide for the current payment of dividend equivalents in cash (to the extent dividends are paid in respect of the Common Stock) during the vesting period.

(4)
In accordance with the terms of the applicable award agreements, dated March 28, 2018, these PRSU awards “cliff” vest on December 31, 2020, assuming continued employment with us through such date

(except in the event of termination of employment under certain circumstances). The number of PRSUs to ultimately vest is subject to the level of TSR achieved in respect of the Common Stock for the three-year period from January 1, 2018, to December 31, 2020. The number of units reported reflects the number of PRSUs that will vest assuming “target” level TSR performance (both on an absolute basis and relative to a designated group of peer companies) is achieved. Dividend equivalents will not be paid during the performance period, but rather will accrue during such period and will be paid out at the end of the performance period in the form of additional shares of Common Stock based on the number of PRSUs to ultimately vest.
(5)
In accordance with the terms of the applicable award agreements, dated February 1, 2019, these PRSU awards “cliff” vest on December 31, 2021, assuming continued employment with us through such date (except in the event of termination of employment under certain circumstances). The number of PRSUs to ultimately vest is subject to the level of TSR achieved in respect of the Common Stock for the three-year period from January 1, 2019, to December 31, 2021. The number of units reported reflects the number of PRSUs that will vest assuming “target” level TSR performance (both on an absolute basis and relative to a designated group of peer companies) is achieved. Dividend equivalents will not be paid during the performance period, but rather will accrue during such period and will be paid out at the end of the performance period in the form of additional shares of Common Stock based on the number of PRSUs to ultimately vest.

Options Exercised and Stock Vested in 2019
The following table summarizes certain information regarding options exercised and stock awards vested with respect to the Named Executive Officers during the year ended December 31, 2019.
	Option Exercises and Stock Vested in 2019
	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
C. L. Knutson	—	—	395,888	3,057,019
G. Kristjansson	—	—	121,507	940,344
B. Wulfsohn	—	—	121,507	940,344
S. Yadav	—	—	78,741	606,924
S. D. Yarad	—	—	43,282	332,786

(1)
Vested awards include (i) Common Stock awarded in December 2019 as a component of each Named Executive Officer’s 2019 bonus, (ii) TRSUs and PRSUs granted in January 2017, which vested in December 2019 (and which were settled in the form of Common Stock in January 2020), and (iii) accrued dividend equivalents in respect of the vested PRSUs referred to in the preceding clause, which vested in December 2019 (and which were settled in the form of Common Stock in January 2020).

(2)
Amount is determined by reference to the closing price per share of our Common Stock on the date on which the applicable shares of Common Stock, TRSUs or PRSUs vested.

Deferred Plans
On December 19, 2002, the Board adopted the Senior Officers Plan, which is intended to provide our executive officers with an opportunity to defer up to 100% of certain compensation, as delineated in the Senior Officers Plan. Under the Senior Officers Plan, amounts deferred are considered to be converted into “stock units,” which do not represent our capital stock, but rather the right to receive a cash payment equal to the fair market value of an equivalent number of shares of Common Stock. Deferred amounts (and the resultant stock units), together with any cash dividend equivalents credited to outstanding stock units, increase or decrease in value as would an equivalent number of shares of Common Stock and are settled in cash at the termination of the deferral period, based on the value of the stock units at that time. The Senior Officers Plan is a non-qualified plan under the Employee Retirement Income Security Act of 1974, as amended, and is not funded. Prior to the time that the deferred accounts are settled, participants are unsecured creditors of MFA. At present, none of our executive officers have any amounts deferred under the Senior Officers Plan.
Pension Benefits
The Named Executive Officers received no benefits in 2019 from us under defined benefit pension plans. Our only retirement plan in which the Named Executive Officers were eligible to participate, apart from the Senior Officers Plan, is the 401(k) Plan.
Employment Contracts
We have employment agreements with the following Named Executive Officers: Craig L. Knutson, Gudmundur Kristjansson, Bryan Wulfsohn and Sunil Yadav. As described below, these employment agreements provide Messrs. Knutson, Kristjansson, Wulfsohn and Yadav with, among other things, base salary, bonus and certain payments at, following and/or in connection with certain terminations of employment.
Craig L. Knutson, Gudmundur Kristjansson and Bryan Wulfsohn.   On November 26, 2019, we entered into a new employment agreement (the “Knutson Employment Agreement”) with Mr. Knutson, effective as of January 1, 2020. Also on November 26, 2019, we entered into a new employment agreements with each of Mr. Kristjansson and Mr. Wulfsohn, which also became effective as of January 1, 2020 (the “Kristjansson/Wulfsohn Employment Agreements”). Set forth below is a summary of the material terms and conditions of the Knutson Employment Agreement and the Kristjansson/Wulfsohn Employment Agreements. We filed a complete copy of the Knutson Employment Agreement and complete copies of the Kristjansson/Wulfsohn Employment Agreements with the SEC on November 27, 2019. The description of the principal terms of the Knutson Employment Agreement and the Kristjansson/Wulfsohn Employment Agreements relates to such executives’ employment agreements that went into effect on January 1, 2020, and any compensation described below that is payable to them and our other Named Executive Officers pursuant to the arrangements summarized below will be reported in future proxy statements. The compensation discussed in “Compensation Discussion and Analysis” and reported in the Summary Compensation Table and other tables of this Proxy Statement for our Named Executive Officers relates to compensation that was payable to such officers under their employment arrangements for 2019.
Term
The Knutson Employment Agreement has a fixed term running through December 31, 2022, and the Kristjansson/Wulfsohn Employment Agreements each have a fixed term running through December 31, 2021.
Base Salary
The Knutson Employment Agreement provides for Mr. Knutson to receive a base salary of $800,000 per annum. The Kristjansson/Wulfsohn Employment Agreements provide for each executive to receive a base salary of $400,000 per annum.
Annual Performance-Based Bonus
The Knutson Employment Agreement and the Kristjansson/Wulfsohn Employment Agreements provide that each executive is eligible to receive an annual performance-based bonus (the “Annual Bonus”) based on the Company’s and each executive’s individual performance during each of the 12-month periods beginning on December 1, 2019, 2020 and 2021 in the case of Mr. Knutson (December 1, 2019 and 2020 in the case of Mr. Kristjansson and Mr. Wulfsohn) and ending on November 30th of the next succeeding year (each 12-month period being a “Performance Period”). Pursuant to the terms of employment agreement, Mr. Knutson’s target annual bonus (the “Overall Target Bonus”) during each Performance Period is $2,200,000 and each of Mr. Kristjansson’s and Mr. Wulfsohn’s Overall Target Bonus during each Performance Period is $950,000.

The employment agreements provide that each executive’s Annual Bonus is comprised of two components. In the case of each executive (i) a portion of his Annual Bonus is payable based on Adjusted ROAE during the applicable Performance Period (i.e., the ROAE Bonus) and (ii) a portion of his Annual Bonus is based on the executive’s individual performance and the Company’s performance and risk management (i.e., the IRM Bonus).
ROAE Bonus.   With respect to the ROAE Bonus, for each Performance Period, the target amount of the ROAE Bonus (the “Target ROAE Bonus”) for each executive is equal to 75% of such executive’s Overall Target Bonus. Based on his current Overall Target Bonus, Mr. Knutson’s Target ROAE Bonus is $1,650,000, and Messrs. Kristjansson and Wulfsohn’s Target ROAE Bonus is $712,500. The Employment Agreements provide that each executive is eligible to receive from zero to 200% of his respective Target ROAE Bonus (i.e., up to $3,300,000 in the case of Mr. Knutson and up to $1,425,000 in the case of each of Mr. Kristjansson and Mr. Wulfsohn).
For purposes of determining the ROAE Bonus, Adjusted ROAE is calculated by dividing (i) MFA’s net income as determined in accordance with GAAP (but excluding non-cash, non-operating expense items such as depreciation and amortization expense and, in certain circumstances, gains or losses from hedging instruments) by (ii) MFA’s average stockholders’ equity (based on stockholders’ equity as of the last day of each month during the Performance Period) as determined in accordance with GAAP (but excluding accumulated other comprehensive income or loss, stockholders’ equity attributable to preferred stock and such other items as may be determined by the Compensation Committee of the Board).
The actual amount of ROAE Bonus to be paid to the executive is based on the Adjusted ROAE for the applicable Performance Period relative to a target (the “ROAE Target”) that is the greater of (A) the sum of (i) the average weekly interest rate (the “2-Year Treasury Rate”) on the 2-year U.S. Treasury note and (ii) 400 basis points or (B) 8%; provided that the ROAE Target shall not exceed 10%.
To the extent that MFA’s Adjusted ROAE for a Performance Period is (x) less than the ROAE Target for such Performance Period and (y) less than or equal to the 2-Year Treasury Rate during such Performance Period, then no ROAE Bonus will be paid to the executive (the “Zero Bonus Factor”). To the extent that Adjusted ROAE for a Performance Period is 16% or greater, then the executive will be paid two (2) times his Target ROAE Bonus. To the extent that Adjusted ROAE for a Performance Period is greater than the Zero Bonus Factor but less than 16%, then the executive will, based on a formula more particularly described in each of the Knutson Employment Agreement and the Kristjansson/Wulfsohn Employment Agreements, be paid a multiple of between zero and two (2) times his Target ROAE Bonus, with the executive being paid the Target ROAE Bonus to the extent that Adjusted ROAE for a Performance Period equals the ROAE Target for such Performance Period.
IRM Bonus.   With respect to the IRM Bonus, for each Performance Period the target amount of the IRM Bonus (the “Target IRM Bonus”) for each executive is equal to 25% of such executive’s Overall Target Bonus. Based on his current Overall Target Bonus, Mr. Knutson’s Target IRM Bonus is $550,000, and Messrs. Kristjansson and Wulfsohn’s Target IRM Bonus is $237,500. The Employment Agreements provide that each executive will be eligible to receive from zero to 200% of his Target IRM Bonus (i.e., up to $1,100,000 in the case of Mr. Knutson and up to $475,000 in the case of each of Mr. Kristjansson and Mr. Wulfsohn).
The actual amount of the IRM Bonus to be paid to the executive is determined by the Compensation Committee in its discretion based upon any factors it deems relevant and appropriate, including, without limitation, MFA’s leverage strategy relative to other similarly situated companies as well as relative to its own business plan, MFA’s total stockholder return (both on an absolute basis, as well as relative to relevant indices and other similarly situated companies), overall management of risk and asset selection in generating our returns and the executive’s individual performance.
Form of Payment of Bonus.   Under the terms of each of the employment agreements, payment of Mr. Knutson’s Annual Bonus is made in cash up to an amount equal to his then-current base salary, and Mr. Kristjansson and Mr. Wulfsohn’s Annual Bonuses are paid in cash up to $500,000. To the extent that the amount of Mr. Knutson’s Annual Bonus is greater than his then-current annual base salary and Mr. Kristjansson and Mr. Wulfsohn’s Annual Bonuses are greater than $500,000, 50% of such excess amount is paid in cash and 50% is paid in the form of fully-vested shares of MFA Common Stock that will be restricted from sale or transfer for the three-year period following its grant, or, if earlier, until a “change in control” of MFA (as such term is defined in the employment agreements).
Equity Awards (LTIAs)
Under his employment agreement, Mr. Knutson is entitled to receive annual grants of RSUs, consisting of TRSUs the number of which is determined based on the quotient of $1,100,000 divided by the 20-Day Average Price and a “target” amount of PRSUs the number of which is determined based on the quotient of $1,900,000 divided by 85% of the 20-Day Average Price in each of 2020, 2021 and 2022. Similarly, under their respective employment agreements, each of Mr. Kristjansson and Mr. Wulfsohn is entitled to receive annual grants of RSUs, consisting of TRSUs the number of which is determined based on the quotient of $380,000 divided by the 20-Day Average Price and a “target” amount of PRSUs, the number of which is determined based on the quotient of $570,000 divided by 85% of the 20-Day Average Price in each of 2020 and 2021.
TRSUs.   Subject to exceptions in certain circumstances described below in “Potential Payments upon Termination of Employment or Change in Control,” each grant of TRSUs to be granted to Messrs. Knutson, Kristjansson and Wulfsohn will vest on the third December 31st to occur following the date of grant, subject to the executive’s continued employment with the Company. In addition, subject to exceptions in certain circumstances described below (see “Potential Payments upon Termination of Employment or Change in Control”), unvested TRSUs will be forfeited as of the date of the executive’s termination of employment with the Company. Upon vesting, each executive will receive one share of MFA Common Stock for each TRSU that vests. To the extent that dividends are paid on MFA Common Stock during the period in which the TRSUs are outstanding, each executive will receive dividend equivalents payable in cash in respect of the outstanding TRSUs.
PRSUs.   Of the target amount of PRSUs to be granted annually to Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn under their respective employment agreements, one-half of such target amount will vest based on the Company’s level of absolute TSR during the applicable performance period and one-half of such target amount will vest based on the Company’s level of TSR during the applicable performance period relative to the TSR of a peer group of companies designated by the Compensation Committee at the time of each grant. (The PRSUs that vest based on the Company’s level of absolute TSR are hereinafter referred to as the “Absolute TSR PRSUs,” and the PRSUs that vest based on the Company’s level of relative TSR are hereinafter referred to as the “Relative TSR PRSUs.”) Subject to certain exceptions described below in “Potential Payments upon Termination of Employment and Change in Control,” each grant of PRSUs to be granted to the executives will vest on the last day of the applicable performance period, subject to the level of performance achieved and the executive’s continued employment with the Company.
With respect to the Absolute TSR PRSUs, the actual number of Absolute TSR PRSUs that will vest will be based on the level of the Company’s cumulative TSR (i.e., share price appreciation or depreciation, as the case may be, plus dividends divided by initial share price) relative to an 8% per annum simple TSR (assuming no reinvestment of dividends) for the three-year performance period beginning on January 1st of the year of grant (e.g., the performance period for the PRSUs granted in 2020 is January 1, 2020 through December 31, 2022). To determine the actual number of Absolute TSR PRSUs that will vest, the target amount of each grant of Absolute TSR PRSUs will be adjusted up or down at the end of the applicable three-year performance period based on the Company’s cumulative TSR relative to an 8% per annum simple TSR objective from 0% of the target amount (reflecting 0% per annum TSR during the performance period) to 200% of the target amount (reflecting 16% per annum (or higher) TSR during the performance period), with 100% of the target amount vesting if TSR of 8% per annum is achieved during the performance period.
With respect to the Relative TSR PRSUs, the actual number of Relative TSR PRSUs that will vest will be based on the Company’s cumulative TSR during the applicable three-year performance period (beginning on January 1st of the year of grant) as compared to the cumulative TSR of designated peer group companies for such performance period. To the extent that the Company’s TSR rank is less than or equal to the 25th percentile when compared to the TSR of the members of the peer group, the executive will vest in 0% of the target number of Relative TSR PRSUs awarded to him in respect of the applicable performance period. To the extent that the Company’s TSR rank is in the 50th percentile, the executive will vest in 100% of the target number of Relative TSR PRSUs awarded to him in respect of the applicable performance period. To the extent that the Company’s TSR rank is greater than or equal to the 80th percentile, the executive will vest in 200% of the target number of Relative TSR PRSUs awarded to him in respect of the applicable performance period. (To the extent that the Company’s TSR ranking falls in between the percentiles identified in the preceding sentences, the number of Relative TSR PRSUs that vest will be interpolated.)
PRSUs that do not vest at the end of an applicable performance period will be forfeited. Upon vesting, the executive will receive one share of MFA Common Stock for each PRSU that vests.
Dividend equivalents will not be paid in respect of the PRSUs during the performance period. Rather, dividend equivalents will accrue with respect to the PRSUs during the performance period, and to the extent that the underlying PRSUs vest, an amount equal to the accrued dividend equivalents related to the vested PRSUs will be paid to the executive in the form of additional shares of MFA Common Stock based on the closing price of MFA Common Stock on the vesting date.
Notice of Resignation by Executive/Termination by Company
Each executive must provide 90 days’ notice prior to his resignation, and the Company must provide 90 days’ notice prior to any termination by the Company without cause (in either case, except upon termination in connection with a change in control). During this period, the executive will continue to receive base salary and benefits, but will be ineligible to receive an Annual Bonus for any Performance Period that was not completed as of the beginning of the 90-day period.
Termination upon Expiration of Employment Agreement
In addition to amounts payable to Mr. Knutson under the scenarios described above, in the event his employment is terminated upon expiration of his employment agreement on December 31, 2022, he would be entitled to receive six months’ base salary ($400,000). In addition, Mr. Knutson would be entitled to immediate vesting of a pro rata portion of any unvested TRSUs as of the expiration of his employment agreement and pro rata vesting of outstanding PRSUs, subject to the achievement of applicable performance goals measured through the end of the applicable performance period. Also in such circumstances, Mr. Knutson would be entitled to any unpaid annual bonus for the performance period ending December 31, 2022, and would be able to continue to participate, at MFA’s expense, in MFA’s health insurance following his termination for the six-month period following termination.
In the event the employment of Mr. Kristjansson or Mr. Wulfsohn is terminated by the Company upon the expiration of his Kristjansson/Wulfsohn Employment Agreements under circumstances that do not constitute cause, then he will be entitled to (i) continued payments of base salary during the nine (9)-month period following termination, (ii) reimbursement of health insurance premiums for the Executive and his eligible dependents during the nine (9)-month period following termination, (iii) immediate vesting of all outstanding unvested time-based equity-based awards, (iv) vesting of performance-based equity awards in the amount, if any, ultimately payable in respect of such awards (without proration) and (v) any unpaid Annual Bonus for the Performance Period ending November 30, 2021 (with respect to which the IRM Bonus to be paid to the Executive for such Performance Period shall not be less than the Target IRM Bonus).
Other Terms and Provisions
Each Mr. Knutson’s, Mr. Kristjansson’s and Mr. Wulfsohn’s respective employment agreement provides that if any payments or benefits provided to the executive would constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and would be subject to the excise tax imposed under Section 4999 of the Code, the payments or benefits will be reduced by the amount required to avoid the excise tax, if such reduction would give the executive a better after-tax result than if he received the full payments and benefits and paid the excise tax.
Sunil Yadav. We entered into an employment agreement with Mr. Yadav on March 1, 2010, and amended such agreement on February 9, 2015. We filed a complete copy of Mr. Yadav’s employment agreement (including the amendment thereto) with the SEC on February 12, 2015.

Term
As amended, Mr. Yadav’s employment agreement had a fixed term running through December 31, 2019, provided that the agreement renews each year for an additional one-year period unless either MFA or Mr. Yadav gives the other party notice of its or his intent not to renew the agreement not less than 90 days prior to the end of the term (or any renewal term). Neither the Company nor Mr. Yadav delivered a notice of intent not to renew at least 90 days prior to December 31, 2019. Accordingly, Mr. Yadav’s employment agreement currently remains in effect until December 31, 2020 (subject to any further renewal).
Base Salary
Mr. Yadav’s employment agreement provides for a base salary of $300,000 per annum.
Annual Performance-Based Bonus
Mr. Yadav is eligible to receive an annual performance bonus in such amount as approved by the Compensation Committee or the Board in its discretion upon the recommendation of our CEO.
Garden Leave
Under the terms of his employment agreement, in the event that Mr. Yadav resigns from his employment with MFA, we have the right to require him to refrain from working for another firm or entity in the same business as ours for a period of 90 days after the his resignation (during which period he will continue to be entitled to receive his base salary and other contractual benefits).
Stephen D. Yarad.   Mr. Yarad’s employment is not governed by an employment agreement, and consequently, Mr. Yarad is an “at will” employee. For 2020, Mr. Yarad is being paid a base salary of $475,000. Mr. Yarad’s annual performance bonus is determined in the discretion of the Compensation Committee, in consultation with our CEO. Mr. Yarad’s terms of employment do not provide for any payments upon the termination of his employment or a change in control involving MFA (except, in the case of equity-based awards, as may be provided in the award agreements governing such awards).
*****
Each of the employment agreements of Messrs. Knutson, Kristjansson, Wulfsohn and Yadav includes limitations on (a) providing services to, or acquiring certain interests in, other mortgage REITs and (b) soliciting our employees, in either case without our consent, for a period of time following a termination of employment and require each executive to maintain the confidentiality of our confidential and proprietary information. Mr. Yarad’s terms of employment prohibits him from soliciting our employees without our consent for a period of time following a termination of employment and require him to maintain the confidentiality of our confidential and proprietary information.
Potential Payments upon Termination of Employment or Change in Control (CIC)
The tables below show certain potential payments that would have been made to a Named Executive Officer under his then-current employment agreement or award agreement(s) assuming such person’s employment had terminated at the close of business on December 31, 2019, under various scenarios, including a change in control. In the case of Mr. Yadav, the table assumes that neither the Company nor he, as the case may be, gave notice of its or his intention not to renew the executive’s employment agreement with the Company for 2020.
The tables include only the value of the incremental amounts payable to the Named Executive Officer arising from the applicable scenario and do not include the value of vested or earned, but unpaid, amounts owed to the applicable Named Executive Officer as of December 31, 2019 (including, for example, any annual bonus earned but not yet paid as of such date, dividend equivalents relating to dividends declared but not paid as of such date, vested but not settled TRSUs or PRSUs, or the employer 401(k) match of $11,200 for the Named Executive Officers).
The footnotes to the tables describe the assumptions used in estimating the amounts shown in the tables.

As used below, the terms “Cause,” “Change in Control,” “Disability,” and “Good Reason” shall have the respective meanings set forth in the applicable employment agreement, each of which has been filed with the SEC, or award agreement(s), forms of which have been filed with the SEC.
Because the payments to be made to a Named Executive Officer depend on several factors, the actual amounts to be paid out upon a Named Executive Officer’s termination of employment can only be determined at the time of the executive’s separation from the Company.
Potential Payments upon Termination of Employment/CIC: C. L. Knutson
	Death (a)	Disability (a)	Termination Without Cause/ Resignation for Good Reason (b)	Termination for Cause/ Voluntary Resignation (c)	Change in Control (d)
Incremental Benefits Due to Termination Event
Severance/Payment to Representative or Estate	$3,589,657	$3,589,657	$7,179,315	$175,000	$7,179,315
Value of Accelerated Equity Awards(1)	3,463,500	3,463,500	1,893,694	—	3,463,500
Deferred Compensation	—	—	—	—	—
Other Benefits	—	70,893	—	11,816	70,893
Total Value of Incremental Benefits	$7,053,157	$7,124,050	$9,073,009	$186,816	$10,713,708
Potential Payments upon Termination of Employment/CIC: G. Kristjansson
	Death (a)	Disability (a)	Termination Without Cause/ Resignation for Good Reason (b)	Termination for Cause/ Voluntary Resignation (c)	Change in Control (d)
Incremental Benefits Due to Termination Event
Severance/Payment to Representative or Estate	$1,459,033	$1,459,033	$1,459,033	$87,500	$2,188,549
Value of Accelerated Equity Awards(1)	1,267,500	1,267,500	693,240	—	1,276,500
Deferred Compensation	—	—	—	—	—
Other Benefits	—	70,893	—	11,816	70,893
Total Value of Incremental Benefits	$2,726,533	$2,797,426	$2,152,273	$99,316	$3,526,942
Potential Payments upon Termination of Employment/CIC: B. Wulfsohn
	Death (a)	Disability (a)	Termination Without Cause/ Resignation for Good Reason (b)	Termination for Cause/ Voluntary Resignation (c)	Change in Control (d)
Incremental Benefits Due to Termination Event
Severance/Payment to Representative or Estate	$1,459,033	$1,459,033	$1,459,033	$87,500	$2,188,549
Value of Accelerated Equity Awards(1)	1,267,500	1,267,500	693,240	—	1,276,500
Deferred Compensation	—	—	—	—	—
Other Benefits	—	70,893	—	11,816	70,893
Total Value of Incremental Benefits	$2,726,533	$2,797,426	$2,152,273	$99,316	$3,526,942

Potential Payments upon Termination of Employment/CIC: S. Yadav
	Death (a)	Disability (a)	Termination Without Cause/ Resignation for Good Reason (b)	Termination for Cause/ Voluntary Resignation (c)	Change in Control (d)
Incremental Benefits Due to Termination Event
Severance/Payment to Representative or Estate	$1,024,106	$1,024,106	$1,024,106	$75,000	$1,024,106
Value of Accelerated Equity Awards(1)	676,000	676,000	495,328	—	676,000
Deferred Compensation	—	—	—	—	—
Other Benefits	—	—	—	11,816	—
Total Value of Incremental Benefits	$1,700,106	$1,700,106	$1,519,434	$86,816	$1,700,106
Potential Payments upon Termination of Employment/CIC: S. D. Yarad
	Death (a)	Disability (a)	Termination Without Cause/ Resignation for Good Reason (b)	Termination for Cause/ Voluntary Resignation (c)	Change in Control (d)
Incremental Benefits Due to Termination Event
Severance/Payment to Representative or Estate	—	—	—	—	—
Value of Accelerated Equity Awards(1)	$507,000	$507,000	—	—	$507,000
Deferred Compensation	—	—	—	—	—
Other Benefits	—	—	—	—	—
Total Value of Incremental Benefits	$507,000	$507,000	—	—	$507,000

(1)
Value of Accelerated Equity Awards.   For purposes of these tables, values for restricted shares, TRSUs and PRSUs are based on $7.65 per share, the closing price of our stock on December 31, 2019. For purposes of these tables, we have assumed that “target” performance metrics with respect to the PRSUs have been achieved.

(a) Death and Disability
The following incremental benefits would be paid to a Named Executive Officer or his estate or legal representative in the event of his death or Disability:
(i) Severance/Payment to Representative or Estate:   For Messrs. Knutson, Kristjansson, Wulfsohn and Yadav, a payment equal to 100% of the sum of his (a) base salary and (b) the average of the annual bonuses paid to him for the three years prior to termination (the “Three Year Average Bonus”).
(ii) Value of Accelerated Equity Awards:   For Messrs. Knutson, Kristjansson and Wulfsohn, amounts represent the aggregate value resulting from the (i) immediate full vesting of all outstanding restricted shares of Common Stock that would have otherwise vested within 12 months from the date of the executive’s termination (and the payment of all dividends, including accrued dividends, on such shares), (ii) immediate full vesting and settlement of all outstanding TRSUs (and any unpaid dividend equivalents in respect thereof) and (iii) full vesting of outstanding PRSUs as though the executive had remained employed through the end of the applicable performance period, subject to the achievement of applicable performance goals measured through the end of the applicable performance period (including the value of any shares issued in respect of dividends accrued in respect thereof during the applicable performance period).
For Messrs. Yadav and Yarad, represents the aggregate value resulting from the (i) immediate full vesting and settlement of all outstanding TRSUs (and any unpaid dividend equivalents in respect thereof) and (ii) full vesting of outstanding PRSUs as though the executive had remained employed through the end of the applicable performance period, subject to the achievement of applicable performance goals measured through the end of the applicable performance period (including the value of any shares issued in respect of dividends accrued in respect thereof during the applicable performance period).

For purposes of the above tables, we have assumed that the “target” performance metric with respect to outstanding PRSUs has been achieved.
(iii) Other Benefits:   For Messrs. Knutson, Kristjansson and Wulfsohn, in the event of Disability only, the continued participation, at MFA’s expense, in MFA’s health insurance for himself and his eligible dependents for the 18-month period following the executive’s termination.
(b) Termination Without Cause/Resignation for Good Reason
The following incremental benefits would be paid to a Named Executive Officer in the event he is terminated without Cause not in connection with a Change in Control or resigns for Good Reason, in either event, not in connection with a Change in Control:
(i) Severance:   For Mr. Knutson, a payment equal to 200% of the sum of (a) his base salary and (b) the Three Year Average Bonus. For Messrs. Kristjansson and Wulfsohn, a payment equal to 100% of the sum of (a) his base salary and (b) the Three Year Average Bonus and for Mr. Yadav, a payment equal to 100% of the sum of (a) his base salary and (b) the Three Year Average Bonus.
(ii) Value of Accelerated Equity Awards:   For Messrs. Knutson, Kristjansson and Wulfsohn, amounts represent the aggregate value resulting from the (i) immediate full vesting of all outstanding time-based equity-based awards that would have otherwise vested within 12 months from the date of the executive’s termination and (ii) pro rata vesting of outstanding PRSUs, subject to the achievement of applicable performance goals measured through the end of the applicable performance period.
For Mr. Yadav, amount represents the aggregate value resulting from the (i) immediate full vesting of all outstanding restricted shares of Common Stock (and the payment of all dividends, including accrued dividends, on such shares), (ii) immediate full vesting and settlement of all outstanding TRSUs and (iii) pro rata vesting of outstanding PRSUs, subject to the achievement of applicable performance goals measured through the end of the applicable performance period.
For purposes of the above tables, we have assumed that the “target” performance metric with respect to outstanding PRSUs has been achieved and a pro rata portion of the “target” number of PRSUs would vest.
(c) Termination for Cause/Voluntary Resignation
The following incremental benefits would be paid to Mr. Knutson in the event he is terminated for Cause or resigns without Good Reason and to Mr. Kristjansson, Mr. Wulfsohn or Mr. Yadav in the event he resigns without Good Reason:
(i) Severance:   Three months’ base salary pursuant to the “Garden Leave” provisions set forth in the employment agreement.
(ii) Other Benefits:   Three months’ continued participation, at our expense, in MFA’s health insurance pursuant to the “Garden Leave” provisions set forth in the applicable executive’s employment agreement.
(d) Termination/Resignation upon Change in Control
The following incremental benefits would be paid to a Named Executive Officer in the event he resigns or is terminated under certain circumstances in connection with a Change in Control:
“Double Trigger.”   For each of Messrs. Knutson, Kristjansson, Wulfsohn, Yadav and Yarad, benefits would be payable only in the event the executive’s employment is terminated by MFA (other than for Cause), or he resigns for Good Reason, within 12 months following a Change in Control.
(i) Severance:   For Mr. Knutson, 200% of the sum of his (a) base salary and (b) Three Year Average Bonus. For Mr. Kristjansson and Mr. Wulfsohn, 150% of the sum of his (a) base salary and (b) Three Year Average Bonus. For Mr. Yadav, 100% of the sum of his (a) base salary and (b) Three Year Average Bonus.
(ii) Value of Accelerated Equity Awards:   Amounts represent the aggregate value resulting from the immediate full vesting of all outstanding equity-based awards (assuming the achievement of “target” performance in the case of outstanding PRSUs) (and the payment of all dividends and dividend equivalents, including accrued dividends and dividend equivalents, on such awards).

(iii) Other Benefits:   For Mr. Knutson, Mr. Kristjansson and Mr. Wulfsohn, the continued participation, at MFA’s expense, in MFA’s health insurance plan for himself and his eligible dependents for the 18-month period following the executive’s termination.
Pay Ratio Disclosure
The annual total compensation of our CEO for the year ended December 31, 2019, as reported in the Summary Compensation Table included in this Proxy Statement, was $5,351,445. The median of the annual total compensation of all employees, excluding our CEO, for fiscal year 2019 was $206,500. As a result, we estimate that the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee for fiscal year 2019 was 25.9 to 1.
We identified the median employee by annual total compensation, for all employees excluding our CEO, as of December 31, 2019. We calculated annual total compensation for such employee using the same methodology used for calculating the annual total compensation of our named executive officers as set forth in the Summary Compensation Table.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table presents certain information with respect to our Existing Plan under which our Common Stock may be issued to employees or non-employees (such as directors) as of December 31, 2019, which was approved by our stockholders. Our stockholders have approved all of our equity compensation plans.
Award(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column of this table)
Stock Options	-0-	N/A
Restricted Stock Units (RSUs)	2,680,931	N/A(2)
Total	2,680,931	N/A(2)	3,440,471(3)

(1)
All equity-based compensation is granted pursuant to plans that have been approved by our stockholders.

(2)
RSUs include unvested TRSUs and PRSUs and vested but not settled RSUs, TRSUs and PRSUs. A weighted average exercise price is not applicable for our RSUs, as such equity awards result in the issuance of shares of our Common Stock provided that such awards vest and, as such, do not have an exercise price. As of December 31, 2019, 1,250,931 RSUs were vested, 570,000 RSUs were subject to time-based vesting and 860,000 RSUs will vest subject to achieving a market condition based on total stockholder return as measured on an absolute basis and relative to the TSR of a group of peer companies.

(3)
Number of securities remaining available for future issuance under equity compensation plans excludes RSUs presented in the table, which were granted prior to December 31, 2019, and remained outstanding at such date. In addition, the number of securities remaining available for issuance does not reflect 441,539 TRSUs and 763,174 PRSUs, which were granted after December 31, 2019.

3. ADVISORY (NON-BINDING) RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, and in accordance with the Board’s determination, based on the recommendation of the Compensation Committee, we are seeking an advisory (non-binding) vote on the compensation of our Named Executive Officers (as defined in “Compensation Discussion and Analysis” of this Proxy Statement) as disclosed on pages 23 to 51 of this Proxy Statement. Stockholders are being asked to vote on the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders of MFA Financial, Inc. approve, on an advisory basis, the compensation of MFA’s Named Executive Officers as disclosed in the Proxy Statement for the 2020 Annual Meeting, including the Compensation Discussion and Analysis, Summary Compensation Table and other related tables and disclosures.”
This proposal, commonly known as a Say-on-Pay proposal, gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the principles, policies and practices described in this Proxy Statement. As this is an advisory vote, the result will not be binding on the Company, the Board or the Compensation Committee, although the Compensation Committee will consider the outcome of the vote when evaluating our compensation principles, program design and practices.
You are encouraged to consider the description of the Compensation Committee’s executive compensation philosophy and its decisions in the “Compensation Discussion and Analysis” section of this Proxy Statement.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADVISORY (NON-BINDING) RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS DISCLOSED IN THIS PROXY STATEMENT.
4. APPROVAL OF THE MFA FINANCIAL, INC. EQUITY COMPENSATION PLAN, AS AMENDED AND RESTATED
We currently maintain the Existing Plan, which was originally effective as of May 20, 2010, and most recently amended and restated, effective May 21, 2015. In April 2020, the Board adopted, subject to stockholder approval, the Amended Plan, which is an amendment and restatement of the Existing Plan.
Principal Changes
Stockholder approval of the Amended Plan is being sought in order to (1) authorize additional shares, (2) meet New York Stock Exchange listing requirements, (3) allow for incentive stock options to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and (4) extend the term of the Existing Plan. If our stockholders do not approve the Amended Plan, the Existing Plan will remain in effect according to its terms.
The principal changes made by the Amended Plan are to:
1.
Increase the number of shares of our Company common stock (“Common Stock”) reserved for issuance, so that the number of shares reserved for issuance under the Amended Plan, on or after June 10, 2020 (the “Effective Date”), is 18,000,000, which is equal to the sum of (i) the number of shares subject to outstanding grants under the Existing Plan as of March 27, 2020, assuming target performance of performance-based grants (3,149,758 shares), (ii) 1,972,259 shares remaining available for grant under the Existing Plan (assuming target performance of performance-based grants) and (iii) 12,877,983 additional shares of Common Stock to be made available for grants, subject to adjustments as described in the Amended Plan. Accordingly, the increase represents an additional 12,877,983 shares over the number of shares currently available for grants under the Existing Plan.

2.
Revise the grant limits under the Amended Plan, including:

•
To increase the aggregate maximum number of shares of Common Stock that may be subject to grants of stock options and stock appreciation rights made to any employee under the Amended Plan during any calendar year to 2,000,000 shares, subject to adjustments as described in the Amended Plan;

•
To provide that the aggregate maximum number of shares of Common Stock that may be subject to grants of restricted stock, phantom shares and other equity-based grants (other than stock options and stock appreciation rights) made to any employee under the Amended Plan during any calendar year (without regard to whether such grants vest based on time or achievement of performance goals) is 2,000,000 shares, subject to adjustments as described in the Amended Plan; and
•
To limit the maximum grant date value of shares of Common Stock subject to grants made to any non-employee director under the Amended Plan during any calendar year, plus any cash fees payable to such non-employee director for services rendered during the calendar year, to $600,000.

3.
Remove the ability to grant cash awards under the Amended Plan.

4.
Reflect changes to Section 162(m) of the Code made by the Tax Cut and Jobs Act enacted in December 2017, which generally eliminated the performance-based compensation exception under Section 162(m) of the Code.

5.
Extend the term of the Existing Plan from May 20, 2025, to June 9, 2030.

6.
Make corresponding and appropriate clarifying changes and updates.

Awards granted under the Existing Plan prior to the Effective Date will continue to be governed by the terms of the Existing Plan in effect prior to the Effective Date, without giving effect to the amendments described above.
Determination of Shares to be Available for Issuance
As of March 27, 2020, the number of shares subject to outstanding grants under the Existing Plan was 3,149,758 shares and 1,972,259 shares remain available for grant under the Existing Plan (assuming target performance of performance-based grants). If this Proposal is approved by our stockholders at the Annual Meeting, subject to adjustments set forth in the Amended Plan, the maximum aggregate number of shares of Common Stock that may be issued under the Amended Plan on or after the Effective Date is 18,000,000, which is calculated as follows:
•
3,149,758 shares of Common Stock, which is the number of shares subject to outstanding grants under the Existing Plan as of March 27, 2020 (assuming target performance of outstanding performance-based grants), plus

•
1,972,259 shares of Common Stock, which is the number of shares of Common Stock that remained available for grants under the Existing Plan as of March 27, 2020 (assuming target performance of outstanding performance-based grants), plus

•
an additional 12,877,983 shares of Common Stock over the number of shares currently available for grants under the Existing Plan.

Grants made after the date of this Proxy Statement, but prior to the Annual Meeting will increase the number of shares subject to outstanding grant and consequently reduce the number of shares remaining available for grant under the Existing Plan; however, any such grants are not expected to be material in amount, either individually or in the aggregate. In addition, shares of Common Stock subject to outstanding grants under the Existing Plan as of March 27, 2020, which are forfeited, expire or terminate without having been exercised or paid in shares of Common Stock may be returned to the Amended Plan and issued pursuant to grants made under the Amended Plan. The Board believes that the requested increase in the maximum number of shares that may be issued under the Existing Plan will ensure that we continue to have a sufficient number of shares with which to achieve our compensation strategy and allow for growth.
When deciding on the number of shares to be available for grants under the Amended Plan, the Compensation Committee considered a number of factors, including the number of shares currently available under the Existing Plan, our past share usage (“burn rate”), the number of shares needed for future grants, the Amended Plan’s prohibition on recycling shares withheld for tax purposes, a dilution analysis, the current and future accounting expenses associated with our equity award practices and input from an outside consultant.

Dilution Analysis
As of March 27, 2020, our capital structure consisted of 453,115,673 shares of Common Stock outstanding and 19,000,000 shares of preferred stock outstanding. 1,972,259 shares of Common Stock remained available for grants under the Existing Plan as of March 27, 2020 (assuming target performance of outstanding performance-based grants). The proposed share authorization is a request for 12,877,983 additional shares of Common Stock to be available for grants made under the Amended Plan. The table below shows our potential dilution (referred to as “overhang”) levels, based on our “Total Potential Overhang,” which includes our request for 12,877,983 additional shares of Common Stock to be available for grants made under the Amended Plan, and our “Fully Diluted Shares of Common Stock.” The additional 12,877,983 shares represent approximately 2.8% of our Fully Diluted Shares of Common Stock, as described in the table below. The Board believes that the increase in the number of shares of Common Stock under the Amended Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity grants. Equity grants are an important component of our overall compensation program for our executive officers and other key employees, as well as our Non-Employee Directors.
Potential Overhang with 12,877,983 Additional Shares
Options Outstanding as of March 27, 2020	-0-
Weighted Average Exercise Price of Options Outstanding as of March 27, 2020	-0-
Weighted Average Remaining Term of Options Outstanding as of March 27, 2020	-0-
Outstanding Full Value Grants as of March 27, 2020(1)	3,149,758
Total Equity Grants Outstanding as of March 27, 2020	3,149,758
Shares Available for Grant under the Existing Plan as of March 27, 2020(2)	1,972,259
Additional Shares Requested	12,877,983
Total Potential Overhang under the Amended Plan(3)	18,000,000
Common Stock Outstanding as of March 27, 2020	453,115,673
Fully Diluted Shares of Common Stock	456,265,431
Potential Dilution of 12,877,983 Additional Shares as a Percentage of Fully Diluted Shares of Common Stock Outstanding	2.8%

(1)
Consists of 1,526,584 TRSUs and 1,623,174 PRSUs (assuming target performance). PRSUs can be paid at 0% to 200% of target. The Outstanding Full Value Grants do not include dividend equivalents. Dividend equivalents on TRSUs are payable only in cash. Dividend equivalents on PRSUs are payable in shares, based on performance. The shares payable on dividend equivalents for PRSUs are calculated by dividing the accumulated dividend equivalents at the end of the performance period by the share price at the end of the performance period.

(2)
Assumes target performance of outstanding performance-based grants.

(3)
The Total Potential Overhang consists of (i) 3,149,758 total shares subject to outstanding awards as of March 27, 2020, plus (ii) 12,877,983 additional shares requested, plus (iii) 1,972,259 shares that remain available for grants under the Existing Plan as of March 27, 2020, and assumes target performance of outstanding performance-based grants.

Burn Rate
Our burn rate for each of the last three years is 0.29%, 0.31%, and 0.29%, and our average burn rate over the last three years is 0.30%. We calculated our burn rate for each year by dividing the sum of (x) all TRSUs and restricted stock awards granted in the applicable year and (y) all PRSUs granted in the applicable year, divided by the weighted average number of shares of Common Stock outstanding at the end of the applicable year. Because our PRSUs vest based on attainment of a threshold performance goal and the number of shares that vest could be 0 to 200% of the target value, based on actual performance, we have included these grants in the burn rate calculation in the year of grant, rather than the year in which they are earned, based on the target payout. There are no stock options included in the burn rate calculation because we have not granted any stock options in the past three years. Dividend equivalents on time-based grants are payable only in cash. Dividend equivalents accumulated on performance-based grants are payable in shares at the end of the performance period, based on performance. Since the burn rate is based on the number of shares at the target level at the date of grant, at which time no dividend equivalents have been credited, no dividend equivalents are included in the burn rate.
The burn rate means that we used an annual average of 0.30% of the weighted average shares outstanding at December 31 of the applicable year for equity grants made over the past three years under the Existing Plan.
The Board believes that equity compensation is an effective retention tool that provides incentive, rewards performance and aligns the interests of our stockholders with those of our employees, officers and directors. The Board believes that grants made pursuant to the Amended Plan are a vital component of our compensation program and, accordingly, that it is important that an appropriate number of shares of Common Stock be authorized for issuance under the Amended Plan. The Board believes that the increased number of shares available for issuance under the Amended Plan represents a reasonable amount of potential equity dilution.
Summary of the Amended Plan
Purpose.   The Amended Plan is intended to provide incentives to key employees, officers and directors who are expected to provide significant services to us and any of our subsidiaries which, with the consent of the Board, participate in the Amended Plan (collectively, the “Participating Companies”), to encourage a proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and the Participating Companies, and to attract new employees.
Consideration to Be Received by the Company for Grants.   The Board believes that we will significantly benefit from having our employees, officers and directors receive grants under the Amended Plan. Providing an opportunity for such individuals to acquire Common Stock or benefit from the appreciation of Common Stock is valuable in attracting and retaining highly qualified employees, officers and directors, and providing additional motivation for them to use their best efforts on our behalf and on behalf of our stockholders.
Administration.   As with the Existing Plan, the Amended Plan will be administered by the Compensation Committee of the Board or another committee that may be appointed by the Board. The Compensation Committee is currently comprised of four directors, none of whom is an officer or employee of the Company and all of whom have been determined to be independent under SEC and NYSE rules. The current members of the Compensation Committee are Robin Josephs, Stephen R. Blank, James A. Brodsky and Francis J. Oelerich III. The committee administering the Amended Plan will be comprised only of members who (at the time of their appointment) qualify as non-employee directors within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, and independent directors, as determined under the independence standards established by the New York Stock Exchange. If the Board does not appoint a committee, the Amended Plan will be administered by the Board. References below to the Compensation Committee include a reference to the Board or another appointed committee for any period in which the Board or other committee is administering the Amended Plan or is otherwise acting as the Compensation Committee or performing the functions of the Compensation Committee under the Amended Plan.
The Compensation Committee generally has the full authority to administer and interpret the Amended Plan, to authorize grants, to determine the eligibility of an employee, officer or director to receive a grant, to determine the number of shares of Common Stock to be covered by each grant, to determine the terms, provisions and conditions of each grant and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the Amended Plan or the administration or interpretation thereof. However, grants to members of the Board are made by the entire Board, and the Board has all authority otherwise provided to the Compensation Committee with respect to these grants.

Eligibility and Types of Grants.   Eligibility for grants under the Amended Plan will be determined by the Compensation Committee. Directors, officers and employees of the Participating Companies are eligible to receive grants under the Amended Plan. As of the date of this Proxy Statement, seven Non-Employee Directors and all 65 employees of the Company (including our CEO, who is also a director, and our other officers) are eligible to be participants. Because our officers and Non-Employee Directors are eligible to receive grants under the Amended Plan, they may be deemed to have a personal interest in the approval of this Proposal.
The following types of grants may be made under the Amended Plan:
•
Nonqualified stock options;

•
Incentive stock options (“ISOs”);

•
Restricted stock;

•
Phantom shares (which may include restricted stock units);

•
Stock appreciation rights;

•
Dividend equivalent rights (“DERs”); and

•
Other equity-based awards.

Shares.   Subject to adjustment, the maximum aggregate number of shares of Common Stock that may be issued under the Amended Plan on or after the Effective Date is 18,000,000 shares, which is the sum of (i) the number of shares subject to outstanding grants as of March 27, 2020, assuming target performance of performance-based grants (3,149,758 shares), (ii) 1,972,259 shares remaining available for grant under the Existing Plan, assuming target performance of performance-based grants, and (iii) 12,877,983 additional shares of Common Stock to be made available for grants. All of the authorized shares may be issued pursuant to ISOs as described in section 422 of the Code or any other types of grants.
Shares of Common Stock that have been the subject of grants of restricted stock, phantom shares, stock options, stock appreciation rights, dividends, DERs or other equity-based grants that have been forfeited or that expire or terminate without having been exercised or paid in shares of Common Stock and shares as to which a stock option or stock appreciation right remains unexercised upon expiration, forfeiture or other termination will not count towards the share limitation and will be available for issuance under the Amended Plan. Shares surrendered in payment of the exercise price of a stock option and shares withheld or surrendered for payment of taxes will not be available for issuance under the Amended Plan. If stock appreciation rights are exercised and settled in Common Stock, the full number of shares subject to the stock appreciation rights will be considered issued under the Amended Plan, without regard to the number of shares issued upon settlement of the stock appreciation rights. To the extent that grants are designated to be paid in cash, or are otherwise paid in cash, and not in shares of Common Stock, such grants will not count against the share limits set forth above. The preceding sentences will apply only for purposes of determining the aggregate number of shares of Common Stock that may be issued under the Amended Plan, but will not apply for purposes of determining the maximum number of shares of Common Stock with respect to which grants may be made to any participant under the Amended Plan. For the avoidance of doubt, if shares of Common Stock are repurchased by us on the open market with the proceeds of the exercise price of stock options, such shares may not again be made available for issuance under the Amended Plan. Shares issued under the Amended Plan may consist of authorized and unissued shares.
No grant may be made under the Amended Plan to any person who, assuming exercise of all stock options and payment of all grants held by such person, would own or be deemed to own more than 9.8% (in value or number) of the outstanding shares of all classes and series of our stock, unless otherwise determined by the Board in accordance with our charter.
Individual Limits.   All grants under the Amended Plan, other than DERs, will be expressed in shares. The Amended Plan provides the following individual limits, which are subject to adjustment as described below:

•
The maximum number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted under the Amended Plan in any one calendar year to any employee is 2,000,000;

•
The maximum number of shares of Common Stock that may be subject to grants of restricted stock, phantom shares and other equity-based grants (other than stock options and stock appreciation rights) granted to any employee under the Amended Plan during any calendar year is 2,000,000 shares; and

•
The maximum grant date value of shares of Common Stock that may be subject to grants made to any non-employee director under the Amended Plan during any calendar year, taken together with any cash fees payable to such non-employee director for services rendered during the calendar year, will not exceed $600,000 in total value.

The individual limits above will apply without regard to whether the grants are to be paid in stock or cash and will not apply to dividends or DERs which accrue or are paid with respect to grants made under the Amended Plan. Cash payments, other than for DERs, will equal the fair market value of the shares to which the cash payment relates.
Stock Options.   Officers, directors and employees are eligible to receive stock options under the Amended Plan. The terms of grants of stock options, including whether stock options will constitute nonqualified stock options or ISOs for purposes of section 422 of the Code, will be determined by the Compensation Committee; provided that ISOs will only be granted to employees.
The exercise price of a stock option will be determined by the Compensation Committee and reflected in the applicable grant agreement and will not be less than the fair market value of a share of Common Stock on the date of grant. As permitted by the Compensation Committee, the exercise price may be paid in certified or bank cashier’s check, by delivering shares of Common Stock owned by the participant (or attesting to ownership of such shares), by permitting us to withhold shares of Common Stock for which the stock option is exercisable, by a broker-assisted exercise, by a combination of these methods, or by any other method permitted by the Compensation Committee. Stock options will be exercisable at such times and subject to such terms as determined by the Compensation Committee. The term of a stock option may not exceed ten years from the date of grant. A participant may not receive DERs with respect to stock options granted under the Amended Plan.
Unless otherwise provided in the applicable grant agreement, upon a termination of employment or service for any reason during the applicable vesting period, a participant will forfeit all stock options, to the extent not vested. Each grant agreement will specify the terms, if any, pursuant to which a vested stock option may be exercised following termination of employment. No stock option may be exercised beyond its initial expiration date.
Stock Appreciation Rights.   Officers, directors and employees are eligible to receive stock appreciation rights under the Amended Plan. A stock appreciation right is the right to receive a payment in cash, shares of Common Stock or a combination of cash and shares of Common Stock in an amount equal to the increase in the fair market value of a specified number of shares from the date the right is granted to the date the right is exercised. The base price of a stock appreciation right granted under the Amended Plan may not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. A stock appreciation right will be exercisable at such times and subject to such terms as determined by the Compensation Committee. The term of a stock appreciation right may not exceed ten years from the date of grant. A participant may not receive DERs with respect to stock appreciation rights granted under the Amended Plan. Unless otherwise provided in the applicable grant agreement, upon a termination of employment or service for any reason during the applicable vesting period, a participant will forfeit all stock appreciation rights, to the extent not vested. Each grant agreement will specify the terms, if any, pursuant to which a vested stock appreciation right may be exercised following termination of employment. No stock appreciation right may be exercised beyond its initial expiration date. All other terms of grants of stock appreciation rights will be determined by the Compensation Committee.
Restricted Stock.   Officers, directors and employees are eligible to receive restricted stock awards under the Amended Plan. Restricted stock will be subject to such conditions and restrictions as the Compensation Committee determines, which may include vesting conditions or restrictions on sale, transfer or other alienation. Restricted stock may be issued for cash consideration or for no cash consideration, as determined by the Compensation Committee.
The applicable grant agreement will specify the extent to which a participant will have the rights of a stockholder with respect to shares of Common Stock subject to a restricted stock award. The Compensation Committee will determine whether dividends with respect to shares of restricted stock will be paid as and when dividends on Common Stock are declared or at the time of vesting of shares of restricted stock. However, any right to receive dividends with respect to restricted stock which vests based on performance will vest and be paid only if and to the extent that the underlying restricted stock vests, as determined by the Compensation Committee.
Unless otherwise provided in the applicable grant agreement, upon a termination of employment or other service during the restriction period, the participant will forfeit all restricted stock subject to restrictions, and we will pay the participant, as soon as practicable thereafter, the lesser of the amount paid by the participant (if any) for the forfeited restricted stock and the fair market value on the date of termination of the forfeited restricted stock.
Phantom Shares.   Officers, directors and employees are eligible to receive phantom shares under the Amended Plan. Phantom shares are a right to receive payment in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Compensation Committee, of the fair market value of a share, or as determined by the Compensation Committee, the fair market value of a share to the extent it exceeds a base value established by the Compensation Committee at the time of grant. Phantom shares include the grant of restricted stock units.
Phantom shares will vest over such periods and subject to such conditions as the Compensation Committee determines. Unless otherwise provided in the applicable grant agreement, upon a termination of employment or service for any reason during the applicable vesting period, a participant will forfeit all phantom shares, to the extent not vested.
Phantom shares will generally be settled in a lump sum payment on the date specified in the applicable grant agreement. However, subject to the requirements of section 409A of the Code, the Compensation Committee may permit a participant to elect to receive settlement of vested phantom shares in installments over a period not to exceed ten years or to defer settlement of vested phantom shares to a future date permitted by the Compensation Committee. The Compensation Committee may grant DERs, as described under “DERs” below, with respect to phantom shares.
DERs.   The Compensation Committee may grant DERs to officers, directors and employees in connection with all grants under the Amended Plan, except stock options and stock appreciation rights, and may grant DERs independent of any other grants. A DER is a right to receive an amount equal to the dividends paid on a share of Common Stock. DERs may be converted to cash, additional shares or phantom shares on such terms and conditions as determined by the Compensation Committee. DERs will be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as determined by the Compensation Committee. The Compensation Committee will determine whether DERs will be paid as and when dividends are declared, at the time of payment of an underlying grant or deferred. However, DERs granted with respect to grants that vest based on performance will vest and be paid only if and to the extent the underlying grant vests and is paid, as determined by the Compensation Committee.
Other Equity-Based Awards.   The Board may grant to directors, officers and employees other awards based upon the Common Stock, subject to terms and conditions established by the Board at the time of grant.
Transferability of Grants.   Grants are not transferable by a participant except to the legal representative of the estate of a deceased participant or the person who acquires the right to a grant by bequest or inheritance or by reason of a participant’s death (to the extent any such grant, by its terms, survives the participant’s death), and, if exercisable, will be exercisable during the lifetime of a participant only by such participant or his or her guardian or legal representative. However, if permitted by the Compensation Committee, grants may be transferred during the lifetime of a participant to one or more of the following transferees on such terms as then may be permitted by the Committee: the participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings (each, a “Permitted Transferee”), to a trust for the benefit of the participant and/or a Permitted Transferee, to a partnership, limited liability company or corporation in which the participant and/or a Permitted Transferee are the only partners, members or stockholders, or for charitable donations to a charitable organization. No transfer of a grant will be valid unless it does not result in accelerated taxation, does not cause any option intended to be an ISO to fail to be described in Section 422(b) of the Code, and complies with applicable law, including securities law.
Performance-Based Grants.   The Compensation Committee may determine that any grants made under the Amended Plan may be designated as performance-based grants. The grant, exercise, or settlement of performance-based grants will be based upon the attainment of performance goals. The performance goals for performance-based grants will be established by the Compensation Committee and will consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria, as specified by the Compensation Committee.
In establishing performance goals for performance-based grants, the Compensation Committee may use various business criteria, which may include, but is not limited to: pre-tax income; after-tax income; net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis); operating income; cash flow; earnings per share; return on equity or return on average equity; return on invested capital or assets; cash and/or funds available for distribution; appreciation in the fair market value of the Common Stock; return on investment; total stockholder return; net earnings growth; stock appreciation (meaning an increase in the price or value of the Common Stock after the date of grant of an award and during the applicable period); related return ratios; increase in revenues; the Company’s published ranking against its peer group of real estate investment trusts based on total stockholder return; net earnings; changes (or the absence of changes) in the per share or aggregate market price of the Common Stock; number of securities sold; earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company’s financial reports for the applicable period; and total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period).
The performance goals may relate to one or more performance criteria on a specified date or over any period of up to ten years and may be based on the achievement of specified levels of performance or achievement relative to the performance of one or more other corporations or indices. The performance criteria may apply to one or more of the Company, any Participating Company or any division or operating unit thereof. To the extent applicable and unless the Committee determines otherwise, the determination of the achievement of performance goals will be based on the relevant financial measure, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), and in a manner consistent with the methods used by the Company in the preparation of its periodic reports to stockholders.
The Compensation Committee will determine the extent to which performance goals are achieved and the amount, if any, payable pursuant to each performance-based grant. The Compensation Committee may make adjustments to the performance goals applicable to performance-based grants, the amounts payable in respect of the applicable performance goals, and performance results (including adjustments of performance results to take into account transactions or other events occurring during the applicable performance period or changes in accounting principles or applicable law), to the extent consistent with the terms of the applicable grant.
Change of Control.   Unless the Compensation Committee determines otherwise, if a change of control occurs in which we are not the surviving corporation (or we survive only as a subsidiary of another corporation), all outstanding grants that are not exercised or paid at the time of the change of control will be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation).
Unless a grant agreement or written employment agreement between the participant and the Company or a Participating Company provides otherwise, if a participant’s employment or service is terminated by us without Cause (as defined in the Amended Plan) upon or within 12 months following a change of control, the participant’s outstanding grants will become fully vested as of the date of termination. If the vesting of any such grant is based, in whole or in part, on performance, the grant agreement will specify how the portion of the grant that becomes vested will be calculated.

In the event of a change of control, if all outstanding grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Compensation Committee may take any of the following actions with respect to any or all outstanding grants, without the consent of any participant: (i) the Compensation Committee may determine that outstanding stock options and stock appreciation rights will automatically accelerate and become fully exercisable, and the restrictions and conditions on outstanding restricted stock, phantom shares, DERs and other equity-based awards will immediately lapse; (ii) the Compensation Committee may determine that participants will receive a payment in settlement of outstanding phantom shares, DERs, dividends, and other equity-based awards in such amount and form as may be determined by the Compensation Committee; (iii) the Compensation Committee may require that participants surrender their outstanding stock options and stock appreciation rights in exchange for a payment, in cash, Common Stock, or the common stock of the surviving corporation (or parent of the surviving corporation), as determined by the Compensation Committee, in an amount equal to the amount, if any, by which the fair market value of the shares of Common Stock subject to the unexercised stock options or stock appreciation rights exceeds the exercise price or base price, as applicable, and (iv) the Compensation Committee may terminate outstanding stock options and stock appreciation rights after giving participants an opportunity to exercise the outstanding stock options and stock appreciation rights. Such surrender, termination or payment will take place as of the date of the change of control or such other date as the Compensation Committee may specify. If the per share fair market value of Common Stock does not exceed the per share exercise price or base price, as applicable, we will not be required to make any payment to the participant upon surrender of the stock option or stock appreciation right.
Under the Amended Plan, a change of control is defined as any one of the following events:
•
Any person, other than we, any of our affiliates, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of us or any of our affiliates becomes the beneficial owner of 30% or more of the outstanding shares of our Common Stock or 30% or more of the combined voting power of our then outstanding securities having a right to vote in an election of the Board.

•
Individuals who, as of the Effective Date, are members of the Board (each referred to as an incumbent director) cease to constitute at least a majority of the Board. However, any individual who becomes a director after the Effective Date and whose election or nomination was approved or ratified by at least a majority of the then incumbent directors will be considered an incumbent director of the Board.

•
Consummation of (i) any consolidation or merger of the Company or any subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own shares representing in the aggregate 50% or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer of all or substantially all of our assets or (3) any plan for the liquidation or dissolution of the Company.

Adjustments in Capitalization.   If (i) we are involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of our assets or stock or a similar transaction, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in capital structure, spin-off, or any distribution to holders of Common Stock other than cash dividends occurs or (iii) any other event occurs which in the Compensation Committee’s judgment necessitates action by way of adjusting the terms of the outstanding grants, then: the maximum aggregate number and kind of shares available for issuance under the Amended Plan, the maximum number and kind of shares which may be subject to grants under the Amended Plan, the maximum number and kind of shares with respect to which a participant may receive grants in any year, the number and kind of shares covered by outstanding grants, and the number and kind of shares to be issued or issuable under the Amended Plan will be appropriately adjusted by the Compensation Committee in its discretion. Unless the Compensation Committee determines otherwise, any fractional shares resulting from such adjustment will be eliminated. In addition, the Compensation Committee will take any such action as it determines in its discretion will be necessary to maintain each participant’s rights under the Amended Plan so that they are substantially proportionate to the rights existing in such grants, prior to such event, including, without limitation, adjustments in (A) the exercise price, base price and phantom share value and (B) performance goals. In the discretion of the Compensation Committee, the performance goals may also be adjusted in the case of any event relating to one of our subsidiaries if the event would have given rise to potential adjustment if the event related to the Company.
Prohibition on Repricing.   Except in connection with certain corporate transactions, the Amended Plan does not permit the repricing of stock options or stock appreciation rights, the exchange of underwater stock options or stock appreciation rights (i.e., stock options or stock appreciation rights having an exercise price or base price in excess of the current market value of the underlying stock) for cash or other securities, or the exchange of stock options or stock appreciation rights for stock options or stock appreciation rights with a lower exercise price or base price, as applicable.
Amendment and Termination of the Amended Plan.   The Amended Plan will terminate on June 9, 2030, unless sooner terminated by the Board. The Board may amend the Amended Plan at any time. However, no amendment may materially impair the rights or obligations of a participant, unless such amendment is in connection with compliance with applicable laws or the participant consents to such amendment. In addition, the Board may not amend the Amended Plan without stockholder approval if stockholder approval is required to comply with applicable law or regulation or to comply with applicable stock exchange requirements.
The Board may amend any grant agreement. However, no amendment may materially impair any participant’s rights or obligations without the participant’s consent, unless such amendment is required to comply with applicable law.
Company Policies.   All grants made under the Amended Plan will be subject to our clawback policy, as in effect from time to time, and any applicable share trading policies and other policies that may be implemented by the Board or the Compensation Committee from time to time, including our stock retention and ownership policy applicable to certain of our Named Executive Officers, as described above on page 43 of this Proxy Statement under “Stock Retention and Ownership Requirements”. Any grant is subject to the mandatory repayment by the participant to us if the participant is, or becomes in the future, subject to any clawback or recoupment policy that requires the participant to repay compensation paid by us to the participant upon circumstances specified in the applicable policy.
Federal Income Tax Consequences.
The following description of the United States federal income tax consequences of grants under the Amended Plan is a general summary. State, local, foreign and other taxes may also be imposed in connection with grants. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Amended Plan.
Nonqualified Stock Options.   A participant who receives a nonqualified stock option will recognize no income at the time of the grant of the stock option. Upon exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares for capital gain purposes will begin on the date of exercise. In general, we will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.
Incentive Stock Options.   A participant who receives an incentive stock option (or ISO) will recognize no income at the time of grant or exercise of the ISO. If the participant does not dispose of the shares purchased pursuant to an ISO within two years after the ISO is granted or within one year after the transfer of the shares to the participant, the sale of Common Stock received upon the exercise of an ISO is treated as a capital gain to the participant and the Company will not be entitled to a tax deduction. However, if a participant disposes of the shares acquired upon exercise of an ISO before satisfying the holding period requirements, the participant will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a business expense deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.
Phantom Shares.   A participant who receives a phantom share will not recognize taxable income until the phantom share is paid to the participant. When the phantom share is paid, the participant will recognize ordinary income in an amount equal to the cash and the fair market value of the Common Stock paid to the participant. We generally will be entitled to a business expense deduction in the same amount.
Restricted Stock.   A participant who receives restricted stock generally will not recognize taxable income until the restricted stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs first. When the restricted stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time, less any amounts paid for the shares. A participant may elect to recognize ordinary income when restricted stock is granted in an amount equal to the fair market value of the shares at the date of grant, determined without regard to the restrictions. We generally will be entitled to a corresponding business expense deduction in the year in which the participant recognizes ordinary income.
Stock Appreciation Rights and Dividend Equivalent Rights.   A participant will recognize ordinary income when stock appreciation rights are exercised and when dividend equivalent rights (or DERs) are paid to the participant, in an amount equal to the cash and the fair market value of any shares paid to the participant. We generally will be entitled to a corresponding business expense deduction when the participant recognizes ordinary income.
Section 162(m).   Section 162(m) of the Code imposes a $1 million limit on the amount a public company may deduct for compensation paid to a company’s chief executive officer, chief financial officer or any of the company’s three other most highly compensated executive officers (“covered employees”) or persons who have been covered employees (for years after 2016). Historically, this limitation did not apply to compensation that meets Code requirements for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders, including stock options). The performance-based compensation exemption and an exemption for the chief financial officer from Section 162(m)’s deduction limit were repealed, among other changes, effective for taxable years beginning after December 31, 2017. Compensation paid to our covered employees (including our chief financial officer) in excess of $1 million will not be deductible in future years, unless it qualifies for transition relief applicable to certain arrangements that were in effect as of November 2, 2017. As in prior years, while deductibility of executive compensation for federal income tax purposes is among the factors the Compensation Committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the Company’s interests.
Section 409A.   Section 409A of the Code imposes requirements on deferred compensation, including deferral election and payment timing requirements. If a deferred compensation arrangement fails to comply with Code section 409A in form or operation, a participant may become subject to: (i) federal income tax on all deferred amounts; (ii) a penalty tax of 20% of the includable amount; and (iii) interest at the underpayment rate plus 1%.
Section 280G.   Under certain circumstances, the accelerated vesting or exercise of stock options or stock appreciation rights or the accelerated lapse of restrictions with respect to other grants in connection with a Change of Control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of section 280G of the Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and we may be denied a federal income tax deduction.
Tax Withholding.   Each participant must pay to us, or make satisfactory arrangements regarding the payment of, any federal, state or local taxes required to be withheld in connection with any grant under the Amended Plan. The Compensation Committee may require that the participant’s tax withholding obligation with respect to grants paid in Common Stock be satisfied by withholding Common Stock otherwise payable pursuant to the grant. The Compensation Committee may allow a participant to elect to have the participant’s tax withholding obligation satisfied by withholding shares otherwise payable pursuant to the grant, by transferring shares owned by the participant to us or, for participants who are employees, by withholding from the participant’s cash compensation.
New Plan Benefits
Future grants under the Amended Plan generally will be granted at the discretion of the Compensation Committee. Additionally, no awards have been made under the Amended Plan that are contingent upon stockholder approval of the Amended Plan. Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the Amended Plan.
The grants made to each of the persons or groups described in the below table under the Existing Plan during the fiscal year ended December 31, 2019, valued as of the grant date, were as follows:
Name and Position	Stock Awards(1) (#)	Grant Date Fair Value ($)
Craig L. Knutson	363,197	2,701,570
Gudmundur Kristjansson	135,086	1,005,598
Bryan Wulfsohn	135,086	1,005,598
Sunil Yadav	65,306	483,546
Stephen D. Yarad	39,324	287,057
All current executive officers as a group (9 persons)	857,704	6,356,372
All current directors who are not executive officers as a group (8 persons)	160,025	1,164,982
All employees, including current officers who are not executive officers, as a group (38 persons)	1,164,685	8,596,705

(1)
Represents TRSUs, PRSUs and stock awards granted to employees and RSUs granted to our non-employee directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MFA FINANCIAL, INC. EQUITY COMPENSATION PLAN, AS AMENDED AND RESTATED.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Since the beginning of our last fiscal year, we have not been a party to any transaction or proposed transaction with any related person who is (i) one of our directors or executive officers, (ii) a director nominee, (iii) a beneficial owner of more than 5% of the Common Stock or (iv) any member of the immediate family of any of the foregoing persons that involves an amount exceeding $120,000 and in which any such related person had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us as of the Record Date, regarding the beneficial ownership of our Common Stock by (i) each person known to us to be the beneficial owner of 5% or more of the Common Stock, (ii) the Named Executive Officers, (iii) our directors and (iv) all of our directors and executive officers as a group.
	Common Stock Beneficially Owned	Percent of Class
Name and Business Address(1)	Shares(2)
Directors and Officers
Craig L. Knutson	1,245,034	*
Gudmundur Kristjansson	324,212	*
Bryan Wulfsohn	151,352	*
Sunil Yadav	350,719	*
Stephen D. Yarad	133,535	*
Stephen R. Blank	62,987	*
James A. Brodsky	94,832	*
Laurie S. Goodman	11,419	*
Robin Josephs	83,186	*
George H. Krauss	104,747	*
Francis J. Oelerich III	-0-	*
Lisa Polsky	-0-	*
All directors and executive officers as a group (16 persons)	3,548,651	*
5% Beneficial Owners
The Vanguard Group(3) 100 Vanguard Boulevard Malvern, PA 19355	43,379,687	9.60%
FMR LLC(4) 245 Summer Street Boston, MA 02210	40,978,762	9.0%
Thornburg Investment Management Inc.(5) 2300 North Ridgetop Road Santa Fe, NM 87506	32,760,132	7.25%
BlackRock, Inc.(6) 55 East 52nd Street New York, NY 10055	29,867,600	6.6%

(*)
Represents less than 1% of issued and outstanding shares of Common Stock.

(1)
The business address of each director and Named Executive Officer is c/o MFA Financial, Inc., 350 Park Avenue, 20th Floor, New York, New York 10022.

(2)
Each director and Named Executive Officer has sole or shared voting and investment power with respect to these shares, except that Mr. Krauss’s spouse has sole voting and investment power with respect to 22,223 shares. Amounts exclude any TRSUs and PRSUs that do not settle within 60 days of the Record Date.

(3)
On its Schedule 13G/A (Amendment No. 6) filed with the SEC on February 12, 2020, The Vanguard Group reported beneficially owning 43,379,687 shares of Common Stock, comprised of the following: (i) sole voting power with respect to 263,705 shares of Common Stock beneficially owned by it, (ii) shared voting power with respect to 87,287 shares of Common Stock beneficially owned by it (iii) sole dispositive power with respect to 43,125,378 shares of Common Stock beneficially owned by it and (iv) shared dispositive power with respect to 254,309 shares of Common Stock beneficially owned by it.

The Schedule 13G/A reports a beneficial ownership percentage of shares of Common Stock of 9.60%, which does not include any shares issued or repurchased by MFA since such percentage was calculated for purposes of the Schedule 13G, or subsequent sales or purchases by the reporting entity.
(4)
On its Schedule 13G/A (Amendment No. 7) filed with the SEC on February 7, 2020, FMR LLC reported beneficially owning 40,978,762 shares of Common Stock, comprised of the following: (i) sole voting power with respect to 2,256,370 shares of Common Stock beneficially owned by it and (ii) sole dispositive power with respect to all 40,978,762 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports a beneficial ownership percentage of shares of Common Stock of approximately 9.0%, which does not include any shares issued or repurchased by MFA since such percentage was calculated for purposes of the Schedule 13G, or subsequent sales or purchases by the reporting entity.

(5)
On its Schedule 13G filed with the SEC on February 11, 2020, Thornburg Investment Management Inc. reported beneficially owning 32,760,132 shares of Common Stock, comprised of having sole voting and sole dispositive power with respect to all 32,760,132 shares of Common Stock beneficially owned by it. The Schedule 13G reports a beneficial ownership percentage of shares of Common Stock of 7.25%, which does not include any shares issued or repurchased by MFA since such percentage was calculated for purposes of Schedule 13G, or subsequent sales or purchases by the reporting entity.

(6)
On its Schedule 13G/A (Amendment No. 7) filed with the SEC on February 5, 2020, Blackrock, Inc. reported beneficially owning 29,867,600 shares of Common Stock, comprised of the following: (i) sole voting power with respect to 28,105,433 shares of Common Stock beneficially owned by it and (ii) sole dispositive power with respect to all 29,867,600 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports a beneficial ownership percentage of shares of Common Stock of 6.6%, which does not include any shares issued or repurchased by MFA since such percentage was calculated for purposes of the Schedule 13G, or subsequent sales or purchases by the reporting entity.

OTHER MATTERS
The Board knows of no other business to be presented at the Annual Meeting. If other matters should properly come before the Annual Meeting, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.
SUBMISSION OF STOCKHOLDER PROPOSALS
Any stockholder intending to present a proposal at our 2021 Annual Meeting of Stockholders and have the proposal included in the proxy statement for such meeting in accordance Rule 14a-8 of the SEC’s proxy rules must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than December 29, 2020.
Pursuant to our current Bylaws, any stockholder intending to nominate a director or present a proposal at an annual meeting of our stockholders, which is not intended to be included in the proxy statement for such annual meeting, must notify us in writing not earlier than the 150th day nor later than 5:00 p.m. Eastern Time on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2021 Annual Meeting of Stockholders must notify us in writing of such proposal by 5:00 p.m. Eastern Time December 29, 2020, but in no event earlier than November 29, 2020.
Any such nomination or proposal should be sent to the attention of our Secretary at MFA Financial, Inc., 350 Park Avenue, 20th Floor, New York, New York 10022 and must include the applicable information required by our Bylaws.
HOUSEHOLDING OF PROXY MATERIALS
The SEC permits companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials (i.e., the proxy statement and annual report) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing the same address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder revokes consent to “householding” or is notified otherwise. If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate set of our proxy materials, such stockholder should so notify us by directing written requests to: MFA Financial, Inc., 350 Park Avenue, 20th Floor, New York, New York 10022, Attention: Secretary, or by calling our investor relations phone line at (212) 207-6488. In addition, if so requested, we will also undertake to promptly deliver a separate set of proxy materials to any stockholder for whom such proxy materials were subject to “householding.” Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact us as specified above or their respective brokers.

MISCELLANEOUS
We are bearing all costs associated with the solicitation of proxies in connection with the Annual Meeting. This solicitation is being made primarily through the internet and by mail, but may also be made by our directors, executive officers, employees and representatives by telephone, facsimile transmission, electronic transmission, internet, mail or in person. No additional compensation will be given to our directors, executive officers or employees for this solicitation. We have retained Saratoga Proxy Consulting, LLC, 520 Eighth Avenue, 14th Floor, New York, New York 10018, a proxy soliciting firm, to assist in the solicitation of proxies for an estimated fee of $11,000 plus reimbursement of certain out-of-pocket expenses. We will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.
A COPY OF OUR ANNUAL REPORT ON FORM 10-K (FILED WITH THE SEC), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF OUR SECRETARY AT MFA FINANCIAL, INC., 350 PARK AVENUE, 20TH FLOOR, NEW YORK, NEW YORK 10022.
By Order of the Board
Harold E. Schwartz
Secretary
New York, New York
April  27, 2020

APPENDIX A
MFA FINANCIAL, INC.
EQUITY COMPENSATION PLAN
(Amended and Restated effective as of June 10, 2020)
1. PURPOSE. The Plan is intended to provide incentives to key employees, officers and directors expected to provide significant services to the Company, including the employees, officers and directors of the other Participating Companies, to encourage a proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and the other Participating Companies, and to attract new employees with outstanding qualifications. In furtherance thereof, the Plan permits awards of equity-based incentives to key employees, officers and directors of the Company or any other Participating Company.
The Plan was originally effective as of May 20, 2010 and was subsequently amended restated as of May 21, 2015. This amended and restated Plan will be effective as of June 10, 2020, subject to approval by the Company’s stockholders (the “2020 Amendment Effective Date”). Changes made pursuant to this amendment and restatement shall only apply to Grants made on or after the 2020 Amendment Effective Date.
2. DEFINITIONS. As used in this Plan, the following definitions apply:
“Act” shall mean the Securities Act of 1933, as amended.
“Agreement” shall mean a written agreement entered into between the Company and a Grantee pursuant to the Plan.
“Board” shall mean the Board of Directors of the Company.
“Cause” shall mean, unless otherwise provided in an Agreement or defined in a written employment agreement between the Grantee and the Company or a subsidiary, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Grantee’s employment agreement (if any) with the Company (other than a termination of employment by the Grantee), or (vi) any illegal act detrimental to the Company; all as determined by the Committee.
“Charter” shall mean the charter of the Company.
“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Committee” shall mean (i) the Compensation Committee of the Board or such other committee appointed by the Board in accordance with Section 4 of the Plan; provided, however, that the Committee shall at all times consist solely of persons who, at the time of their appointment, are each qualified as a “Non-Employee Director” under Rule 16b-3(b)(3)(b)(i) promulgated under the Exchange Act and an “independent director” as determined in accordance with independence standards established by the stock exchange on which the Common Stock is at the time primarily listed or traded or (ii) the Board, where the Board is acting as the Committee or performing the functions of the Committee,
“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, either currently existing or authorized hereafter.
“Company” shall mean MFA Financial, Inc., a Maryland corporation.
“DER” shall mean a right awarded under Section 11 of the Plan to receive (or have credited) the equivalent value (in cash or Shares) of dividends paid on Common Stock.
“Disability” shall mean, unless otherwise provided in an Agreement or defined in a written employment agreement between the Grantee and the Company or a subsidiary, the occurrence of an event which would entitle the Grantee to the payment of disability income under one of the Company’s approved long-term disability income plans or a long-term disability as determined by the Committee in its discretion pursuant to any other standard as may be adopted by the Committee. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax. Nothing herein shall limit or restrict the payment of any amount subject to Section 409A of the Code upon an otherwise permitted payment event under Section 409A of the Code, including upon a Termination of Service.
“Eligible Persons” shall mean officers, directors and Employees of the Participating Companies.
“Employee” shall mean an individual, including an officer of a Participating Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) as an employee by the Participating Company. In no event shall any of the following persons be considered an Employee for purposes of the Plan: (i) independent contractors, (ii) persons performing services pursuant to an arrangement with a third party leasing organization or (iii) any person whom the Company determines, in its discretion, is not a common law employee, whether or not any such person is later determined to have been a common law employee of the Company.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Exercise Price” shall mean (i) the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised or (ii) the base price, determined by the Board or the Committee, of a Stock Appreciation Right.
“Fair Market Value” shall mean the value of one share of Common Stock, determined as follows:
(i)
If the Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee.

(ii)
If the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee.

(iii)
If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for 10 trading days.

Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with Treasury Regulation 1.409A-1(b)(5)(iv).
“Grant” shall mean the issuance of an Incentive Stock Option, Non-qualified Stock Option, Stock Appreciation Right, Restricted Stock, Phantom Share, DER, other equity-based grant as contemplated herein or any combination thereof as applicable to an Eligible Person. The Committee will determine the eligibility of Employees, officers and directors based on, among other factors, the position and responsibilities of such individuals and the nature and value to the Participating Company of such individuals’ accomplishments and potential contribution to the success of the Participating Company whether directly or through its subsidiaries.
“Grantee” shall mean an Eligible Person to whom Options, Stock Appreciation Rights, Restricted Stock, Phantom Shares, DERs or other equity-based awards are granted hereunder.
“Incentive Stock Option” shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee.
“Non-qualified Stock Option” shall mean an Option not described in Section 422(b) of the Code.

“Option” shall mean any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Agreement, a number of Shares determined by the Committee.
“Participating Companies” shall mean the Company and any of its Subsidiaries which with the consent of the Board participate in the Plan.
“Phantom Share” shall mean a right, pursuant to the Plan, of the Grantee to payment of the Phantom Share Value, in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Agreement; Phantom Shares shall include, but not be limited to, restricted stock units.
“Phantom Share Value,” per Phantom Share, shall mean the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.
“Plan” shall mean the Company’s Equity Compensation Plan, as set forth herein, and as the same may from time to time be amended.
“Purchase Price” shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.
“Restricted Stock” shall mean an award of Shares that are subject to restrictions hereunder.
“Retirement” shall mean, unless otherwise provided in an Agreement or defined in a written employment agreement between the Grantee and the Company or a subsidiary, the Termination of Service (other than for Cause) of a Grantee:
(i)
on or after the Grantee’s attainment of age 65;

(ii)
on or after the Grantee’s attainment of age 55 with five consecutive years of service with the Participating Companies; or

(iii)
as determined by the Committee in its discretion pursuant to such other standard as may be adopted by the Committee.

“Stock Appreciation Right” shall mean a right to receive a payment in cash, shares of Common Stock or a combination thereof, in an amount equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over (ii) the Fair Market Value of such shares of Common Stock on the date the Stock Appreciation Right is granted, all as determined by the Committee.
“Shares” shall mean shares of Common Stock of the Company, adjusted in accordance with Section 15 of the Plan (if applicable).
“Subsidiary” shall mean any corporation, partnership or other entity at least 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another subsidiary.
“Successors of the Grantee” shall mean the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to a Grant by bequest or inheritance or by reason of the death of the Grantee.
“Termination of Service” shall mean the time when the employee-employer relationship or directorship between the Grantee and the Participating Companies is terminated for any reason, with or without Cause, including, but not limited to, any termination by resignation, discharge, death or Retirement; provided, however, Termination of Service shall not include a termination where there is a simultaneous reemployment of the Grantee by a Participating Company or other continuation of service (sufficient to constitute service as an Eligible Person) for a Participating Company. The Committee, in its discretion, shall determine the effects of all matters and questions relating to Termination of Service, including, but not limited to, the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service. For this purpose, the service relationship shall be treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence (to be determined by the Committee in its discretion). Notwithstanding the foregoing, with respect to any Grant that is subject to Section 409A of the Code, Termination of Service shall be interpreted in a manner that is consistent with the definition of a “separation from service” under Section 409A of the Code and Treasury Regulation 1.409A-1(h).
3. EFFECTIVE DATE. The initial effective date of the Plan was May 20, 2010. This amended and restated Plan shall become effective on the 2020 Amendment Effective Date, subject to approval by the Company’s stockholders. The Plan shall terminate on, and no award shall be granted hereunder on or after, the tenth anniversary of the 2020 Amendment Effective Date; provided, however, that the Board may at any time prior to that date terminate the Plan.
4. ADMINISTRATION.
a. Membership on Committee. The Plan shall be administered by the Committee appointed by the Board. If no Committee is designated by the Board to act for those purposes, the full Board shall have the rights and responsibilities of the Committee hereunder and under the Agreements.
b. Committee Meetings. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing or by electronic transmission by each member of the Committee, shall be the acts of the Committee for purposes of the Plan.
c. Grant of Awards.
(i)
The Committee shall from time to time in its discretion select the Eligible Persons who are to be issued Grants and determine the number and type of Grants to be issued under any Agreement to an Eligible Person. In particular, the Committee shall (A) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including, but not limited to the performance goals and periods applicable to the award of Grants, any restrictive covenant obligations (such as confidentiality, non-competition and non-solicitation covenants) and clawback or recoupment provisions, as the Committee may deem advisable); (B) determine the time or times when and the manner and condition in which each Option and Stock Appreciation Right shall be exercisable and the duration of the exercise period; and (C) determine or impose other conditions to the Grant or exercise of Options or Stock Appreciation Rights under the Plan as it may deem appropriate. The Committee may determine the extent, if any, to which Options, Stock Appreciation Rights, Phantom Shares, Shares (whether or not Shares of Restricted Stock), DERs or other equity-based awards shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder), and take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. The Committee shall also cause each Option to be designated as an Incentive Stock Option or a Non-qualified Stock Option, except that no Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company (or one of its Subsidiaries, to the extent permitted by Section 422 of the Code). The Grantee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the express provisions of the Plan and the Agreement. DERs will be paid in cash or other consideration at such times and in accordance with such rules, as the Committee shall determine in its discretion. Unless expressly provided hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter.

(ii)
Notwithstanding clause (i) of this Section 4(c), any award under the Plan to an Eligible Person who is a member of the Board shall be made by the full Board. With respect to such awards, the Board shall have all authority otherwise provided to the Committee pursuant to the Plan.

d. Awards.
(i)
Agreements. Grants to Eligible Persons shall be evidenced by written Agreements in such form as the Committee shall from time to time determine. Such Agreements shall comply with and be subject to the terms and conditions set forth herein.

(ii)
Grantee Acknowledgment. All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by on-line or other acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant.

(iii)
Number of Shares. Each Grant issued to an Eligible Person shall state the number of Shares to which it pertains or which otherwise underlie the Grant and shall provide for the adjustment thereof in accordance with the provisions of Section 15 hereof.

(iv)
Grants. Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the powers described elsewhere in the Plan and the power:

(1)
to determine from time to time the Grants to be issued to Eligible Persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Grants issued under the Plan to such persons;

(2)
to construe and interpret the Plan and the Grants thereunder and to establish, amend and revoke the rules, regulations and procedures established for the administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Participating Companies and the Grantees. Without limiting the generality of Section 26, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder;

(3)
to amend any outstanding Grant, subject to Sections 17 and 18, and to accelerate or extend the vesting or exercisability of any Grant (in compliance with Section 409A of the Code, if applicable) and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate; and

(4)
generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

(v)
All Grants made under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time, and any applicable share trading policies and other policies that may be implemented by the Board or the Committee from time to time. In furtherance of the foregoing, any Grant is subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any Company clawback or recoupment policy that requires the repayment by the Grantee to the Company of compensation paid by the Company to the Grantee upon circumstances specified in the policy.

5. PARTICIPATION.
a. Eligibility. Only Eligible Persons shall be eligible to receive Grants under the Plan.
b. Limitation of Ownership. No Grants shall be issued under the Plan to any person who after such Grant would beneficially own more than 9.8% (in value or number) of the outstanding shares of all classes and series of stock of the Company, unless the foregoing restriction is expressly and specifically waived by action of the Board in accordance with the Charter.
c. Stock Ownership. For purposes of Section 5(b) above, in determining stock ownership a Grantee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which any person holds an Option shall be considered to be owned by such person.

d. Outstanding Stock. For purposes of Section 5(b) above, “outstanding shares” shall include all stock actually issued and outstanding immediately after the issue of the Grant to the Grantee. With respect to the stock ownership of any Grantee, “outstanding shares” shall include shares authorized for issue under outstanding Options held by such Grantee, but not options held by any other person.
6. SHARE RESERVE AND GRANT LIMITS
a. Subject to adjustments pursuant to Section 6(c) and Section 15, the aggregate number of shares of Common Stock that may be issued on or after the 2020 Amendment Effective Date with respect to Grants under the Plan shall not exceed the sum of (i) the number of shares of Common Stock subject to outstanding Grants under the Plan as of March 27, 2020 (3,149,758 shares) and (ii) 14,850,242 Shares. All of the authorized Shares may be issued as Options or any other type of Grants.
b. All Grants under the Plan shall be expressed in shares of Common Stock (other than DERs, which need not be expressed in shares of Common Stock). The individual Share limits of this subsection (b) shall apply without regard to whether the Grants are to be paid in shares of Common Stock or cash and shall not apply to dividends or DERs which accrue or are paid with respect to Grants. Subject to adjustments pursuant to Section 15 with respect to clauses (i) and (ii) below:
(i) the maximum number of Shares with respect to which any Options and Stock Appreciation Rights may be granted under the Plan in any one calendar year to any Employee shall not exceed 2,000,000;
(ii) the maximum number of Shares that may underlie Grants of Phantom Shares, Restricted Stock and other equity-based grants (other than Options and Stock Appreciation Rights) granted under the Plan in any one calendar year to any Employee shall not exceed 2,000,000; and
(iii) the maximum grant date value of Shares subject to Grants made to any non-employee director during any one calendar year, taken together with any cash fees payable to such non-employee director for services rendered during the calendar year, shall not exceed $600,000 in total value. For purposes of this limit, the value of such Grants shall be calculated based on the grant date fair value of such Grants for financial reporting purposes.
c. Notwithstanding Section 6(a), (i) Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, Stock Appreciation Rights, Phantom Shares, dividends, DERs or other equity-based grants, which are later forfeited or for any other reason are not payable in Shares under the Plan, and (ii) Shares as to which an Option or Stock Appreciation Right is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option or Stock Appreciation Right may be the subject of further Grants. Shares of Common Stock surrendered in payment of the Exercise Price of an Option, and Shares withheld or surrendered for payment of taxes shall not be available for re-issuance under the Plan. If Stock Appreciation Rights are exercised and settled in Common Stock, the full number of Shares subject to the Stock Appreciation Rights shall be considered issued under the Plan, without regard to the number of Shares issued upon settlement of the Stock Appreciation Rights. The preceding provisions of this Section 6(c) shall apply only for purposes of determining the aggregate number of shares of Common Stock that may be issued under the Plan under Section 6(a), but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Grants may be granted to any Grantee under Section 6(b) of the Plan.
d. To the extent that Grants are designated in an Agreement to be paid in cash or are otherwise paid in cash, and not in shares of Common Stock, such Grants shall not count against the share limits in Section 6(a). Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued Shares or previously issued Shares under the Plan. For the avoidance of doubt, if Shares of Common Stock are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options, such Shares may not again be made available for issuance under the Plan.
7. TERMS AND CONDITIONS OF OPTIONS AND STOCK APPRECIATION RIGHTS.
a. Each Agreement with an Eligible Person shall state the Exercise Price. The Exercise Price for any Option or Stock Appreciation Right shall not be less than the Fair Market Value on the date of Grant.

b. Notwithstanding any provision of the Plan, DERs may not be granted with respect to Options or Stock Appreciation Rights.
c. The term of each Option and Stock Appreciation Right may not exceed ten years from the date of Grant, subject to Section 8(b) with respect to Incentive Stock Options.
d. Medium and Time of Payment. Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option or Stock Appreciation Right, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 21. If the applicable Agreement so provides, or the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following:
(i)
by a certified or bank cashier’s check;

(ii)
by the surrender of shares of Common Stock in good form for transfer owned by the person exercising the Option (or by attestation to such ownership), and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the Fair Market Value of the shares of Common Stock so surrendered equals the Purchase Price;

(iii)
by the withholding of shares of Common Stock for which an Option is exercisable;

(iv)
by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the Purchase Price, under procedures acceptable to the Company; or

(v)
by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

The Committee may prescribe any other method of paying the Exercise Price that it determines to be consistent with applicable law and the purpose of the Plan. Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose such limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid adverse accounting consequences. Any fractional shares of Common Stock shall in the discretion of the Committee be paid in cash.
e. Term and Nontransferability of Options and Stock Appreciation Rights.
(i)
Each Option and Stock Appreciation Right granted under this Section 7 shall state the time or times which all or part thereof becomes exercisable, subject to the following restrictions.

(ii)
No Option or Stock Appreciation Right shall be exercisable except by the Grantee or a transferee permitted hereunder.

(iii)
No Option or Stock Appreciation Right shall be assignable or transferable, except to the extent permitted by Section 19.

(iv)
No Option or Stock Appreciation Right shall be exercisable until such time as set forth in the applicable Agreement (but in no event after the expiration of such Grant).

(v)
The Committee may not modify, extend or renew any Option or Stock Appreciation Right granted to any Eligible Person unless such modification, extension or renewal shall satisfy any and all applicable requirements of Rule 16b-3 under the Exchange Act and Section 409A of the Code, to the extent applicable, and subject to Sections 17 and 18.

f. Termination of Service. Except as otherwise provided by the Committee, the Grantee’s Options and Stock Appreciation Rights which are not otherwise exercisable as of the Grantee’s Termination of Service shall terminate as of such date. The Committee shall specify in an Agreement such terms as the Committee deems appropriate, if any, with respect to the exercise of Options and Stock Appreciation Rights after a Grantee’s Termination of Service; provided that, no Option or Stock Appreciation Right may be exercised after expiration of its term. Unless otherwise provided in the applicable Agreement, if there occurs a Termination of Service for Cause, all of the Grantee’s Options and Stock Appreciation Rights (whether or not such Options or Stock Appreciation Rights are otherwise vested) shall be canceled.
g. Rights as a Stockholder. A Grantee or a Successor of the Grantee shall have no rights as a stockholder with respect to any Shares covered by his or her Grant until, in the case of an Option or Stock Appreciation Right settled in Shares, the date of the issuance of a stock certificate for such Shares or, if such Shares are not represented by certificates, the date the book entry for such Shares is recorded. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to (i) the date such stock certificate is issued or (ii) if such Shares are not represented by certificates, the date the book entry for such Shares is recorded, except in each case as provided in Section 15.
h. Other Provisions. The Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option or Stock Appreciation Right) as the Committee shall deem advisable.
8. SPECIAL RULES FOR INCENTIVE STOCK OPTIONS.
a. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Grantee for the first time during any calendar year (under the Plan and all other plans maintained by the Participating Companies, their parent or Subsidiaries) shall not exceed $100,000.
b. In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.
c. If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by a Grantee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Grantee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Grantee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition.
9. PROVISIONS APPLICABLE TO RESTRICTED STOCK.
a. Vesting Periods. In connection with the grant of Restricted Stock, whether or not Performance Goals apply thereto, the Committee may establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee and set forth in the applicable Agreement. Subject to the provisions of this Section 9, the applicable Agreement and the other provisions of the Plan, any restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.
b. Grant of Restricted Stock. Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock, if any, and (iv) determine or impose other conditions to the grant of Restricted Stock under the Plan as it may deem appropriate.
c. Certificates.
(i)
In the discretion of the Committee, each Grantee of Restricted Stock may be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Any such certificate shall be registered in the name of the Grantee. In addition to any legend that might otherwise be required by the Board or the Charter, bylaws or other applicable documents, the certificates, if any, for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE MFA FINANCIAL, INC. EQUITY COMPENSATION PLAN, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND MFA FINANCIAL, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF MFA FINANCIAL, INC. AT 350 PARK AVENUE, NEW YORK, NEW YORK 10022.
(ii)
The Committee may require that any stock certificates representing such Shares be held in custody by the Company or its designee until the restrictions hereunder shall have lapsed and that, as a condition of any grant of Restricted Stock, the Grantee shall have delivered to the Company or its designee a stock power, endorsed in blank, relating to the stock covered by such Grant. If and when such restrictions so lapse, any stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 9(d).

d. Restrictions and Conditions. Unless otherwise provided by the Committee in an Agreement, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(i)
Subject to the provisions of the Plan and the applicable Agreement, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the applicable Agreement and clause (iii) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

(ii)
Except as provided in the foregoing clause (i), below in this clause (ii), or in Section 15, or as otherwise provided in the applicable Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares. The Committee shall determine whether dividends with respect to Shares of Restricted Stock will be paid as and when dividends on Common Stock are declared or at the time of vesting of the Shares of Restricted Stock; provided that, dividends with respect to Shares of Restricted Stock that vest based on performance shall vest and be paid only if and to the extent such Shares of Restricted Stock vest, as determined by the Committee. Certificates for Shares (not subject to restrictions hereunder), or, in the event that the Company issues Shares without certificates, to the extent then required by the Maryland General Corporation Law, a written statement of the information required by the Maryland General Corporation Law to be included on stock certificates, shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

(iii)
Termination of Service. Unless otherwise provided in the applicable Agreement, if the Grantee has a Termination of Service for any reason during the applicable period of forfeiture, then (A) all Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Grantee, if any, for such forfeited Restricted Stock as contemplated by Section 9(b), and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

10. PROVISIONS APPLICABLE TO PHANTOM SHARES.
a. Grant of Phantom Shares. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Agreement: (i) authorize the granting of Phantom

Shares to Eligible Persons and (ii) determine or impose other conditions to the grant of Phantom Shares under the Plan as it may deem appropriate.
b. Term. The Committee may provide in an Agreement that any particular Phantom Share shall expire at the end of a specified term.
c. Vesting.
(i)
Subject to the provisions of the applicable Agreement and Section 10(c)(ii) and (iii), Phantom Shares shall vest as provided in the applicable Agreement.

(ii)
Unless otherwise determined by the Committee in an applicable Agreement, in the event that a Grantee has a Termination of Service, the Grantee’s Phantom Shares which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding, and except as provided in Section 10(c)(iii), the Grantee’s vested Phantom Shares shall be settled as set forth in Section 10(d).

(iii)
Unless otherwise determined by the Committee in an applicable Agreement, if the Grantee has a Termination of Service for Cause, all of the Grantee’s Phantom Shares (whether or not such Phantom Shares are otherwise vested) shall thereupon, and with no further action, be forfeited by the Grantee and cease to be outstanding, and no payments shall be made with respect to such forfeited Phantom Shares.

d. Settlement of Phantom Shares.
(i)
Except as otherwise provided by the Committee, each vested and outstanding Phantom Share shall be settled by the transfer to the Grantee of Shares representing such Phantom Share Value; provided, however, that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that a Phantom Share may be settled (A) in cash at the applicable Phantom Share Value, (B) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (C) in cash or by transfer of Shares as elected by the Company.

(ii)
Each Phantom Share shall be settled with a single-sum payment by the Company; provided, however, that, the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years. If the Grantee’s Phantom Shares are paid out in installment payments, such installment payments shall be treated as a series of separate payments for purposes of Section 409A of the Code.

(iii)	(1)	Each Phantom Share shall be settled on the date specified in the applicable Agreement (such date, the “Settlement Date”); provided, however, that, subject to the requirements of Section 409A of the Code, to the extent permitted by the Committee, a Grantee may elect, in accordance with procedures to be adopted by the Committee, that such Settlement Date will be deferred as elected by the Grantee to a time permitted by the Committee. Notwithstanding the prior sentence, all initial elections to defer the Settlement Date shall be made in accordance with the requirements of Section 409A of the Code. In addition, unless otherwise determined by the Committee, any subsequent elections under this Section 10(d)(iii)(1) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) not be effective for at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.
(2)
Notwithstanding the foregoing, unless the Agreement provides otherwise, in the event of the death of the Grantee, the Settlement Date, if not earlier pursuant to this Section 10(d)(iii), is the date of the Grantee’s death as described in Section (e)(i) below.

(iv)
Notwithstanding any other provision of the Plan, to the extent consistent with Section 409A of the Code, a Grantee may receive any amounts to be paid in installments as provided in Section 10(d)(ii) or deferred by the Grantee as provided in Section 10(d)(iii) upon the occurrence of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee in its discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee, the Grantee’s spouse, or the Grantee’s “dependent,” as defined in Section 152 of the Code (without regard to Section 152(b)(1), (b)(2), and (d)(1)(B)), loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

(1)
through reimbursement or compensation by insurance or otherwise;

(2)
by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

(3)
by future cessation of the making of additional deferrals under Section 10(d)(ii) and (iii).

Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency, as determined by the Committee, shall be permitted to the extent reasonably needed to satisfy the emergency need.
e. Other Phantom Share Provisions.
(i)
In the event of a Grantee’s death, unless an Agreement provides otherwise, any vested Phantom Shares held by the Grantee shall be settled and the Phantom Share Value in respect of such Phantom Shares paid, and any payments deferred pursuant to an election under Section 10(d)(iii) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s estate.

(ii)
The Committee may establish a program (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) under which distributions with respect to Phantom Shares may be deferred for periods in addition to those otherwise contemplated by the foregoing provisions of this Section 10. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

(iii)
Notwithstanding any other provision of this Section 10, unless the Committee determines otherwise, any fractional Phantom Share will be paid out in cash at the Phantom Share Value at the same time and consistent with the same payment schedule as the Phantom Shares to which it relates.

(iv)
No Phantom Share shall give any Grantee any rights with respect to Shares or any ownership interest in the Company. For the avoidance of doubt, DERs may, but need not, be granted in respect of Phantom Shares. Except as may be provided in accordance with Section 11, no provision of the Plan shall be interpreted to confer upon any Grantee of a Phantom Share any voting, dividend or derivative or other similar rights with respect to any Phantom Share. DERs granted with respect to Phantom Shares that vest based on performance shall vest and be paid only if and to the extent the underlying Phantom Shares vest and are paid, as determined by the Committee.

11. PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.
a. Grant of DERs. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Agreements, authorize the granting of DERs to Eligible Persons based on the dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date a Grant is issued, and the date such Grant vests or expires, as determined by the Committee. DERs may be granted on Phantom Shares and other equity based awards other than Options and Stock Appreciation Rights. DERs may be converted to cash, additional Shares or Phantom Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. If a DER is granted in respect of a Grant hereunder, then, unless otherwise stated in the Agreement, or, in the appropriate case, as determined by the Committee, in no event shall the DER be in effect for a period beyond the time during which the applicable related portion of the underlying Grant has been settled, or has expired, been forfeited or otherwise lapsed, as applicable. For the avoidance of doubt, DERs may not be granted with respect to Options or Stock Appreciation Rights.
b. Certain Terms.
(i)
The term of a DER shall be set by the Committee in its discretion.

(ii)
Payment of the amount determined in accordance with Section 11(a) shall be in cash, in Common Stock or a combination of both, as determined by the Committee.

(iii)
The Committee shall determine whether DERs will be paid as and when dividends are declared, at the time of payment of any underlying Grant or deferred as described below in Section 11(c); provided that, DERs granted with respect to Grants that vest based on performance shall vest and be paid only if and to the extent the underlying Grant vests and is paid, as determined by the Committee.

c. Deferral.
(i)
The Committee may (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) establish a program under which Grantees (i) will have Phantom Shares credited, subject to the terms of Sections 10(d) and 10(e) as though directly applicable with respect thereto, upon the granting of DERs, or (ii) will have payments with respect to DERs deferred.

(ii)
The Committee may establish a program under which distributions with respect to DERs may be deferred. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

12. OTHER EQUITY-BASED AWARDS. The Board shall have the right to issue other Grants based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, and the grant of securities convertible into Common Stock.
13. PERFORMANCE-BASED GRANTS. The provisions of this Section 13 shall apply to any Grants designated as “Performance-Based Grants” by the Committee. The grant, exercise and/or settlement of a Performance-Based Grant shall be based upon the achievement of performance goals as described in this Section 13.
a. Performance Goals. The performance goals (“Performance Goals”) for Performance-Based Grants shall be established by the Committee and shall consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria, as specified by the Committee. The Committee may determine that Performance-Based Grants shall be granted, exercised, and/or settled upon achievement of any one Performance Goal or that two or more Performance Goals must be achieved as a condition to grant, exercise and/or settlement of such Performance-Based Grants. In establishing the Performance Goals, the Committee may use the performance criteria set forth in Exhibit A hereto, which is hereby incorporated herein by reference as though set forth in full, or such other criteria as determined by the Committee. To the extent applicable and unless the Committee determines otherwise, the determination of the achievement of Performance Goals shall be based on the relevant financial measure, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), and in a manner consistent with the methods used by the Company in the preparation of its periodic reports to stockholders.
b. Committee Determinations; Settlement of Performance-Based Grants. The Committee shall determine the extent to which Performance Goals are achieved, and determine the amount, if any, payable pursuant to each Performance-Based Grant. The Committee, in its sole discretion, may make adjustments to the Performance Goals applicable to Performance-Based Grants, the amounts payable in respect of the applicable Performance Goals, and performance results (including adjustments of performance results to take into account transactions or other events occurring during the applicable performance period or changes in accounting principles or applicable law), to the extent consistent with the terms of the applicable Grant. The Committee shall determine the circumstances in which Performance-Based Grants shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance-Based Grants.
14. TERM OF PLAN. Grants may be granted pursuant to the Plan until the tenth anniversary of the 2020 Amendment Effective Date.
15. RECAPITALIZATION AND CHANGES OF CONTROL.
a. Subject to any required action by stockholders if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, or other similar change in the capital structure of the Company, spin-off, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:
(1)
the maximum aggregate number and kind of Shares available for issuance under the Plan, the maximum number and kind of Shares which shall be made subject to Options or any other types of Grants under the Plan, the maximum number and kind of Shares with respect to which a Grantee may receive Grants in any year as set forth in Section 6(b), the number and kind of Shares covered by outstanding Grants, and the number and kind of Shares to be issued or issuable under the Plan shall be appropriately adjusted by the Committee in its discretion; provided that, unless the Committee determines otherwise, any fractional Shares resulting from such adjustment shall be eliminated.

(2)
the Committee shall take any such action as it determines in its discretion shall be necessary to maintain each Grantee’s rights hereunder (including under the applicable Agreements) so that they are, in their respective Grants, substantially proportionate to the rights existing in such Grants, prior to such event, including, without limitation, adjustments in (A) the Exercise Price, Purchase Price and Phantom Share Value, and (B) Performance Goals. In the discretion of the Committee, the foregoing clause (B) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 15(a) had the event related to the Company.

b. Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock pursuant to this Section 15 shall be subject to the restrictions and requirements imposed by Section 9, including depositing the certificates therefor, if any, with the Company together with a stock power and bearing a legend as provided in Section 9(c)(i).
c. If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 9(d) may be required to deposit with the successor corporation the certificates, if any, for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 9(c)(ii), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 9(d), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 9(c)(i).
d. The judgment of the Committee with respect to any matter referred to in this Section 15 shall be conclusive and binding upon each Grantee without the need for any amendment to the Plan.
e. Subject to any required action by stockholders, if the Company is the surviving corporation in any merger or consolidation, the rights under any outstanding Grant shall pertain and apply to the securities to which a holder of the number of Shares subject to the Grant would have been entitled.

f. To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.
g. Except as expressly provided in this Section 15, a Grantee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to a Grant or the Exercise Price of Shares subject to an Option or Stock Appreciation Right.
h. Grants made pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.
i. Upon the occurrence of a Change of Control:
(i)
If the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Grants that are not exercised or paid at the time of the Change of Control shall be assumed by, or replaced with Grants that have comparable terms by, the surviving corporation (or a parent of the surviving corporation). After a Change of Control, references to the “Company” as they relate to employment matters shall include the successor employer.

(ii)
Unless the Agreement or a written employment agreement between the Grantee and the Company or a Subsidiary provides otherwise, if a Grantee’s employment or service is terminated by the Company without Cause upon or within 12 months following the Change of Control, the Grantee’s outstanding Grants shall become fully vested as of the date of such termination; provided that if the vesting of any such Grants is based, in whole or in part, on performance, the applicable Agreement shall specify how the portion of the Grant that becomes vested pursuant to this Section 15(i) shall be calculated.

(iii)
If and to the extent that outstanding Grants are not assumed by, or replaced with Grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Grants, without the consent of any Grantee: (1) the Committee may determine that outstanding Options and Stock Appreciation Rights shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Restricted Stock, Phantom Shares, DERs, dividends and other grants under Section 12 shall immediately lapse; (2) the Committee may determine that Grantees shall receive a payment in settlement of outstanding Phantom Shares, DERs, dividends, and other Grants under Section 12 in such amount and form as may be determined by the Committee; (3) the Committee may require that Grantees surrender their outstanding Options and Stock Appreciation Rights in exchange for a payment by the Company, in cash, Common Stock or common stock of the surviving corporation (or a parent of the surviving corporation) as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Grantee’s unexercised Options and Stock Appreciation Rights exceeds the applicable Exercise Price, and (4) after giving Grantees an opportunity to exercise all of their outstanding Options and Stock Appreciation Rights, the Committee may terminate any or all unexercised Options and Stock Appreciation Rights at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the applicable Exercise Price, the Company shall not be required to make any payment to the Grantee upon surrender of the Option or Stock Appreciation Right.

j. “Change of Control” shall mean the occurrence of any one of the following events:
(i)
any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its affiliates or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its affiliates and, with respect to any particular Eligible Employee, other than such Eligible Employee) together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of either (A) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“voting securities”) or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or
(ii)
persons who, as of the 2020 Amendment Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a member of the Board subsequent to the 2020 Amendment Effective Date whose election or nomination for election was approved and/or ratified by a vote of at least a majority of the Incumbent Directors shall, for purposes of the Plan, be considered an Incumbent Director; or

(iii)
the consummation of (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other voting securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 30% or more of the Shares then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person to 30% or more of the combined voting power of all then outstanding voting securities; provided, however, that, if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a “Change of Control” shall be deemed to have occurred for purposes of this subsection (j).
16. SECURITIES LAW REQUIREMENTS.
a. Legality of Issuance. The issuance of any Shares pursuant to Grants under the Plan and the issuance of any Grant shall be contingent upon the following:
(i)
the obligation of the Company to sell or issue Shares with respect to Grants issued under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii)
the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to Grants; and

(iii)
each Grant under the Plan (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the Grants or issuance of Shares, no payment or Grant shall be made, or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.
b. Restrictions on Transfer. The certificates, if any, for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Agreement, or as the Committee may otherwise deem appropriate. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 16 shall be conclusive and binding on all persons. Without limiting the generality of Section 9, stock certificates representing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend, substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:
“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”
c. Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the issuance of Grants and/or the sale of Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Shares under the Plan to comply with any law.
d. Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall (to the extent that the Company continues to issue certificated shares) be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
e. Certain Loans. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.
17. AMENDMENT OF THE PLAN. The Board may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no amendment may materially impair the rights or obligations of a Grantee with respect to Grants previously made unless such amendment is in connection with compliance with applicable laws or the Grantee consents to such amendment. Notwithstanding the foregoing, the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, or of any applicable exchange or similar rule, unless and until the approval of the holders of such Common Stock is obtained. The Board may also amend any Grant at any time, provided that no such amendment shall materially impair any rights or obligations of a Grantee, unless the Grantee consents to such amendment or such amendment is required to comply with applicable law.
18. NO REPRICING. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change of control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (a) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the Exercise Price of such outstanding Options or Stock Appreciation Rights, (b) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an Exercise Price that is less than the Exercise Price of the original Options or Stock Appreciation Rights or (c) cancel outstanding Options or Stock Appreciation Rights with an Exercise Price above the current stock price in exchange for cash or other securities.
19. TRANSFER OF GRANTS. Grants are not transferable by a Grantee except to the Successors of the Grantee in the event of the Grantee’s death (to the extent any such Grant, by its terms, survives the Grantee’s death), and, if exercisable, shall be exercisable during the lifetime of a Grantee only by such Grantee or his or her guardian or legal representative. Notwithstanding the foregoing, if and only to the extent permitted by the Committee, Grants may be transferred during the lifetime of a Grantee to one or more of the following transferees (each transferee a “Permitted Assignee”) on such terms as then may be permitted by the Committee: (a) the Grantee’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (b) to a trust for the benefit of one or more of the Grantee or the persons referred to in clause (a), (c) to a partnership, limited liability company or corporation in which the Grantee or the persons referred to in clause (a) are the only partners, members or stockholders, or (d) for charitable donations to a charitable organization; provided that, such Permitted Assignee shall be bound by and subject to all the terms and conditions of the Plan and the Award and shall execute an agreement satisfactory to the Company evidencing such obligations; provided further that, that any such transfer shall not be permitted unless it (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) complies with applicable law, including securities law.
20. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option, the sale of Restricted Stock or in connection with other Grants under the Plan will be used for general corporate purposes.
21. TAX WITHHOLDING. Each Grantee shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income. The Committee may determine that the Company’s tax withholding obligation with respect to Grants paid in shares of Common Stock shall be satisfied by having shares of Common Stock withheld at the time such Grants become taxable. In addition, the Committee, in its discretion, may allow a Grantee to elect to have the Grantee’s tax withholding obligation satisfied, in whole or in part, by (a) authorizing the Company to withhold Shares, (b) transferring to the Company Shares owned by the Grantee , or (c) in the case of a Grantee who is an Employee of the Company at the time such withholding is effected, by withholding from the Grantee’s cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Grantee’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Grantee, and the failure of the Grantee to satisfy such requirements with respect to a Grant shall cause such Grant to be forfeited.
22. NOTICES. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the Participating Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 22.
23. RIGHTS TO EMPLOYMENT OR OTHER SERVICE. Nothing in the Plan or in any Grant issued pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Participating Company (if applicable) or interfere in any way with the right of the Participating Company to terminate the individual’s employment or other service at any time.
24. NO ASSIGNMENT. A Grantee’s rights with respect to any Grant shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment,

garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.
25. CLAIMS PROCEDURES.
(i)
The Grantee or authorized representative, may file a claim for payments with respect to Grants under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:

(1)
approve the claim and take appropriate steps for satisfaction of the claim; or

(2)
if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him or her a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 25 as the provision setting forth the claims procedure under the Plan.

(ii)
The claimant may request a review of any denial of his or her claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim. Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant’s claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

26. EXCULPATION AND INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.
27. COMPLIANCE WITH SECTION 409A OF THE CODE.
(i)
Any Agreement issued under the Plan that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements of Section 409A of the Code.

(ii)
With respect to any Grant issued under the Plan that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service, if the Grantee is determined by the Company to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code and any of the Company’s stock is publicly traded on an established securities market or otherwise, such payment or distribution may not be made before the date which is six months after the date of Termination of Service (to the extent required under Section 409A of the Code). Any payments or distributions delayed in accordance with the prior sentence shall be paid to the Grantee on the first day of the seventh month following the Grantee’s Termination of Service, or if earlier, within 30 days following the Grantee’s death which occurs during such six-month period.

(iii)
Notwithstanding any other provision of the Plan, the Plan and the Grants are intended to comply with the requirements of Section 409A of the Code. Accordingly, all provisions herein and with respect to any Grants shall be construed and interpreted to be consistent with the requirements of

Section 409A of the Code to the maximum extent possible, and any payments constituting nonqualified deferred compensation subject to Section 409A of the Code shall only be made in a manner and upon an event permitted by Section 409A of the Code; provided, however, that in no event shall the Company be obligated to reimburse a Grantee for any additional tax (or related penalties and interest) incurred by reason of application of Section 409A of the Code. The Company makes no representations that Grants are exempt from or comply with Section 409A of the Code and makes no undertakings to ensure or preclude that Section 409A of the Code will apply to any Grants.
(iv)
Notwithstanding any other provision of the Plan or an Agreement, in the event that any Grant that constitutes nonqualified deferred compensation subject to Section 409A of the Code is to be paid or otherwise settled upon a Change of Control, such Grant shall not be paid or settled upon the Change of Control unless the applicable Change of Control constitutes a “change in control event” for purposes of Section 409A of the Code.

28. NO FUND CREATED. Any and all payments hereunder to any Grantee under the Plan shall be made from the general funds of the Company (or, if applicable, a Participating Company), no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Phantom Shares (including for purposes of this Section 28 any accounts established to facilitate the implementation of Section 10(d)(iii)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company (or a Participating Company) may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company (or, if applicable, a Participating Company) under the Plan are unsecured and constitute a mere promise by the Company (or, if applicable, a Participating Company) to make payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company (or, if applicable, a Participating Company), such right shall be no greater than the right of a general unsecured creditor of the Company (or, if applicable, a Participating Company). Without limiting the foregoing, Phantom Shares and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the Phantom Shares and any such other devices is limited to the right to receive payment, if any, as may herein be provided.
29. NO FIDUCIARY RELATIONSHIP. Nothing contained in the Plan (including without limitation Section 10(e)(ii)), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company, the Participating Companies, or their directors or officers or the Committee, on the one hand, and the Grantee, the Company, the Participating Companies or any other person or entity, on the other.
30. CAPTIONS. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.
31. GOVERNING LAW. The Plan shall be governed by the laws of Maryland, without reference to principles of conflict of laws.
32. EXECUTION. The Company has caused this amended and restated Plan to be executed in the name and on behalf of the Company by an officer of the Company thereunto duly authorized as of this 10th day of June, 2020.
MFA FINANCIAL, INC., a Maryland corporation
By: Name: Title:

EXHIBIT A
PERFORMANCE CRITERIA
Performance-Based Grants may be granted, exercised and/or settled based upon the attainment of objective Performance Goals that are established by the Committee and relate to one or more Performance Criteria, in each case on a specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may be based on the achievement of specified levels of performance or achievement relative to the performance of one or more other corporations or indices.
“Performance Criteria” means the following business criteria (or any combination thereof) or any other criteria determined by the Committee with respect to one or more of the Company, any Participating Company or any division or operating unit thereof:
i.)
pre-tax income,

ii.)
after-tax income,

iii.)
net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis),

iv.)
operating income,

v.)
cash flow,

vi.)
earnings per share,

vii.)
return on equity or return on average equity,

viii.)
return on invested capital or assets,

ix.)
cash and/or funds available for distribution,

x.)
appreciation in the fair market value of the Common Stock,

xi.)
return on investment,

xii.)
total stockholder return,

xiii.)
net earnings growth,

xiv.)
stock appreciation (meaning an increase in the price or value of the Common Stock after the date of grant of an award and during the applicable period),

xv.)
related return ratios,

xvi.)
increase in revenues,

xvii.)
the Company’s published ranking against its peer group of real estate investment trusts based on total stockholder return,

xviii.)
net earnings,

xix.)
changes (or the absence of changes) in the per share or aggregate market price of the Company’s Common Stock,

xx.)
number of securities sold,

xxi.)
earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company’s financial reports for the applicable period, and

xxii.)
total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period).

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 9, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE DURING MEETING - www.virtualshareholdermeeting.com/MFA2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 9, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E97477-P32433-Z76244 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MFA FINANCIAL, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Laurie S. Goodman	☐	☐	☐
1b. Craig L. Knutson	☐	☐	☐
1c. Richard C. Wald	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐
3. Approval of the advisory (non-binding) resolution to approve the Company's executive compensation.	☐	☐	☐
4. Approval of the Company's Equity Compensation Plan, which is an amendment and restatement of the Company's existing Equity Compensation Plan.	☐	☐	☐

NOTE: The proxies are authorized to vote in their discretion upon any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) on the records of the company and date. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give full title as such under signature(s). Joint owners should each sign personally. All holders must sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

E97478-P32433-Z76244

MFA FINANCIAL, INC.
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of MFA Financial, Inc., a Maryland corporation (the "Company"), hereby authorizes and appoints Craig L. Knutson, George H. Krauss and/or Harold E. Schwartz, or any of them or their respective successors, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held via a live webcast on Wednesday, June 10, 2020, at 2:00 p.m. Eastern Time, and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST (i) "FOR" EACH NOMINEE FOR DIRECTOR, (ii) "FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020, (iii) "FOR" THE APPROVAL OF THE ADVISORY (NON-BINDING) RESOLUTION TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION AND (iv) "FOR" THE APPROVAL OF THE COMPANY'S EQUITY COMPENSATION PLAN, EACH AS DESCRIBED IN THE PROXY STATEMENT. THIS PROXY IS REVOCABLE. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 AND 4.

Address Change/Comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the reverse side)